UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21339

Morgan Stanley Institutional Liquidity Funds
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		201-830-8894

Date of fiscal year end:	October 31, 2012

Date of reporting period:	October 31, 2012

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Institutional
Liquidity Funds

Money Market Portfolio

Prime Portfolio

Government Portfolio

Government Securities Portfolio

Treasury Portfolio

Treasury Securities Portfolio

Tax-Exempt Portfolio

Annual
Report

October 31, 2012

2012 Annual Report

October 31, 2012

Table of Contents

Shareholders' Letter	2
Performance Summary	3
Expense Examples	4
Investment Advisory Agreement Approval	6
Investment Overviews & Portfolios of Investments:
Money Market Portfolio	8
Prime Portfolio	15
Government Portfolio	29
Government Securities Portfolio	35
Treasury Portfolio	38
Treasury Securities Portfolio	42
Tax-Exempt Portfolio	45
Statements of Assets and Liabilities	51
Statements of Operations	55
Statements of Changes in Net Assets	57
Financial Highlights	66
Notes to Financial Statements	81
Report of Independent Registered Public Accounting Firm	87
Federal Income Tax Information	88
U.S. Privacy Policy	89
Trustee and Officer Information	92

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Liquidity Funds. To receive a prospectus and/or Statement of Additional Information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1(888) 378-1630. Please read the prospectus carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/liquidity.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

2012 Annual Report

October 31, 2012

Shareholders' Letter (unaudited)

Dear Shareholders:

We are pleased to present the Morgan Stanley Institutional Liquidity Funds ("MSILF") Annual Report for the period ended October 31, 2012. MSILF currently offers seven portfolios (Money Market, Prime, Government, Government Securities, Treasury, Treasury Securities and Tax-Exempt), which together are designed to provide flexible cash management options. MSILF's portfolios provide investors with a means to help them meet specific cash investment needs, whether they need a rated fund, capital preservation, or tax-efficient returns.

Sincerely,

Kevin Klingert
President and Principal Executive Officer

November 2012

2012 Annual Report

October 31, 2012

Performance Summary (unaudited)

The seven-day current and seven-day effective yields (effective yield assumes an annualization of the current yield with all dividends reinvested) as of October 31, 2012, were as follows:

	Subsidized Yields
	Institutional Class		Institutional Select Class		Investor Class		Administrative Class		Advisory Class		Participant Class		Cash Management Class
	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield
Portfolios:
Money Market	0.16%	0.16%	0.11%	0.11%	0.06%	0.06%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Prime	0.16%	0.16%	0.11%	0.11%	0.06%	0.06%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Government	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%
Government Securities	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Treasury	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Treasury Securities	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Tax-Exempt	0.04%	0.04%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
	Non-Subsidized Yields
	Institutional Class		Institutional Select Class		Investor Class		Administrative Class		Advisory Class		Participant Class		Cash Management Class
	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield
Portfolios:
Money Market	0.10%	0.10%	0.05%	0.05%	0.00%	0.00%	–0.05%	–0.05%	–0.15%	–0.15%	–0.40%	–0.40%	–0.05%	–0.05%
Prime	0.11%	0.11%	0.06%	0.06%	0.01%	0.01%	–0.04%	–0.04%	–0.14%	–0.14%	–0.39%	–0.39%	–0.04%	–0.04%
Government	–0.01%	–0.01%	–0.06%	–0.06%	–0.11%	–0.11%	–0.16%	–0.16%	–0.26%	–0.26%	–0.51%	–0.51%	–0.16%	–0.16%
Government Securities	–0.18%	–0.18%	–0.23%	–0.23%	–0.28%	–0.28%	–0.33%	–0.33%	–0.43%	–0.43%	–0.68%	–0.68%	–0.33%	–0.33%
Treasury	–0.05%	–0.05%	–0.10%	–0.10%	–0.15%	–0.15%	–0.20%	–0.20%	–0.30%	–0.30%	–0.55%	–0.55%	–0.20%	–0.20%
Treasury Securities	–0.10%	–0.10%	–0.15%	–0.15%	–0.20%	–0.20%	–0.25%	–0.25%	–0.35%	–0.35%	–0.60%	–0.60%	–0.25%	–0.25%
Tax-Exempt	–0.08%	–0.08%	–0.13%	–0.13%	–0.18%	–0.18%	–0.23%	–0.23%	–0.33%	–0.33%	–0.58%	–0.58%	–0.23%	–0.23%

The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance information for the 7-day effective yield assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/liquidity. Investment returns will fluctuate causing portfolio shares, when redeemed, to be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Investments in the Money Market, Prime, Government, Government Securities, Treasury, Treasury Securities and Tax-Exempt Portfolios (the "Portfolios") are neither insured nor guaranteed by the Federal Deposit Insurance Corporation. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Portfolios. Please read MSILF's prospectuses carefully before you invest or send money.

The Tax-Exempt Portfolio may invest a portion of its total assets in bonds that may subject certain investors to the federal Alternative Minimum Tax (AMT). Investors should consult their tax adviser for further information on tax implications.

Yield quotation more closely reflects the current earnings of the Portfolios than the total return. As with all money market portfolios, yields will fluctuate as market conditions change and the seven-day yields are not necessarily indicative of future performance.

2012 Annual Report

October 31, 2012

Expense Examples (unaudited)

As a shareholder of a Portfolio, you incur ongoing costs, including advisory fees; administration plan fees; service and shareholder administration plan fees; distribution plan fees; shareholder services plan fees; and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchange fees.

2012 Annual Report

October 31, 2012

Expense Examples (unaudited) (cont'd)

Portfolio	Beginning Account Value 5/1/12	Actual Ending Account Value 10/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Money Market Portfolio Institutional Class	$1,000.00	$1,001.00	$1,024.33	$0.80	$0.81	0.16%
Money Market Portfolio Institutional Select Class	1,000.00	1,000.70	1,024.08	1.06	1.07	0.21
Money Market Portfolio Investor Class	1,000.00	1,000.50	1,023.83	1.31	1.32	0.26
Money Market Portfolio Administrative Class	1,000.00	1,000.20	1,023.58	1.56	1.58	0.31
Money Market Portfolio Advisory Class	1,000.00	1,000.10	1,023.43	1.71	1.73	0.34
Money Market Portfolio Participant Class	1,000.00	1,000.10	1,023.38	1.76	1.78	0.35
Money Market Portfolio Cash Management Class	1,000.00	1,000.20	1,023.58	1.56	1.58	0.31
Prime Portfolio Institutional Class	1,000.00	1,000.90	1,024.33	0.80	0.81	0.16
Prime Portfolio Institutional Select Class	1,000.00	1,000.60	1,024.08	1.06	1.07	0.21
Prime Portfolio Investor Class	1,000.00	1,000.40	1,023.83	1.31	1.32	0.26
Prime Portfolio Administrative Class	1,000.00	1,000.10	1,023.58	1.56	1.58	0.31
Prime Portfolio Advisory Class	1,000.00	1,000.10	1,023.53	1.61	1.63	0.32
Prime Portfolio Participant Class	1,000.00	1,000.10	1,023.53	1.61	1.63	0.32
Prime Portfolio Cash Management Class	1,000.00	1,000.10	1,023.58	1.56	1.58	0.31
Government Portfolio Institutional Class	1,000.00	1,000.30	1,024.48	0.65	0.66	0.13
Government Portfolio Institutional Select Class	1,000.00	1,000.30	1,024.48	0.65	0.66	0.13
Government Portfolio Investor Class	1,000.00	1,000.30	1,024.48	0.65	0.66	0.13
Government Portfolio Administrative Class	1,000.00	1,000.30	1,024.48	0.65	0.66	0.13
Government Portfolio Advisory Class	1,000.00	1,000.30	1,024.48	0.65	0.66	0.13
Government Portfolio Participant Class	1,000.00	1,000.30	1,024.48	0.65	0.66	0.13
Government Portfolio Cash Management Class	1,000.00	1,000.30	1,024.48	0.65	0.66	0.13
Government Securities Portfolio Institutional Class	1,000.00	1,000.10	1,024.68	0.45	0.46	0.09
Government Securities Portfolio Institutional Select Class	1,000.00	1,000.10	1,024.68	0.45	0.46	0.09
Government Securities Portfolio Investor Class	1,000.00	1,000.10	1,024.68	0.45	0.46	0.09
Government Securities Portfolio Administrative Class	1,000.00	1,000.10	1,024.68	0.45	0.46	0.09
Government Securities Portfolio Advisory Class	1,000.00	1,000.10	1,024.68	0.45	0.46	0.09
Government Securities Portfolio Participant Class	1,000.00	1,000.10	1,024.68	0.45	0.46	0.09
Government Securities Portfolio Cash Management Class	1,000.00	1,000.10	1,024.68	0.45	0.46	0.09
Treasury Portfolio Institutional Class	1,000.00	1,000.20	1,024.48	0.65	0.66	0.13
Treasury Portfolio Institutional Select Class	1,000.00	1,000.20	1,024.48	0.65	0.66	0.13
Treasury Portfolio Investor Class	1,000.00	1,000.10	1,024.48	0.65	0.66	0.13
Treasury Portfolio Administrative Class	1,000.00	1,000.20	1,024.48	0.65	0.66	0.13
Treasury Portfolio Advisory Class	1,000.00	1,000.20	1,024.48	0.65	0.66	0.13
Treasury Portfolio Participant Class	1,000.00	1,000.20	1,024.48	0.65	0.66	0.13
Treasury Portfolio Cash Management Class	1,000.00	1,000.20	1,024.48	0.65	0.66	0.13
Treasury Securities Portfolio Institutional Class	1,000.00	1,000.10	1,024.73	0.40	0.41	0.08
Treasury Securities Portfolio Institutional Select Class	1,000.00	1,000.10	1,024.73	0.40	0.41	0.08
Treasury Securities Portfolio Investor Class	1,000.00	1,000.10	1,024.73	0.40	0.41	0.08
Treasury Securities Portfolio Administrative Class	1,000.00	1,000.10	1,024.73	0.40	0.41	0.08
Treasury Securities Portfolio Advisory Class	1,000.00	1,000.10	1,024.73	0.40	0.41	0.08
Treasury Securities Portfolio Participant Class	1,000.00	1,000.10	1,024.73	0.40	0.41	0.08
Treasury Securities Portfolio Cash Management Class	1,000.00	1,000.10	1,024.73	0.40	0.41	0.08
Tax-Exempt Portfolio Institutional Class	1,000.00	1,000.10	1,024.28	0.85	0.87	0.17
Tax-Exempt Portfolio Institutional Select Class	1,000.00	1,000.10	1,024.23	0.90	0.92	0.18
Tax-Exempt Portfolio Investor Class	1,000.00	1,000.10	1,024.23	0.90	0.92	0.18
Tax-Exempt Portfolio Administrative Class	1,000.00	1,000.10	1,024.23	0.90	0.92	0.18
Tax-Exempt Portfolio Advisory Class	1,000.00	1,000.10	1,024.23	0.90	0.92	0.18
Tax-Exempt Portfolio Participant Class	1,000.00	1,000.10	1,024.23	0.90	0.92	0.18
Tax-Exempt Portfolio Cash Management Class	1,000.00	1,000.10	1,024.23	0.90	0.92	0.18

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

2012 Annual Report

October 31, 2012

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Portfolios. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolios and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolios

The Board reviewed the performance, fees and expenses of the Portfolios compared to their peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolios. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance as of December 31, 2011, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel.

Performance

The Board noted that the performances of the Prime, Money Market, Tax-Exempt and Government Portfolios were better than the peer group averages for the one-, three- and five-year periods.

With respect to the Treasury Portfolio, the Board noted that the performance was equal to its peer group average for the one-year period and better than its peer group average for the three- and five-year periods.

With respect to the Treasury Securities Portfolio, the Board noted that the performance was better than its peer group average for the one- and three-year periods but below its peer group average since October 2008, the month of the Portfolio's inception.

With respect to the Government Securities Portfolio, the Board noted that the performance was equal to its peer group average for the one-year period but below its peer group average for the three-year period and since March 2008, the month of the Portfolio's inception.

Performance Conclusions

With respect to the all of the Portfolios (except the Government Securities and the Treasury Securities Portfolios), after discussion, the Board concluded that performance was competitive with the peer group averages.

With respect to the Government Securities and Treasury Securities Portfolios, the Board concluded that performance was acceptable.

Fees and Expenses

The Board members discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for the Portfolios relative to comparable funds and/or other accounts advised by the Adviser and/or compared to their peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolios' total expense ratios.

The Board noted that the management fees and total expense ratios for all of the Portfolios were lower than the peer group averages.

2012 Annual Report

October 31, 2012

Investment Advisory Agreement Approval (unaudited) (cont'd)

Fee and Expense Conclusion

After discussion, with respect to each of the Portfolios, the Board concluded that the management fees and total expense ratios were competitive with the peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolios and how that relates to the Portfolios' total expense ratios and particularly the Portfolios' management fee rates (which, for all the Portfolios do not include breakpoints). In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolios and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of each Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolios and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolios and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolios and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolios and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolios to continue their relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of each Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

2012 Annual Report

October 31, 2012

Investment Overview (unaudited)

Money Market Portfolio

The Money Market Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing in liquid, high quality U.S. dollar-denominated money market instruments of U.S. and foreign financial and non-financial corporations. The Portfolio also invests in obligations of foreign governments and in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities, including securities guaranteed under the Federal Deposit Insurance Corporation ("FDIC") Temporary Liquidity Guarantee Program.

Performance

For the fiscal year ended October 31, 2012, the Portfolio's Institutional Share Class had a total return of 0.17%. For the seven-day period ended October 31, 2012, the Portfolio's Institutional Share Class provided an annualized current yield of 0.16% (subsidized) and 0.10% (non-subsidized), while its 30-day moving average annualized yield was 0.17% (subsidized) and 0.11% (non-subsidized). Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Overall economic growth in the U.S. remained lackluster during the 12 months ended October 31, 2012. Although fourth quarter 2011 gross domestic product (GDP) growth surged to 4.1 percent, much of this gain came from increased inventory build, and momentum was not carried forward into 2012. GDP growth subsequently slowed, averaging 1.65 percent in the first half of 2012 then picking up slightly to 2 percent in the third quarter 2012. The economy continued to face headwinds from the spillover effects of the European debt crisis and ongoing weakness in the U.S. housing and labor markets.

•  Growth in employment exhibited some volatility during the period. Job growth picked up momentum during the later part of 2011 and into early 2012, with monthly job gains averaging 164,000 during the fourth quarter of 2011 and 225,000 during the first quarter of 2012. However, much of this faster pace was attributed to the effects of an unusually warm winter, which "pulled" demand forward. As this effect ran its course and signs of a broader economic slowdown re-appeared, job growth once again slowed, with second quarter job gains falling to an average of only 66,000 per month. Average monthly job gains strengthened in the third quarter, averaging 174,000. The employment gains were broad-based and centered in private sector jobs in industries such as health care and education. While the unemployment rate gradually declined over much of the period, from 8.9 percent in October 2011 to 7.9 percent in October 2012, the rate itself still is elevated and is partly attributed to a shrinking workforce and a drop in the labor force participation rate.

•  To help address European bank funding concerns, the European Central Bank (ECB) lent €489.1 billion in December 2011 and €530 billion in February 2012 to banks in three-year loans against a wider-than-usual range of collateral. The combination of these two stimulus actions by the ECB lessened rollover risk as banks pre-funded their upcoming maturity schedules. Economic expectations for the eurozone have deteriorated, however, given planned fiscal austerity measures and deleveraging by European banks. With peripheral bond markets becoming stressed once again in the spring of 2012, the market again focused on the ECB and its ability and willingness to restore order. At the August ECB meeting, the central bank laid out a plan that would include intervention in the bond markets to purchase the short-dated government bonds of member countries that asked for assistance, and that signed a memorandum of understanding regarding the conditions for that assistance. The market took comfort in this potential intervention of central bank purchases of sovereign debt.

•  After the Federal Open Market Committee (FOMC) meeting in September 2011, the Federal Reserve (Fed) announced to undertake a $400 billion "twist" of its balance sheet holdings. The Fed sold $400 billion of Treasury securities with maturities of three years and under, while it bought a like amount of Treasuries with maturities of between six and 30 years, with the intent to keep longer-term borrowing costs low. The original completion date was intended to be June 2012. In addition, to help the mortgage market, the Fed reinvested principal pay downs from agency debt and agency mortgage-backed securities (MBS) into agency MBS (previously these principal pay downs were reinvested into Treasuries).

2012 Annual Report

October 31, 2012

Investment Overview (unaudited) (cont'd)

Money Market Portfolio

•  At the completion of its initial twist policy, the FOMC decided to extend twist until the end of 2012 against a backdrop of sluggish growth, high unemployment, and a benign inflation outlook. With the release of very dovish minutes from the July 31 to August 1 FOMC meeting, the market focused on the growing likelihood of additional monetary accommodation in the near term. After its September 2012 meeting, the FOMC announced an aggressive policy response with an open-ended quantitative easing (QE3) program focused on $40 billion per month in mortgage-backed securities purchases. The Fed also announced that purchase amounts could increase if the labor market does not improve "substantially" and that they were "concerned that without further policy accommodation, economic growth might not be strong enough to generate sustained improvement in the labor market". With inflation subdued, the Fed concentrated on the other side of its dual mandate, by trying to alleviate slow employment growth and elevated levels of unemployment. They extended their pledge of keeping the federal funds target rate at exceptionally low levels until at least mid-2015.

Management Strategies

•  As of October 31, 2012, the Portfolio had net assets of approximately $3.4 billion. The Portfolio's WAM and WAL were 24 days and 46 days, respectively.

•  We continued to remain cautious in our investment approach, focusing on high liquidity and short durations.

•  We believe our investment process and focus on credit research and risk management have placed the Portfolio in a favorable position to respond to market uncertainty. Most of our investment activity has been focused on rolling significant amounts of overnight and short-dated maturities, allowing us to manage portfolios that feature short Weighted Average Maturities as well as significant amounts of daily and weekly liquidity.

•  Our investments have included occasional selective purchases of one-month, three-month and six-month fixed-rate maturities, as well as selective purchases of nine-month and one-year floating-rate paper with yields based on three-month LIBOR.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	46.5%
Tax-Exempt Instruments	14.8
Commercial Paper	12.6
Floating Rate Notes	11.5
Time Deposits	10.6
Other*	4.0
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2012 Annual Report

October 31, 2012

Portfolio of Investments

Money Market Portfolio

	Face Amount (000)	Value (000)
Certificates of Deposit (4.0%)
International Banks (4.0%)
Rabobank Nederland
0.49%, 2/8/13	$20,000	$20,000
Skandin Ens Banken,
0.31%, 12/14/12	25,000	25,000
0.36%, 11/26/12	65,000	65,000
Sumitomo Mitsui Banking Corp.
0.32%, 12/5/12	26,000	26,000
Total Certificates of Deposit (Cost $136,000)		136,000
Commercial Paper (a) (12.9%)
International Banks (12.9%)
ABN Amro Funding USA LLC,
0.32%, 1/30/13 - 2/1/13 (b)	33,950	33,923
DBS Bank Ltd.
0.45%, 1/14/13 (b)	15,000	14,986
DNB NOR Bank ASA
0.33%, 11/2/12 (b)	50,000	50,000
Nordea North America, Inc.,
0.41%, 1/18/13 - 1/22/13	58,500	58,447
Oversea Chinese Banking,
0.42%, 11/5/12	10,000	10,000
0.48%, 1/2/13	12,000	11,990
Rabobank USA Financial Corp.,
0.38%, 4/5/13	40,000	39,935
0.49%, 3/6/13	16,000	15,973
0.52%, 2/1/13	65,000	64,914
Skandin Ens Banken AB
0.31%, 12/21/12 (b)	27,000	26,989
Sumitomo Mitsui Banking Corp.
0.34%, 11/1/12 (b)	65,000	65,000
Svenska Handelsbanken Inc.
0.31%, 5/1/13 (b)	33,500	33,450
UOB Funding LLC,
0.26%, 12/12/12 - 12/17/12	8,000	7,998
Total Commercial Paper (Cost $433,605)		433,605
Floating Rate Notes (11.7%)
International Banks (11.7%)
Bank of Nova Scotia,
0.31%, 4/26/13	55,000	54,997
0.40%, 7/2/13	25,000	25,000
Deutsche Bank AG
0.79%, 3/15/13	75,000	75,000
Royal Bank of Canada,
0.36%, 7/26/13	13,000	13,000
0.37%, 1/25/13	15,000	15,003
0.40%, 7/11/13	48,000	48,000
0.43%, 11/27/12	20,000	20,000
Toronto Dominion Bank,
0.31%, 7/26/13	30,000	30,000
0.32%, 10/21/13	32,500	32,500
0.40%, 9/13/13	31,000	31,000
	Face Amount (000)	Value (000)
Westpac Banking Corp.
0.40%, 4/3/13 (b)	$50,000	$49,999
Total Floating Rate Notes (Cost $394,499)		394,499
Repurchase Agreements (47.4%)
ABN Amro Securities LLC, (0.27%, dated 10/31/12, due 11/1/12; proceeds $10,000; fully collateralized by Corporate Bonds; Anglo American Capital PLC 9.38% due 4/8/19; CSX Corp. 4.10% due 3/15/44; and a U.S. Government Agency; Federal Home Loan Mortgage Corporation 4.50% due 2/1/41; valued at $10,437)	10,000	10,000
ABN Amro Securities LLC, (0.37%, dated 10/31/12,
due 11/1/12; proceeds $35,000; fully
collateralized by Common Stocks; Air
Products & Chemicals, Inc.; American
International Group, Inc.; Anadarko Petroleum
Corp.; Becton Dickinson & Co.; Bristol-Myers
Squibb Co.; CareFusion Corp.; Caterpillar, Inc.;
CBS Corp.; Celgene Corp.; Chevron Corp.;
Cisco Systems, Inc.; Citigroup, Inc.;
Consolidated Edison, Inc.; Cooper Industries
PLC; Corrections Corp of America; Domino's
Pizza, Inc.; Eagle Materials, Inc.; eBay, Inc.;
Ecolab, Inc.; EMC Corp.; FMC Technologies,
Inc.; Google, Inc.; Halliburton Co.; Hill-Rom
Holdings, Inc.; Huntsman Corp.; International
Business Machines Corp.; JPMorgan
Chase & Co.; Lorillard, Inc.; Macy's, Inc.;
Mastercard, Inc.; Merck & Co., Inc.; Microsoft
Corp.; Motorola Solutions, Inc.; Pfizer, Inc.;
Philip Morris International, Inc.; QUALCOMM,
Inc.; SLM Corp.; Travelers Companies., Inc.
(The); Visa, Inc.; Yahoo!, Inc.; valued at $36,750)	35,000	35,000
Barclays Capital, Inc., (0.70%, dated 10/19/12, due 1/22/13; proceeds $10,018; fully collateralized by Corporate Bonds; American Axle & Manufacturing, Inc. 6.63% due 10/15/22; CCO Holdings LLC/CCO Holdings Capital Corp. 7.38% due 6/1/20; First Data Corp. 8.88% due 8/15/20; HDTFS, Inc. 6.25% due 10/15/22; Sabre, Inc. 8.50% due 5/15/19; Windstream Corp. 7.75% due 10/1/21; valued at $10,600)	10,000	10,000
Barclays Capital, Inc., (0.75%, dated 10/12/12,
due 10/7/13; proceeds $35,263; fully
collateralized by Common Stocks; 21Vianet
Group, Inc.; ABB Ltd.; Administradora de
Fondos de Pensiones Provida SA; Aluminum
Corp. of China Ltd.; AngloGold Ashanti Ltd.;
ASM International N.V.; AstraZeneca PLC;
AutoNavi Holdings Ltd.; Banco de Chile; Banco
Macro SA; Banco Santander Chile; BHP Billiton
Ltd.; BRF - Brasil Foods SA; BT Group PLC;
Cencosud SA; Changyou.com Ltd.; China
Eastern Airlines Corp. Ltd.; China Kanghui
Holdings, Inc.; China Petroleum & Chemical
Corp.; China Southern Airlines Co., Ltd.;
China Unicom Hong Kong Ltd.; Chunghwa
Telecom Co., Ltd.; Cia Cervecerias Unidas SA;
Cia de Minas Buenaventura SA; Cia de
Saneamento Basico do Estado de Sao Paulo;
Cie Generale de Geophysique - Veritas;

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Portfolio of Investments (cont'd)

Money Market Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
CNOOC Ltd.; CSR PLC; Delhaize Group SA;
Dr. Reddy's Laboratories Ltd.; Elan Corp. PLC;
Embraer SA; Empresa Nacional de Electricidad
SA; Enersis SA; Focus Media Holding Ltd.;
Fresenius Medical Care AG & Co., KGaA; Grifols
SA; Gruma SAB de CV; HDFC Bank Ltd.; hiSoft
Technology International Ltd.; Honda Motor Co.,
Ltd.; HSBC Holdings PLC; Huaneng Power
International, Inc.; ICON PLC; Industrias
Bachoco SAB de CV; James Hardie Industries
PLC; KB Financial Group, Inc.; Konami Corp.;
KT Corp.; Kubota Corp.; Kyocera Corp.; Makita
Corp.; Mobile Telesystems OJSC; Nippon
Telegraph & Telephone Corp.; Novartis AG;
NTT DOCOMO, Inc.; ORIX Corp.; Philippine
Long Distance Telephone Co.; POSCO;
Prudential PLC; Qihoo 360 Technology Co.,
Ltd.; Reed Elsevier N.V.; Reed Elsevier PLC;
Royal Dutch Shell PLC; Ryanair Holdings PLC;
Sasol Ltd.; Shire PLC; Silicon Motion
Technology Corp.; Sinopec Shanghai
Petrochemical Co., Ltd.; Smith & Nephew PLC;
Sociedad Quimica y Minera de Chile SA; Statoil
ASA; Syngenta AG; Tata Motors Ltd.; Telecom
Argentina SA; Telefonica SA; Tenaris SA;
Ternium SA; Teva Pharmaceutical Industries
Ltd.; Tim Participacoes SA; Toyota Motor
Corp.; Trinity Biotech PLC; Turkcell Iletisim
Hizmetleri AS; Ultrapar Participacoes SA;
Unilever N.V.; Unilever PLC; Vale SA; Vina
Concha y Toro SA; Vodafone Group PLC;
Wacoal Holdings Corp.; Westpac Banking
Corp.; Woori Finance Holdings Co., Ltd.;
Youku Tudou, Inc.; YPF SA; a Preferred Stock;
JP Morgan Chase; and Convertible Bonds;
Jarden Corp. 1.88% due 9/15/18; Omnicare,
Inc. 3.75% due 12/15/25 - 4/1/42;
valued at $37,025) (Demand 11/1/12)	$35,000	$35,000
BMO Capital Markets Corp., (0.27%, dated 10/31/12, due 11/1/12; proceeds $10,000; fully collateralized by U.S. Government Obligations; U.S. Treasury Bills Zero Coupon due 11/29/12 - 9/19/13; U.S. Treasury Bonds 3.00% - 8.75% due 8/15/20 - 5/15/42; U.S. Treasury Notes 0.25% - 4.75% due 11/15/13 - 8/15/22; valued at $10,200)	10,000	10,000
BNP Paribas Securities Corp., (0.21%, dated 10/24/12, due 4/24/13; proceeds $55,057; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.35% - 6.00% due 5/1/17 - 11/1/39; Federal National Mortgage Association 2.44% - 6.00% due 2/1/19 - 9/1/42; valued at $56,650) (Demand 11/7/12)	55,000	55,000
BNP Paribas Securities Corp., (0.22%, dated 10/30/12, due 11/5/12; proceeds $14,001; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.35% - 6.50% due 10/1/14 - 10/1/40; Federal National Mortgage Association 2.13% - 6.50% due 10/1/13 - 7/1/42; valued at $14,420)	14,000	14,000
	Face Amount (000)	Value (000)
BNP Paribas Securities Corp., (0.65%, dated 10/26/12, due 4/26/13; proceeds $5,016; fully collateralized by Corporate Bonds; CSC Holdings LLC 6.75% due 11/15/21; Plains Exploration & Production Co. 6.50% due 11/15/20; Sprint Nextel Corp. 9.13% due 3/1/17; valued at $5,300) (Demand 11/7/12)	$5,000	$5,000
Credit Agricole CIB, (0.30%, dated 10/31/12, due 11/1/12; proceeds $150,001; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.50% - 4.50% due 2/1/27 - 11/1/42; Federal National Mortgage Association 2.50% - 6.00% due 9/1/25 - 11/1/42; valued at $154,500)	150,000	150,000
Credit Suisse Securities, (0.25%, dated 10/30/12,
due 11/5/12; proceeds $70,003; fully
collateralized by Common Stocks; ADA-ES, Inc.;
Alere, Inc.; Barrick Gold Corp.; Ceradyne, Inc.;
Comcast Corp.; Corrections Corp. of America;
Cymer, Inc.; Diageo PLC; El Paso Electric Co.;
Everest Re Group Ltd.; Gladstone Commercial
Corp.; Global Payments, Inc.; Lennar Corp.;
Multimedia Games Holding Co., Inc.; NCR Corp.;
Nexen, Inc.; Nippon Telegraph & Telephone
Corp.; Oceaneering International, Inc.; Post
Properties, Inc.; Providence Service Corp.
(The); Questar Corp.; Raymond James Financial,
Inc.; RDA Microelectronics, Inc.; Reinsurance
Group of America, Inc.; RPM International, Inc.;
SEI Investments Co.; Sensient Technologies
Corp.; Shire PLC; Sterling Financial Corp.;
Superior Energy Services, Inc.; Tanger Factory
Outlet Centers; Taubman Centers, Inc.; Tejon
Ranch Co.; TeleTech Holdings, Inc.; Tessco
Technologies, Inc.; Thor Industries, Inc.;
Tupperware Brands Corp.; UGI Corp.; Unifi,
Inc.; United-Guardian, Inc.; United Rentals,
Inc.; United States Cellular Corp.; Whiting
Petroleum Corp.; valued at $73,508)	70,000	70,000
Credit Suisse Securities, (0.51%, dated 10/1/12,
due 1/2/13; proceeds $12,016; fully
collateralized by Common Stocks; ADA-ES, Inc.;
Barrick Gold Corp.; Ceradyne, Inc.; Comcast
Corp.; Corrections Corp. of America; Cymer,
Inc.; Diageo PLC; Everest Re Group Ltd.;
Global Payments, Inc.; Medifast, Inc.; Nexen,
Inc.; Nippon Telegraph & Telephone Corp.;
Oceaneering International, Inc.; Post Properties,
Inc.; Questar Corp.; Raymond James Financial,
Inc.; RDA Microelectronics, Inc.; Reinsurance
Group of America, Inc.; RPM International, Inc.;
SEI Investments Co.; Sensient Technologies
Corp.; Shire PLC; Superior Energy Services,
Inc.; Tanger Factory Outlet Centers; Taubman
Centers, Inc.; Tupperware Brands Corp.; UGI
Corp.; Unisys Corp.; United Rentals, Inc.;
Unitil Corp.; Universal Health Services, Inc.;
Valspar Corp.; Village Super Market, Inc.;
Teekay Corp.; Whiting Petroleum Corp.;
valued at $12,607)	12,000	12,000

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Portfolio of Investments (cont'd)

Money Market Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Credit Suisse Securities, (0.55%, dated 9/17/12, due 12/17/12; proceeds $10,014; fully collateralized by Corporate Bonds; Kodiak Oil & Gas Corp. 8.13% due 12/1/19; MacDermid, Inc. 9.50% due 4/15/17; valued at $10,605)	$10,000	$10,000
Deutsche Bank Securities, Inc., (0.31%, dated
10/31/12, due 11/1/12; proceeds $75,001;
fully collateralized by Common Stocks; Abbott
Laboratories; Agnico-Eagle Mines Ltd.; Altera
Corp.; Amazon.com, Inc.; American Express
Co.; American International Group, Inc.;
AMERIGROUP Corp.; Apple, Inc.; AT&T, Inc.;
Barrick Gold Corp.; Berkshire Hathaway, Inc.;
Capital One Financial Corp.; Caterpillar, Inc.;
Chevron Corp.; Coca-Cola Co. (The); Cognizant
Technology Solutions Corp.; Comcast Corp.;
Cooper Industries PLC; Credicorp Ltd.; eBay,
Inc.; Exxon Mobil Corp.; General Electric Co.;
Gilead Sciences, Inc.; Goldcorp, Inc.; Google,
Inc.; International Business Machines Corp.;
Liberty Global, Inc.; Liberty Interactive Corp.;
Microsoft Corp.; News Corp.; Nexen, Inc.;
Oracle Corp.; QUALCOMM, Inc.; Silver Wheaton
Corp.; Simon Property Group, Inc.; Yamana
Gold, Inc.; valued at $78,750)	75,000	75,000
Deutsche Bank Securities, Inc., (0.35%, dated 10/31/12, due 11/1/12; proceeds $50,000; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 3.00% - 5.50% due 10/1/27 - 10/1/38; valued at $51,500)	50,000	50,000
Deutsche Bank Securities, Inc., (0.35%, dated 10/31/12, due 11/1/12; proceeds $24,700; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 3.50% due 12/1/31; valued at $25,441)	24,700	24,700
Deutsche Bank Securities, Inc., (0.52%, dated
10/31/12, due 11/1/12; proceeds $10,000;
fully collateralized by Common Stocks; Abbott
Laboratories; Agnico-Eagle Mines Ltd.; Altera
Corp.; Amazon.com, Inc; American Express
Co.; American International Group, Inc.;
AMERIGROUP Corp.; Apple, Inc.; AT&T, Inc.;
Barrick Gold Corp.; Berkshire Hathaway, Inc.;
Capital One Financial Corp.; Caterpillar, Inc.;
Chevron Corp.; Coca-Cola Co. (The); Cognizant
Technology Solutions Corp.; Comcast Corp.;
Cooper Industries PLC; Credicorp Ltd.; eBay,
Inc.; Exxon Mobil Corp.; General Electric Co.;
Gilead Sciences, Inc.; Goldcorp, Inc.; Google,
Inc.; International Business Machines Corp.;
Liberty Global, Inc.; Liberty Interactive Corp.;
Microsoft Corp.; News Corp.; Nexen, Inc.;
Oracle Corp.; QUALCOMM, Inc.; Silver Wheaton
Corp.; Simon Property Group Inc.; Yamana
Gold Inc.; valued at $10,500)	10,000	10,000
JP Morgan Clearing Corp., (0.33%, dated
10/31/12, due 11/1/12; proceeds $45,000;
fully collateralized by Common Stocks;
American Capital Ltd.; Anheuser-Busch InBev
N.V.; Bally Technologies, Inc.; Barclays PLC;

	Face Amount (000)	Value (000)
CDI Corp.; Celadon Group, Inc.; Chico's FAS,
Inc.; CNA Financial Corp.; Commercial Metals
Co.; Con-way, Inc.; Cooper Tire & Rubber Co.;
Crane Co.; Crown Holdings, Inc.; Diebold, Inc.;
Dillard's, Inc.; Dycom Industries, Inc.; Elan Corp.
PLC; Embotelladora Andina SA; EMCOR Group,
Inc.; Emeritus Corp.; Fly Leasing Ltd.; Gruma
SAB de CV; Harsco Corp.; Hill-Rom Holdings,
Inc.; Hubbell, Inc.; Industrias Bachoco SAB de
CV; Invacare Corp.; Korn/Ferry International;
Kyocera Corp.; MAXIMUS, Inc.; Molina
Healthcare, Inc.; Nelnet, Inc.; Novo Nordisk
A/S; Philippine Long Distance Telephone Co.;
Royal Dutch Shell PLC; Sauer-Danfoss Inc.;
Skechers USA, Inc.; Statoil ASA; Telefonica SA;
Teva Pharmaceutical Industries Ltd.; Tim
Participacoes SA; Total SA; Ultrapar
Participacoes SA; UniFirst Corp.; Unilever PLC;
Westar Energy, Inc.; White Mountains Insurance
Group Ltd.; Whiting Petroleum Corp.; Youku
Tudou, Inc.; valued at $47,255)	$45,000	$45,000
JP Morgan Clearing Corp., (0.87%, dated 3/7/12, due 3/1/13; proceeds $40,347; fully collateralized by Convertible Bonds; Alcatel-Lucent USA, Inc. 2.75% due 6/15/25; Covanta Holding Corp. 3.25% due 6/1/14; Leap Wireless International, Inc. 4.50% due 7/15/14; Lennar Corp. 2.75% due 12/15/20; Liberty Interactive LLC 0.75% due 3/30/23; PHH Corp. 6.00% due 6/15/17; Saks, Inc. 2.00% due 3/15/24; Standard Pacific Corp. 1.25% due 8/1/32; Teleflex, Inc. 3.88% due 8/1/17; tw telecom, Inc. 2.38% due 4/1/26; United States Steel Corp. 4.00% due 5/15/14; valued at $45,243) (Demand 11/1/12)	40,000	40,000
Merrill Lynch Pierce Fenner & Smith Inc.,
(0.32%, dated 10/31/12, due 11/1/12;
proceeds $20,000; fully collateralized by
Common Stocks; 3SBio, Inc.; 7 Days Group
Holdings Ltd.; ACE Ltd.; Altisource Portfolio
Solutions SA; American Capital Agency Corp.;
AngloGold Ashanti Ltd.; Apple, Inc; ArcelorMittal;
AstraZeneca PLC; AutoNavi Holdings Ltd.;
Banco Macro SA; Barrick Gold Corp.; BP PLC;
BRF - Brasil Foods SA; BT Group PLC;
Canon, Inc.; China Life Insurance Co., Ltd.;
China Southern Airlines Co., Ltd.; Cia de Minas
Buenaventura SA; Cooper Industries PLC; Credit
Suisse Group AG; Delhaize Group SA;
Desarrolladora Homex SAB de CV; Embraer SA;
Empresa Nacional de Electricidad SA; Enersis SA;
Focus Media Holding Ltd.; France Telecom SA;
hiSoft Technology International Ltd.; HSBC
Holdings PLC; Huaneng Power International, Inc.;
IAMGOLD Corp.; ICON PLC; MetLife, Inc.;
Monster Beverage Corp.; Nexen, Inc.; Nippon
Telegraph & Telephone Corp.; Perfect World
Co., Ltd.; PPG Industries, Inc.; Ryanair Holdings
PLC; SAP AG; Sociedad Quimica y Minera de
Chile SA; Teck Resources Ltd.; Toyota Motor
Corp.; Veolia Environnement SA; VimpelCom
Ltd.; Visteon Corp.; WPP PLC; WuXi
PharmaTech Cayman, Inc.; Convertible Bonds;

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Portfolio of Investments (cont'd)

Money Market Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Amgen, Inc. 0.38% due 2/1/13; CMS Energy Corp. 5.50% due 6/15/29; and a Preferred Stock; SLM Corp.; valued at $21,283)	$20,000	$20,000
Merrill Lynch Pierce Fenner & Smith Inc.,
(0.60%, dated 9/14/12, due 4/11/13;
proceeds $25,087; fully collateralized by
Common Stocks; 7 Days Group Holdings Ltd.;
AngloGold Ashanti Ltd.; ArcelorMittal; Banco
de Chile; Banco Santander Chile; BP PLC;
BRF - Brasil Foods SA; Changyou.com Ltd.;
Cia de Minas Buenaventura SA; Coca-Cola
Femsa SAB de CV; Credit Suisse Group AG;
CRH PLC; CSR PLC; Desarrolladora
Homex SAB de CV; Dr. Reddy's Laboratories
Ltd.; Embraer SA; Empresa Nacional de
Electricidad SA; Enersis SA; Focus Media
Holding Ltd.; Fresenius Medical Care AG & Co.,
KGaA; Grifols SA; HSBC Holdings PLC; ICON
PLC; InterContinental Hotels Group PLC; Latam
Airlines Group SA; Mindray Medical International
Ltd.; Perfect World Co., Ltd.; PetroChina Co.,
Ltd.; Philippine Long Distance Telephone Co.;
POSCO; Randgold Resources Ltd.; SAP AG;
Sasol Ltd.; Shire PLC; Sociedad Quimica y
Minera de Chile SA; Statoil ASA; Toyota Motor
Corp.; Unilever PLC; Vale SA; VimpelCom Ltd.;
WuXi PharmaTech Cayman, Inc.; YPF SA;
Convertible Bonds; Amgen, Inc. 0.38% due
2/1/13; CMS Energy Corp. 5.50% due
6/15/29; and a Preferred Stock; SLM Corp.;
valued at $26,604) (Demand 11/1/12)	25,000	25,000
Mizuho Securities USA, Inc., (0.38%, dated
10/31/12, due 11/1/12; proceeds $125,001;
fully collateralized by Common Stocks; Allstate
Corp. (The); Archer-Daniels-Midland Co.; AT&T,
Inc.; Barrick Gold Corp.; BHP Billiton PLC;
Boeing Co. (The); BP PLC; Broadcom Corp.;
Capital One Financial Corp.; Celgene Corp.;
Chemtura Corp.; Ctrip.com International Ltd.;
Eagle Materials, Inc.; EMC Corp.;
Freeport-McMoRan Copper & Gold, Inc.; Grifols
SA; Halliburton Co.; Howard Hughes Corp.
(The); Invesco Ltd.; Jabil Circuit, Inc.;
Johnson & Johnson; New Oriental Education &
Technology Group; Oil States International, Inc.;
Post Holdings, Inc.; Procter & Gamble Co.
(The); QUALCOMM, Inc.; SanDisk Corp.;
Sensata Technologies Holding N.V.; State
Street Corp.; Target Corp.; Time Warner, Inc.;
UnitedHealth Group, Inc; VimpelCom Ltd.; Wells
Fargo & Co.; XL Group PLC; YPF SA;
valued at $131,250)	125,000	125,000
RBS Securities, Inc., (0.52%, dated 10/31/12, due 11/1/12; proceeds $100,001; fully collateralized by a U.S. Government Agency; Federal Home Loan Mortgage Corporation 3.50% due 9/1/42; valued at $103,000)	100,000	100,000
Societe Generale, (0.23%, dated 10/25/12, due 11/1/12; proceeds $75,003; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.65% - 5.32% due 4/1/27 - 9/1/37; Federal National Mortgage Association 2.47% - 3.51% due 3/1/35 - 1/1/42; valued at $77,305)	75,000	75,000
	Face Amount (000)	Value (000)
Societe Generale, (0.30%, dated 10/31/12, due 11/1/12; proceeds $115,001; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association Zero Coupon due 4/10/13; Government National Mortgage Association 4.50% - 5.00% due 6/15/40 - 7/15/40; valued at $118,204)	$115,000	$115,000
Societe Generale, (0.30%, dated 10/31/12, due 11/1/12; proceeds $200,002; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 3.50% due 12/1/41; Government National Mortgage Association 4.50% - 5.60% due 4/15/37 - 5/15/41; valued at $206,000)	200,000	200,000
UBS Securities LLC, (0.42%, dated 10/18/12, due 11/26/12; proceeds $23,010; fully collateralized by a Corporate Bond; Pactiv LLC 7.95% due 12/15/25; valued at $24,456)	23,000	23,000
Wells Fargo Bank NA, (0.30%, dated 10/31/12, due 11/1/12; proceeds $200,002; fully collateralized by U.S. Government Agencies; Federal Farm Credit Bank 4.84% - 6.90% due 6/4/29 - 8/3/39; Federal Home Loan Bank 1.63% due 12/9/16; Federal Home Loan Mortgage Corporation Zero Coupon due 3/15/19 - 3/15/22; Federal National Mortgage Association Zero Coupon - 7.27% due 5/15/19 - 11/15/26; valued at $204,001)	200,000	200,000
Wells Fargo Securities LLC, (0.27%, dated 10/31/12, due 11/1/12; proceeds $45,000; fully collateralized by Corporate Bonds; Allegheny Energy Supply Co. LLC 5.75% due 10/15/19; BHP Billiton Finance USA Ltd. 6.50% due 4/1/19; BP Capital Markets PLC 5.25% due 11/7/13; Comcast Corp. 4.95% due 6/15/16; Detroit Edison Co. (The) 6.35% due 10/15/32; Hartford Financial Services Group, Inc. 6.10% due 10/1/41; RPM International, Inc. 3.45% due 11/15/22; SCANA Corp. 4.13% due 2/1/22; Westpac Banking Corp. 2.10% due 8/2/13; XL Group PLC 6.25% due 5/15/27; valued at $47,250)	45,000	45,000
Wells Fargo Securities LLC, (0.37%, dated 10/31/12, due 11/1/12; proceeds $10,000; fully collateralized by Corporate Bonds; CHS/Community Health Systems, Inc. 8.00% due 11/15/19; Crown Americas LLC/Crown Americas Capital Corp. III 6.25% due 2/1/21; Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.38% due 8/1/22; valued at $10,600)	10,000	10,000
Total Repurchase Agreements (Cost $1,598,700)		1,598,700
Tax-Exempt Instruments (15.1%)
Closed-End Investment Company (0.3%)
Nuveen Premium Income Municipal Fund 2, Inc., VRDP Ser 1-4895 (AMT) 0.33%, 5/5/41 (b)	10,000	10,000
Municipal Bond (1.2%)
California, Ser 2012-13 A-2 RANs 2.50%, 6/20/13	40,000	40,522

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Portfolio of Investments (cont'd)

Money Market Portfolio

	Face Amount (000)	Value (000)
Tax-Exempt Instruments (cont'd)
Weekly Variable Rate Bonds (13.6%)
California Statewide Communities Development Authority, Kaiser Permanente Ser 2008 A 0.18%, 4/1/32	$27,500	$27,500
Kaiser Permanente Ser 2009 C-1 0.18%, 4/1/46	27,000	27,000
Kaiser Permanente Ser 2009 C-2 0.18%, 4/1/46	17,500	17,500
Kaiser Permanente Ser 2009 C-3 0.18%, 4/1/45	34,900	34,900
Chicago Mission AAA Hockey Club, IL, Taxable Ser 2011 0.26%, 5/1/46	5,000	5,000
Colorado Housing & Finance Authority, Multi-Family Class II 2005 Ser A-3 (AMT) 0.20%, 4/1/40	15,535	15,535
Single Family Mortgage Class I 2003 Ser B-3 (AMT) 0.20%, 11/1/26	12,500	12,500
Denver Public Schools, CO, Ser 2011 A-3 COPs (Taxable) 0.18%, 12/15/37	12,500	12,500
Fremont, CA, Ser 2010 COPs 0.20%, 8/1/38	10,000	10,000
Kansas Department of Transportation, Highway Ser 2004 C-4 0.20%, 9/1/24	46,550	46,550
Loudoun County Industrial Development Authority, VA, Howard Hughes Medical Institute Ser 2003 D 0.21%, 2/15/38	11,200	11,200
Maryland Department of Housing & Community Development, Community Development Administration Residential 2004 Ser F (AMT) 0.22%, 9/1/35	20,000	20,000
Community Development Administration Residential 2006 Ser G (AMT) 0.22%, 9/1/40	19,000	19,000
New York City Municipal Water Finance Authority, NY, Second General Fiscal 2010 Ser CC 0.20%, 6/15/41	52,200	52,200
New York City, NY, Fiscal 2010 Subser G-4 0.20%, 3/1/39	23,700	23,700
New York State Housing Finance Agency, Chelsea Apartments 2003 Ser A (AMT) 0.19%, 11/15/36	45,000	45,000
Related-Taconic West 17th Street Ser 2009 A 0.18%, 5/15/39	17,150	17,150
	Face Amount (000)	Value (000)
Santa Clara Valley Transportation Authority, CA, Measure A Sales Tax Ser 2008 A 0.21%, 4/1/36	$22,945	$22,945
South Carolina Jobs - Economic Development Authority, Oconee Memorial Hospital Ser 2006 A (Radian) 0.22%, 10/1/36	26,830	26,830
Utah Housing Corporation, Single Family Mortgage Class I 2008 Ser D-1 (AMT) 0.24%, 7/1/3911,205		11,205
		458,215
Total Tax-Exempt Instruments (Cost $508,737)		508,737
Time Deposits (10.8%)
International Banks (10.8%)
Bank of Montreal (Montreal Branch) 0.15%, 11/1/12	155,000	155,000
DNB NOR Bank Cayman Islands 0.16%, 11/1/12	110,000	110,000
National Australia Bank Ltd. Cayman Islands 0.14%, 11/1/12	100,000	100,000
Total Time Deposits (Cost $365,000)		365,000
Total Investments (101.9%) (Cost $3,436,541)		3,436,541
Liabilities in Excess of Other Assets (-1.9%)		(64,541)
Net Assets (100.0%)		$3,372,000

(a)  The rates shown are the effective yields at the date of purchase.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

AMT  Alternative Minimum Tax.

CDI  CHESS Depositary Interest.

COPs  Certificates of Participation.

RANs  Revenue Anticipation Notes.

VRDP  Variable Rate Demand Preferred.

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Investment Overview (unaudited)

Prime Portfolio

The Prime Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing in liquid, high quality U.S. dollar-denominated money market instruments of U.S. and foreign financial corporations and U.S. non-financial corporations. The Portfolio also invests in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities, including securities guaranteed under the FDIC Temporary Liquidity Guarantee Program.

Performance

For the fiscal year ended October 31, 2012, the Portfolio's Institutional Share Class had a total return of 0.16%. For the seven-day period ended October 31, 2012, the Portfolio's Institutional Share Class provided an annualized current yield of 0.16% (subsidized) and 0.11% (non-subsidized), while its 30-day moving average annualized yield was 0.16% (subsidized) and 0.11% (non-subsidized). Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Overall economic growth in the U.S. remained lackluster during the 12 months ended October 31, 2012. Although fourth quarter 2011 gross domestic product (GDP) growth surged to 4.1 percent, much of this gain came from increased inventory build, and momentum was not carried forward into 2012. GDP growth subsequently slowed, averaging 1.65 percent in the first half of 2012 then picking up slightly to 2 percent in the third quarter 2012. The economy continued to face headwinds from the spillover effects of the European debt crisis and ongoing weakness in the U.S. housing and labor markets.

•  Growth in employment exhibited some volatility during the period. Job growth picked up momentum during the later part of 2011 and into early 2012, with monthly job gains averaging 164,000 during the fourth quarter of 2011 and 225,000 during the first quarter of 2012. However, much of this faster pace was attributed to the effects of an unusually warm winter, which "pulled" demand forward. As this effect ran its course and signs of a broader economic slowdown re-appeared, job growth once again slowed, with second quarter job gains falling to an average of only 66,000 per month. Average monthly job gains strengthened in the third quarter, averaging 174,000. The employment gains were broad-based and centered in private sector jobs in industries such as health care and education. While the unemployment rate gradually declined over much of the period, from 8.9 percent in October 2011 to 7.9 percent in October 2012, the rate itself still is elevated and is partly attributed to a shrinking workforce and a drop in the labor force participation rate.

•  To help address European bank funding concerns, the European Central Bank (ECB) lent €489.1 billion in December 2011 and €530 billion in February 2012 to banks in three-year loans against a wider-than-usual range of collateral. The combination of these two stimulus actions by the ECB lessened rollover risk as banks pre-funded their upcoming maturity schedules. Economic expectations for the eurozone have deteriorated, however, given planned fiscal austerity measures and deleveraging by European banks. With peripheral bond markets becoming stressed once again in the spring of 2012, the market again focused on the ECB and its ability and willingness to restore order. At the August ECB meeting, the central bank laid out a plan that would include intervention in the bond markets to purchase the short-dated government bonds of member countries that asked for assistance, and that signed a memorandum of understanding regarding the conditions for that assistance. The market took comfort in this potential intervention of central bank purchases of sovereign debt.

•  After the Federal Open Market Committee (FOMC) meeting in September 2011, the Federal Reserve (Fed) announced to undertake a $400 billion "twist" of its balance sheet holdings. The Fed sold $400 billion of Treasury securities with maturities of three years and under, while it bought a like amount of Treasuries with maturities of between six and 30 years, with the intent to keep longer-term borrowing costs low. The original completion date was intended to be June 2012. In addition, to help the mortgage market, the Fed reinvested principal pay downs from agency debt and agency mortgage-backed securities (MBS) into agency MBS (previously these principal pay downs were reinvested into Treasuries).

2012 Annual Report

October 31, 2012

Investment Overview (unaudited) (cont'd)

Prime Portfolio

•  At the completion of its initial twist policy, the FOMC decided to extend twist until the end of 2012 against a backdrop of sluggish growth, high unemployment, and a benign inflation outlook. With the release of very dovish minutes from the July 31 to August 1 FOMC meeting, the market focused on the growing likelihood of additional monetary accommodation in the near term. After its September 2012 meeting, the FOMC announced an aggressive policy response with an open-ended quantitative easing (QE3) program focused on $40 billion per month in mortgage-backed securities purchases. The Fed also announced that purchase amounts could increase if the labor market does not improve "substantially" and that they were "concerned that without further policy accommodation, economic growth might not be strong enough to generate sustained improvement in the labor market". With inflation subdued, the Fed concentrated on the other side of its dual mandate, by trying to alleviate slow employment growth and elevated levels of unemployment. They extended their pledge of keeping the federal funds target rate at exceptionally low levels until at least mid-2015.

Management Strategies

•  As of October 31, 2012, the Portfolio had net assets of approximately $21.0 billion. The Portfolio's WAM and WAL were 28 days and 53 days, respectively.

•  We continued to remain cautious in our investment approach, focusing on high liquidity and short durations.

•  We believe our investment process and focus on credit research and risk management have placed the Portfolio in a favorable position to respond to market uncertainty. Most of our investment activity has been focused on rolling significant amounts of overnight and short-dated maturities, allowing us to manage portfolios that feature short Weighted Average Maturities as well as significant amounts of daily and weekly liquidity.

•  Our investments have included occasional selective purchases of one-month, three-month and six-month fixed-rate maturities, as well as selective purchases of nine-month and one-year floating-rate paper with yields based on three-month LIBOR.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	51.2%
Floating Rate Notes	13.9
Tax-Exempt Instruments	11.6
Certificates of Deposit	11.2
Commercial Paper	10.3
Other*	1.8
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

2012 Annual Report

October 31, 2012

Portfolio of Investments

Prime Portfolio

	Face Amount (000)	Value (000)
Certificates of Deposit (11.2%)
International Banks (11.2%)
DNB NOR Bank ASA
0.32%, 11/2/12	$500,000	$500,000
Oversea Chinese Banking,
0.41%, 11/2/12	16,000	16,000
0.42%, 11/7/12	49,000	49,000
Rabobank Nederland,
0.39%, 5/3/13	50,000	50,010
0.49%, 2/8/13	200,000	200,000
Skandin Ens Banken,
0.31%, 12/14/12 - 12/21/12	303,000	303,000
0.36%, 11/26/12	475,000	475,000
0.43%, 11/1/12	50,000	50,000
Sumitomo Mitsui Banking Corp.,
0.32%, 12/5/12	219,300	219,300
0.33%, 11/2/12	475,000	475,000
Total Certificates of Deposit (Cost $2,337,310)		2,337,310
Commercial Paper (a) (10.3%)
International Banks (10.3%)
ABN Amro Funding USA LLC,
0.31%, 1/30/13 (b)	97,000	96,925
0.32%, 2/1/13 (b)	139,000	138,890
DBS Bank Ltd.
0.45%, 1/14/13 (b)	115,000	114,896
Nordea North America, Inc.,
0.41%, 1/18/13 - 1/22/13	425,000	424,617
Oversea Chinese Banking,
0.41%, 11/5/12	30,000	29,999
0.42%, 11/5/12	40,000	39,998
0.43%, 11/5/12	80,000	79,996
0.47%, 1/2/13	89,000	88,928
Rabobank USA Financial Corp.,
0.38%, 4/5/13	120,500	120,305
0.49%, 3/6/13	180,000	179,694
0.52%, 2/1/13	500,000	499,342
Svenska Handelsbanken Inc.
0.31%, 5/1/13 (b)	229,000	228,655
UOB Funding LLC,
0.26%, 12/12/12 - 12/17/12	94,000	93,970
0.27%, 3/20/13	25,000	24,974
Total Commercial Paper (Cost $2,161,189)		2,161,189
Floating Rate Notes (13.8%)
International Banks (13.8%)
Bank of Nova Scotia,
0.31%, 4/26/13	354,500	354,483
0.40%, 7/2/13	175,000	175,000
Deutsche Bank AG
0.79%, 3/15/13	450,000	450,000
Royal Bank of Canada,
0.36%, 7/26/13	75,000	75,000
0.37%, 1/25/13	100,000	100,022
0.40%, 7/11/13	230,000	230,000
0.43%, 11/27/12	200,000	200,000
	Face Amount (000)	Value (000)
Toronto Dominion Bank,
0.31%, 7/26/13	$195,000	$195,000
0.32%, 10/21/13	226,500	226,500
0.40%, 9/13/13	270,000	270,000
Westpac Banking Corp.,
0.40%, 4/3/13	440,000	439,986
0.44%, 2/4/13	187,100	187,127
Total Floating Rate Notes (Cost $2,903,118)		2,903,118
Repurchase Agreements (51.2%)
ABN Amro Securities (USA) LLC, (0.27%, dated
10/31/12, due 11/1/12; proceeds $90,001;
fully collateralized by Corporate Bonds; Altria
Group, Inc. 2.85% due 8/9/22; Bank of
America Corp. 3.75% due 7/12/16; Burlington
Northern Santa Fe LLC 4.40% due 3/15/42;
Canadian Imperial Bank of Commerce 1.50%
due 12/12/14; Citibank NA 1.75% due
12/28/12; CME Group, Inc. 3.00% due
9/15/22; Comcast Corp. 6.30% due
11/15/17; Consumers Energy Co. 5.65%
due 4/15/20; Dr. Pepper Snapple Group, Inc.
2.35% due 12/21/12; EOG Resources Canada,
Inc. 4.75% due 3/15/14; JPMorgan Chase
Bank NA 5.88% due 6/13/16; Kinder Morgan
Energy Partners LP 5.13% due 11/15/14;
National City Bank 0.60% due 12/15/16;
Nevada Power Co. 6.50% due 8/1/18; Phillips
66 1.95% due 3/5/15; Plains All American
3.95% due 9/15/15; PNC Bank NA 2.70%
due 11/1/22; PNC Funding Corp. 3.63%
due 2/8/15; Private Export Funding Corp.
3.55% due 4/15/13; Royal Bank of Canada
3.13% due 4/14/15; Tampa Electric Co.
2.60% due 9/15/22; Thermo Fisher Scientific,
Inc. 3.15% due 1/15/23; United Parcel
Service, Inc. 3.63% due 10/1/42; US Bancorp
4.13% due 5/24/21; WellPoint, Inc. 1.88%
due 1/15/18; and U.S. Government Agencies;
Federal Home Loan Mortgage Corporation
4.50% due 2/1/41; valued at $94,284)	90,000	90,000
ABN Amro Securities (USA) LLC, (0.30%, dated 10/31/12, due 11/1/12; proceeds $130,001; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 0.63% - 4.50% due 12/29/14 - 02/1/40; Federal National Mortgage Association 2.40% - 5.00% due 7/1/20 - 5/1/42; valued at $133,895)	130,000	130,000
ABN Amro Securities (USA) LLC, (0.37%, dated
10/31/12, due 11/1/12; proceeds
$220,002; fully collateralized by Common
Stocks; 3M Co.; ACE Ltd.; American
International Group, Inc.; Anadarko
Petroleum Corp.; Apple, Inc.; Cisco
Systems, Inc.; Coca-Cola Co. (The); Dow
Chemical Co. (The); Eagle Materials, Inc.;
eBay, Inc.; Freeport-McMoRan Copper &
Gold, Inc.; General Dynamics Corp.; General
Electric Co.; Goldman Sachs Group, Inc.
(The); Google, Inc.; Halliburton Co.; Humana,
Inc.; Huntsman Corp.; International Business
Machines Corp.; International Paper Co.;
Kellogg Co.; Kinder Morgan, Inc.; Kroger Co.

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
(The); Lorillard, Inc.; Lowe's Cos, Inc.; Mastercard, Inc.; McDonald's Corp.; Merck & Co., Inc.; Microsoft Corp.; Mosaic Co. (The); Motorola Solutions, Inc.; News Corp.; Northrop Grumman Corp.; Oracle Corp.; PepsiCo, Inc.; Precision Castparts Corp.; Procter & Gamble Co. (The); QUALCOMM, Inc.; Schlumberger Ltd.; SunTrust Banks, Inc.; Tempur-Pedic International, Inc.; Travelers Cos., Inc. (The); Universal Corp.; Wal-Mart Stores, Inc.; Wells Fargo & Co.; Western Digital Corp.; Whiting Petroleum Corp.; Wynn Resorts Ltd.; Yahoo!, Inc.; valued at $231,000)	$220,000	$220,000
Bank of Nova Scotia, (0.22%, dated 3/21/12, due 3/15/13; proceeds $275,603; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 3.00% - 6.00% due 11/1/20 - 10/1/42; Federal National Mortgage Association 2.50% - 6.50% due 12/1/23 - 5/1/52; valued at $283,992) (Demand 11/7/12)	275,000	275,000
Bank of Nova Scotia, (0.23%, dated 5/23/12, due 1/7/13; proceeds $250,366; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 3.50% - 5.00% due 2/1/26 - 2/1/41; Federal National Mortgage Association 3.00% - 5.00% due 7/1/26 - 9/1/42; valued at $258,052) (Demand 11/7/12)	250,000	250,000
Bank of Nova Scotia, (0.30%, dated 10/31/12, due 11/1/12; proceeds $200,002; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 3.50% - 5.00% due 3/1/41 - 8/1/42; Federal National Mortgage Association 3.00% - 6.00% due 9/1/25 - 8/1/42; valued at $206,000)	200,000	200,000
Barclays Capital, Inc., (0.18%, dated 10/30/12, due 11/5/12; proceeds $165,005; fully collateralized by U.S. Government Obligations; U.S. Treasury Bonds 5.25% - 6.25% due 8/15/23 - 11/15/28; valued at $168,300)	165,000	165,000
Barclays Capital, Inc., (0.70%, dated 10/19/12,
due 1/22/13; proceeds $90,166; fully
collateralized by Corporate Bonds; Abengoa
Finance SAU 8.88% due 11/1/17; Ally Financial,
Inc. 7.50% due 9/15/20; American Achievement
Corp. 10.88% due 4/1/16; Antero Resources
Finance Corp. 9.38% due 12/1/17; Atlas
Pipeline Partners LP/Atlas Pipeline Finance
Corp. 6.63% due 10/1/20; Aviv Healthcare
Properties LP/Aviv Healthcare Capital Corp.
7.75% due 2/15/19; Berry Plastics Corp.
8.25% due 11/15/15; Boise Cascade LLC/
Boise Cascade Finance Corp. 6.38% due
11/1/20; Bumble Bee Acquisition Corp.
9.00% due 12/15/17; Calfrac Holdings
LP 7.50% due 12/1/20; CCO Holdings
LLC/CCO Holdings Capital Corp. 7.38%
due 6/1/20; Cenveo Corp. 8.88% due 2/1/18;
Cequel Communications Holdings I LLC/Cequel
Capital Corp. 8.63% due 11/15/17; Chrysler
Group LLC/CG Co-Issuer, Inc. 8.00% due
	Face Amount (000)	Value (000)
6/15/19; CHS/Community Health Systems,
Inc. 7.13% due 7/15/20; CIT Group, Inc.
5.00% - 6.63% due 4/1/14 - 8/15/22; Claire's
Stores, Inc. 9.00% due 3/15/19; Clear Channel
Worldwide Holdings, Inc. 9.25% due 12/15/17;
DynCorp International, Inc. 10.38% due 7/1/17;
Eksportfinans ASA 0.66% - 5.50% due
4/5/13 - 6/26/17; EP Energy LLC/Everest
Acquisition Finance, Inc. 7.75% due 9/1/22;
First Data Corp. 6.75% due 11/1/20; FMG
Resources August 2006 Pty Ltd. 6.38%
due 2/1/16; Geo Group, Inc. (The) 7.75%
due 10/15/17; GRD Holdings III Corp. 10.75%
due 6/1/19; Hanesbrands, Inc. 6.38% due
12/15/20; HBOS PLC 6.00% - 6.75% due
5/21/18 - 11/1/33; HCA, Inc. 6.38% due
1/15/15; HDTFS, Inc. 5.88% - 6.25% due
10/15/20 - 10/15/22; HealthSouth Corp.
8.13% due 2/15/20; Hertz Corp. (The)
6.75% due 4/15/19; Huntsman International
LLC 8.63% due 3/15/20; INTCOMEX, Inc.
13.25% due 12/15/14; Levi Strauss & Co.
7.63% due 5/15/20; Libbey Glass, Inc.
6.88% due 5/15/20; Linn Energy LLC/Linn
Energy Finance Corp. 7.75% due 2/1/21;
Lions Gate Entertainment, Inc. 10.25% due
11/1/16; LyondellBasell Industries N.V.
5.00% due 4/15/19; Mediacom Broadband
LLC/Mediacom Broadband Corp. 6.38% due
4/1/23; Mediacom LLC/Mediacom Capital
Corp. 7.25% due 2/15/22; MetroPCS
Wireless, Inc. 6.63% due 11/15/20; MGM
Resorts International 6.75% - 13.00% due
4/1/16 - 10/1/20; Minerva Luxembourg SA
12.25% due 2/10/22; Mobile Mini, Inc.
7.88% due 12/1/20; Nara Cable Funding
Ltd. 8.88% due 12/1/18; Navios Maritime
Holdings, Inc./Navios Maritime Finance US,
Inc. 8.88% due 11/1/17; NBTY, Inc. 9.00%
due 10/1/18; Nielsen Finance LLC/Nielsen
Finance Co. 4.50% due 10/1/20; NII Capital
Corp. 10.00% due 8/15/16; Novelis, Inc.
8.75% due 12/15/20; NRG Energy, Inc. 7.63%
due 5/15/19; Orion Engineered Carbons
Bondco GmbH 9.63% due 6/15/18; Penn
Virginia Resource Partners LP/Penn Virginia
Resource Finance Corp. II 8.38% due 6/1/20;
Quality Distribution LLC / QD Capital Corp.
9.88% due 11/1/18; Reynolds Group Issuer,
Inc./Reynolds Group Issuer LLC/Reynolds
Group Issuer Lu 7.88% due 8/15/19; Ryland
Group, Inc. (The) 5.38% due 10/1/22;
SandRidge Energy, Inc. 7.50% due 3/15/21;
SBA Telecommunications, Inc. 5.75% due
7/15/20; ServiceMaster Co. 7.00% - 8.00%
due 2/15/20 - 8/15/20; SM Energy Co. 6.50%
due 11/15/21; Spectrum Brands, Inc. 6.75%
due 3/15/20; Telesat Canada/Telesat LLC
6.00% due 5/15/17; Tesoro Logistics
LP/Tesoro Logistics Finance Corp. 5.88% due
10/1/20; Titan International, Inc. 7.88% due
10/1/17; tw telecom holdings, Inc. 5.38%
due 10/1/22; Universal Hospital Services, Inc.
4.12% due 6/1/15; UR Merger Sub Corp.
7.38% - 7.63% due 5/15/20 - 4/15/22;

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Valeant Pharmaceuticals International 6.38% - 6.88% due 12/1/18 - 10/15/20; Verso Paper Holdings LLC/Verso Paper, Inc. 11.75% due 1/15/19; VPI Escrow Corp. 6.38% due 10/15/20; Windstream Corp. 7.75% due 10/1/21; XM Satellite Radio, Inc. 7.63% due 11/1/18; valued at $95,400)	$90,000	$90,000
Barclays Capital, Inc., (0.75%, dated 10/12/12,
due 10/7/13; proceeds $216,613; fully
collateralized by Common Stocks; 7 Days
Group Holdings Ltd.; ASML Holding N.V.;
Barclays PLC; BHP Billiton Ltd.; BT Group PLC;
Chunghwa Telecom Co., Ltd.; Cie Generale de
Geophysique - Veritas; CNOOC Ltd.; Credit
Suisse Group AG; CRH PLC; Diageo PLC; Elan
Corp. PLC; Enersis SA; Eni SpA; France Telecom
SA; GlaxoSmithKline PLC; Honda Motor Co.,
Ltd.; Huaneng Power International, Inc.;
Koninklijke Philips Electronics N.V.; New Oriental
Education & Technology Group; Novartis AG;
POSCO; Royal Dutch Shell PLC; SAP AG; SK
Telecom Co., Ltd.; Smith & Nephew PLC; Sony
Corp.; Syngenta AG; Telefonica SA; Ternium
SA; Teva Pharmaceutical Industries Ltd.;
Toyota Motor Corp.; Unilever PLC; Vale SA;
Vodafone Group PLC; and Convertible Bonds;
Alliant Techsystems, Inc. 3.00% due 8/15/24;
ALZA Corp. Zero Coupon due 7/28/20;
Bristol-Myers Squibb Co. Zero Coupon due
9/15/23; Chesapeake Energy Corp. 2.75%
due 11/15/35; CMS Energy Corp. 5.50% due
6/15/29; Continental Airlines, Inc. 4.50% due
1/15/15; Danaher Corp. Zero Coupon due
1/22/21; EnerSys, Inc. 3.38% due 6/1/38;
Ford Motor Co. 4.25% due
11/15/16 - 12/15/36; General Cable Corp.
0.88% due 11/15/13; Health Care REIT, Inc.
3.00% due 12/1/29; Intel Corp. 3.25% due
8/1/39; International Game Technology 3.25%
due 5/1/14; Interpublic Group of Cos., Inc.
4.75% due 3/15/23; Jarden Corp. 1.88% due
9/15/18; Jefferies Group, Inc. 3.88% due
11/1/29; Leap Wireless International, Inc.
4.50% due 7/15/14; Liberty Interactive LLC
3.13% - 3.75% due 3/30/23 - 3/15/31;
LifePoint Hospitals, Inc. 3.25% due 8/15/25;
MGM Resorts International 4.25% due 4/15/15;
Microsoft Corp. Zero Coupon due 6/15/13;
National Retail Properties, Inc. 3.95% - 5.13%
due 9/15/26 - 6/15/28; Omnicare, Inc. 3.75%
due 12/15/25 - 4/1/42; Omnicom Group, Inc.
Zero Coupon due 7/1/38; Owens-Brockway
Glass Container, Inc. 3.00% due 6/1/15;
Peabody Energy Corp. 4.75% due 12/15/66;
PHH Corp. 6.00% due 6/15/17; Toll Brothers
Finance Corp. 0.50% due 9/15/32; and
Convertible Preferred Stocks; Bunge Ltd;
Omnicare Capital Trust I; Omnicare Capital
Trust II; valued at $233,988) (Demand 11/1/12)	215,000	215,000
BMO Capital Markets Corp., (0.20%, dated 10/26/12, due 11/2/12; proceeds $125,005; fully collateralized by U.S. Government Agencies; Federal Home Loan Bank 1.75% - 3.63% due 10/18/13 - 10/23/20;
	Face Amount (000)	Value (000)
Federal Home Loan Mortgage Corporation 0.50% - 1.00% due 8/20/14 - 9/25/15; Federal National Mortgage Association Zero Coupon - 5.50% due 1/30/13 - 7/1/42; Government National Mortgage Association 3.50% - 4.50% due 6/15/39 - 5/15/42; and U.S. Government Obligations; U.S. Treasury Bills Zero Coupon due 1/3/13 - 8/22/13; U.S. Treasury Bonds 2.75% - 8.13% due 2/15/21 - 8/15/42; U.S. Treasury Notes 0.13% - 4.50% due 12/31/12 - 2/15/40; U.S. Treasury Strip Zero Coupon 5/15/13 - 2/15/25; valued at $128,474)	$125,000	$125,000
BMO Capital Markets Corp., (0.27%, dated
10/31/12, due 11/1/12; proceeds $90,001;
fully collateralized by Corporate Bonds; Bank of
Nova Scotia 2.05% due 10/7/15; Canadian
Imperial Bank of Commerce 1.50% - 2.60% due
12/12/14 - 7/2/15; Hydro-Quebec 9.40% due
2/1/21; Province of Alberta Canada 1.00% due
6/21/17; Province of British Columbia 2.10%
due 5/18/16; Province of New Brunswick
Canada 2.75% - 9.75% due 6/15/18 - 5/15/20;
Province of Ontario Canada 2.45% - 4.00%
due 10/7/19 - 6/29/22; Province of Quebec
Canada 4.60% - 5.00% due 5/26/15 - 3/1/16;
Royal Bank of Canada Zero Coupon - 2.10%
due 7/29/13 - 10/30/14; Svensk Exportkredit
AB 1.75% due 10/20/15; Toronto-Dominion
Bank 0.65% - 1.38% due 7/26/13 - 7/14/14;
and by U.S. Government Obligations; U.S.
Treasury Bill Zero Coupon due 4/11/13; U.S.
Treasury Bonds 6.63% - 7.50% due
11/15/24 - 2/15/27; U.S. Treasury Notes
0.25% - 5.13% due 6/15/13 - 5/15/16;
valued at $94,203)	90,000	90,000
BNP Paribas Securities Corp., (0.21%, dated 10/24/12, due 4/24/13; proceeds $382,396; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.59% - 4.00% due 8/1/40 - 8/1/42; Federal National Mortgage Association 2.01% - 6.00% due 10/1/27 - 10/1/42; Government National Mortgage Association 1.63% - 5.00% due 8/20/34 - 8/20/40; valued at $393,460) (Demand 11/7/12)	382,000	382,000
BNP Paribas Securities Corp., (0.22%, dated 10/30/12, due 11/5/12; proceeds $125,005; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.37% - 6.50% due 2/1/21 - 8/1/42; Federal National Mortgage Association 2.31% - 6.00% due 1/1/16 - 9/1/42; Government National Mortgage Association 2.50% due 10/20/42; valued at $128,750)	125,000	125,000
BNP Paribas Securities Corp., (0.30%, dated 10/31/12, due 11/1/12; proceeds $96,001; fully collateralized by U.S. Government Agencies; Government National Mortgage Association 3.50% - 4.50% due 9/20/41 - 4/20/42; valued at $98,880)	96,000	96,000
BNP Paribas Securities Corp., (0.65%, dated 10/26/12, due 4/26/13; proceeds $45,148; fully collateralized by Corporate Bonds; AES

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Corp. 7.75% due 10/15/15; Advanced Micro
Devices, Inc. 7.75% due 8/1/20; Amkor
Technology, Inc. 6.38% - 7.38% due
5/1/18 - 10/1/22; BBVA International Preferred
SAU 5.92% due 4/18/17; Ball Corp.
5.00% - 7.38% due 9/1/19 - 3/15/22; CCO
Holdings LLC/CCO Holdings Capital Corp.
7.00% - 7.38% due 1/15/19 - 6/1/20; CCH II
LLC/CCH II Capital Corp. 13.50% due
11/30/16; CHS/Community Health Systems,
Inc. 7.13% due 7/15/20; CIT Group, Inc.
5.25% due 3/15/18; CMS Energy Corp.
5.05% due 3/15/22; CSC Holdings LLC 8.63%
due 2/15/19; Cablevision Systems Corp.
5.88% - 8.00% due 4/15/20 - 9/15/20;
Cascades, Inc. 7.75% due 12/15/17; Case
New Holland, Inc. 7.88% due 12/1/17;
Cequel Communications Holdings I LLC/Cequel
Capital Corp. 8.63% due 11/15/17; Chemtura
Corp. 7.88% due 9/1/18; Chesapeake Energy
Corp. 6.78% due 3/15/19; Clear Channel
Worldwide Holdings, Inc. 7.63% due 3/15/20;
CONSOL Energy, Inc. 8.25% due 4/1/20;
Continental Resources, Inc. 5.00% due
9/15/22; DaVita HealthCare Partners, Inc.
5.75% due 8/15/22; Del Monte Corp. 7.63%
due 2/15/19; DISH DBS Corp. 7.88% due
9/1/19; RR Donnelley & Sons Co. 8.25% due
3/15/19; DuPont Fabros Technology LP 8.50%
due 12/15/17; First Data Corp.
6.75% - 10.55% due 9/24/15 - 1/15/21;
Forest Oil Corp. 7.50% due 9/15/20;
Frontier Communications Corp. 8.25% due
5/1/14 - 4/15/17; HCA ,Inc. 5.88% - 7.88%
due 2/15/20 - 5/1/23; Health Management
Associates, Inc. 7.38% due 1/15/20; Hertz
Corp. 6.75% - 7.38% due 1/15/21 - 4/15/19;
Iron Mountain, Inc. 5.75% due 8/15/24; Jarden
Corp. 6.13% due 11/15/22; Leucadia National
Corp. 8.13% due 9/15/15; Level 3 Financing,
Inc. 7.00% - 10.00% due 2/1/18 - 6/1/20;
MGM Resorts International 6.75% due 10/1/20;
McClatchy Co. 11.50% due 2/15/17; MetroPCS
Wireless, Inc. 6.63% - 7.88% due
9/1/18 - 11/15/20; NRG Energy, Inc.
6.63% due 3/15/23; OGX Austria GmbH
8.38% due 4/1/22; Olin Corp. 5.50% due
8/15/22; Plains Exploration & Production Co.
6.13% - 10.00% due 3/1/16 - 2/15/23;
Quebecor Media, Inc. 5.75% due 1/15/23;
Rockwood Specialties Group, Inc. 4.63%
due 10/15/20; Royal Bank of Scotland Group
PLC 7.65% due 9/30/31; Seagate HDD
Cayman 7.00% due 11/1/21; Sealed Air Corp.
8.38% due 9/15/21; Sears Roebuck
Acceptance Corp. 7.00% due 6/1/32;
Sinclair Television Group, Inc. 9.25% due
11/1/17; Sprint Capital Corp. 6.88% due
11/15/28; Sprint Nextel Corp. 6.00% - 7.00%
due 12/1/16 - 3/1/20; StanCorp Financial
Group, Inc. 6.90% due 6/1/67; Tembec
Industries, Inc. 11.25% due 12/15/18; Tenet
Healthcare Corp. 4.75% - 9.25% due
2/1/15 - 6/1/20; Toys R Us, Inc. 10.38%
	Face Amount (000)	Value (000)
due 8/15/17; UR Merger Sub Corp. 8.38% due 9/15/20; Univision Communications, Inc. 6.75% - 7.88% due 5/15/19 - 9/15/22; Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 8.00% due 2/1/18; valued at $47,691) (Demand 11/7/12)	$45,000	$45,000
Credit Agricole CIB, (0.30%, dated 10/31/12, due 11/1/12; proceeds $120,001; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 3.50% - 5.00% due 9/1/21 - 6/1/42; Federal National Mortgage Association 2.50% - 6.00% due 4/1/24 - 10/1/42; Government National Mortgage Association 1.63% due 1/20/35; valued at $123,600)	120,000	120,000
Credit Suisse Securities, (0.20%, dated 10/31/12, due 11/1/12; proceeds $200,001; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.25% due 10/31/14; valued at $204,004)	200,000	200,000
Credit Suisse Securities, (0.24%, dated 10/31/12, due 11/1/12; proceeds $50,000; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.75% due 10/31/17; valued at $51,002)	50,000	50,000
Credit Suisse Securities, (0.25%, dated 10/31/12, due 11/1/12; proceeds $150,001; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.25% due 9/30/14; valued at $153,004)	150,000	150,000
Credit Suisse Securities, (0.25%, dated 10/30/12,
due 11/5/12; proceeds $480,020; fully
collateralized by Common Stocks; 3SBio, Inc.;
Acxiom Corp.; AEP Industries, Inc.;
AgniCo.-Eagle Mines Ltd.; Alliance Resource
Partners LP; Allscripts Healthcare Solutions, Inc.
AmerCo., Inc.; American Safety Insurance
Holdings Ltd.; Astronics Corp.; AutoNavi
Holdings Ltd.; Axis Capital Holdings Ltd.; Barrett
Business Services, Inc.; Barrick Gold Corp.;
Brown & Brown, Inc.; Bruker Corp.; BT Group
PLC; Cambrex Corp.; Central BanCorp, Inc.;
Central Garden and Pet Co.; Ceradyne, Inc.;
Changyou.Com Ltd.; Charles River Laboratories
International, Inc.; Cheniere Energy, Inc.;
Chico's FAS, Inc.; China Eastern Airlines Corp.
Ltd.; China Southern Airlines Co., Ltd.;
Churchill Downs, Inc.; Cia de Minas
Buenaventura SA; CNH Global N.V.; Coca-Cola
Femsa SAB de CV; Comcast Corp.;
Communications Systems, Inc.; Community
Health Systems, Inc.; Columbus McKinnon Corp.;
CPFL Energia SA; Credit Acceptance Corp.;
CRH PLC; CSG Systems International, Inc.;
CSR PLC; CSS Industries, Inc.; CVD Equipment
Corp.; Cymer, Inc.; Destination Maternity Corp.;
Diageo PLC; DNB Financial Corp.; DST Systems,
Inc.; East West BanCorp, Inc.; Elan Corp. PLC;
Empresa Nacional de Electricidad SA; Everest
Re Group Ltd.; Fauquier Bankshares, Inc.; First
Capital, Inc.; Flexsteel Industries, Inc.; Fly
Leasing Ltd.; Fresh Del Monte Produce, Inc.;
Gardner Denver, Inc.; Gildan Activewear, Inc.;
Global Payments, Inc.; Gold Fields Ltd.; Grupo

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Aeroportuario del Centro Norte SAB de CV;
Grupo Aeroportuario del Pacifico SAB de CV;
Grupo Televisa SAB; HEICO Corp.; hiSoft
Technology International Ltd.; Hubbell, Inc.;
ICON PLC; Illumina, Inc.; Ingram Micro, Inc.;
InterGroup Corp.; KB Financial Group, Inc.;
Koninklijke Philips Electronics N.V.; Kyocera
Corp.; Lamar Advertising Co.; Lennar Corp.;
Liberty Property Trust; Lincoln Electric Holdings,
Inc.; LSB Financial Corp.; Magellan Health
Services, Inc.; Makita Corp.; Manpower, Inc.;
Markel Corp.; McDermott International, Inc.;
Medicines Co.; Mercury General Corp.; Mine
Safety Appliances Co.; Molex, Inc.; Navigant
Consulting, Inc.; NCI Building Systems, Inc.;
NCR Corp.; Nexen, Inc.; NICE Systems Ltd.;
Nicholas Financial, Inc.; Nippon Telegraph &
Telephone Corp.; NTT DOCOMO, Inc.; NV
Energy, Inc.; Oceaneering International, Inc.;
OGE Energy Corp.; Old Point Financial Corp.;
Orthofix International N.V.; Oshkosh Corp.;
Packaging Corp. of America; PartnerRe Ltd.;
Penn National Gaming, Inc.; Pennsylvania Real
Estate Investment Trust; Perfect World Co. Ltd.;
Petroleo Brasileiro SA; Philippine Long Distance
Telephone Co.; Polycom, Inc.; Post Properties,
Inc.; ProAssurance Corp.; Protective Life Corp.;
RADWARE Ltd.; Randgold Resources Ltd.; RDA
Microelectronics, Inc.; Reed Elsevier PLC; RG
Barry Corp.; RGC Resources, Inc.; Rogers
Communications, Inc.; Royal Dutch Shell PLC;
Ryanair Holdings PLC; Saba Software, Inc.; Shire
PLC; Silver Standard Resources, Inc.; Sinopec
Shanghai Petrochemical Co., Ltd.; SK Telecom
Co., Ltd.; Sociedad Quimica y Minera de Chile
SA; Talisman Energy, Inc.; Telecom Argentina
SA; Ternium SA; Ultrapar Participacoes SA;
United Rentals, Inc.; UTi Worldwide, Inc.;
Vascular Solutions, Inc.; Vodafone Group
PLC; Whiting Petroleum Corp.; WNS
Holdings Ltd.; WuXi PharmaTech Cayman,
Inc.; Yamana Gold, Inc.; valued at $504,050)	$480,000	$480,000
Credit Suisse Securities, (0.51%, dated 10/1/12,
due 1/2/13; proceeds $88,116; fully
collateralized by Common Stocks; Alere, Inc.;
American Safety Insurance Holdings Ltd.;
Barrick Gold Corp.; BCB Bancorp, Inc.;
Ceradyne, Inc.; ChipMOS Technologies
Bermuda Ltd.; Comcast Corp.; Community
Health Systems, Inc.; Corrections Corp. of
America; CVD Equipment Corp.; Cymer, Inc.;
Diageo PLC; El Paso Electric Co.; Everest Re
Group Ltd.; Given Imaging Ltd.; Global
Payments, Inc.; IDT Corp.; Lennar Corp.;
MB Financial, Inc.; Miller Industries, Inc.; NCI
Building Systems, Inc.; NCR Corp.; Nexen, Inc.;
Nippon Telegraph & Telephone Corp.;
Oceaneering International, Inc.; Post Properties,
Inc.; Questar Corp.; Raymond James Financial,
Inc.; RDA Microelectronics, Inc.; Reinsurance
Group of America, Inc.; Rollins, Inc.; Royal
Dutch Shell PLC; RPM International, Inc.; SEI
Investments Co.; Shaw Group, Inc. (The); Shire
PLC; Silgan Holdings, Inc.; Southern Copper
	Face Amount (000)	Value (000)
Corp.; Sparton Corp.; SPX Corp.; Sterling Financial Corp.; Stone Energy Corp.; Sunrise Senior Living, Inc.; Superior Energy Services, Inc.; Supertex, Inc.; Sykes Enterprises, Inc.; Tupperware Brands Corp.; United Rentals, Inc.; Whiting Petroleum Corp.; valued at $92,449)	$88,000	$88,000
Credit Suisse Securities, (0.55%, dated 9/17/12,
due 12/17/12; proceeds $90,125; fully
collateralized by Corporate Bonds; Academy
Ltd./Academy Finance Corp. 9.25% due
8/1/19; ARD Finance SA 11.13% due 6/1/18;
Axtel SAB de CV 7.63% due 2/1/17; Berry
Plastics Corp. 9.24% due 9/15/14; Bon-Ton
Department Stores, Inc. (The) 10.25% due
3/15/14; Caesars Entertainment Operating
Co., Inc. 5.75% - 12.75% due
2/1/16 - 4/15/18; Cengage Learning
Acquisitions, Inc. 10.50% - 12.00% due
1/15/15 - 6/30/19; Ceridian Corp.
11.25% - 12.25% due 11/15/15; CEVA Group
PLC 12.75% due 3/31/20; CityCenter
Holdings LLC/CityCenter Finance Corp 10.75%
due 1/15/17; CKE, Inc. 10.50% due 3/14/16;
Claire's Stores, Inc. 8.88% - 9.25% due
6/1/15 - 3/15/19; Clear Channel
Communications, Inc. 9.00% due 12/15/19;
HD Supply, Inc. 11.50% due 7/15/20; INEOS
Group Holdings SA 8.50% due 2/15/16;
Jo-Ann Stores Holdings, Inc. 9.75% due
10/15/19; Jo-Ann Stores, Inc. 8.13% due
3/15/19; Kinetic Concepts, Inc./KCI USA, Inc.
12.50% due 11/1/19; Knight Ridder, Inc.
4.63% - 6.88% due 11/11/14 - 3/15/29;
Laureate Education, Inc. 9.25% - 10.25% due
8/15/15 - 9/1/19; MacDermid, Inc. 9.50%
due 4/15/17; MBIA Insurance Corp. 14.00%
due 1/15/33; Mohegan Tribal Gaming Authority
6.13% - 7.13% due 2/15/13 - 8/15/14; Open
Solutions, Inc. 9.75% due 2/1/15; Party City
Holdings, Inc. 8.88% due 8/1/20; Petco
Holdings, Inc. 8.50% due 10/15/17;
PetroBakken Energy Ltd. 8.63% due 2/1/20;
Quicksilver Resources, Inc. 7.13% due 4/1/16;
Radio One, Inc. 15.00% due 5/24/16; Realogy
Corp. 7.88% due 2/15/19; Rite Aid Corp.
7.70% due 2/15/27; Ryerson, Inc./Joseph T
Ryerson & Son, Inc. 9.00% due 10/15/17;
Sequa Corp. 11.75% - 13.50% due 12/1/15;
Sophia L/Sophia Finance, Inc. 9.75% due
1/15/19; Springleaf Finance Corp.
5.40% - 6.90% due 6/1/13 - 12/1/17; Texas
Competitive Electric Holdings Co. LLC/TCEH
Finance, Inc. 11.50% due 10/1/20;
WideOpenWest Finance LLC/WideOpenWest
Capital Corp. 13.38% due 10/15/19;
valued at $95,403)	90,000	90,000
Deutsche Bank Securities, Inc., (0.21%, dated 10/26/12, due 11/2/12; proceeds $200,008; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 2.50% - 5.50% due 9/1/27 - 1/1/42; valued at $206,018)	200,000	200,000
Deutsche Bank Securities, Inc., (0.28%, dated 10/31/12, due 11/1/12; proceeds $45,000; fully collateralized by a U.S. Government

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Obligation; U.S. Treasury Note 0.75% due 10/31/17; valued at $45,900)	$45,000	$45,000
Deutsche Bank Securities, Inc., (0.31%, dated
10/31/12, due 11/1/12; proceeds $545,005;
fully collateralized by Common Stocks;
Administradora de Fondos de Pensiones
Provida SA; Amazon.com, Inc. America Movil
SAB de CV; AngloGold Ashanti Ltd.; Apple, Inc.
AstraZeneca PLC; AutoNavi Holdings Ltd.;
Baidu, Inc.; Banco de Chile; Banco Santander
Chile; BP PLC; BT Group PLC; Changyou.com
Ltd.; Chevron Corp.; China Eastern Airlines
Corp., Ltd.; China Kanghui Holdings; China
Lodging Group Ltd.; China Petroleum &
Chemical Corp.; China Southern Airlines Co.,
Ltd.; Cia de Bebidas das Americas; Cia de
Minas Buenaventura SA; Cisco Systems, Inc.
Coca-Cola Co. (The); Coca-Cola Femsa SAB de
CV; Credit Suisse Group AG CRH PLC; CSR PLC;
Delhaize Group SA; Diageo PLC; Elan Corp PLC;
eLong, Inc. Embraer SA; Enersis SA; Exxon
Mobil Corp.; Fly Leasing Ltd.; Focus Media
Holding Ltd.; General Electric Co.;
GlaxoSmithKline PLC; Gold Fields Ltd.; Google,
Inc.; Grupo Aeroportuario del Centro Norte
Sab de CV; Grupo Aeroportuario del Pacifico
SAB de CV; Grupo Aeroportuario del Sureste
SAB de CV; Grupo Televisa SAB; Guangshen
Railway Co., Ltd.; hiSoft Technology International
Ltd.; Huaneng Power International, Inc.; ICICI
Bank Ltd.; ICON PLC; InterContinental Hotels
Group PLC; KB Financial Group, Inc.; Konami
Corp.; Kyocera Corp.; Melco Crown
Entertainment Ltd.; Microsoft Corp.; Mindray
Medical International Ltd.; Mobile Telesystems
OJSC; National Grid PLC; NetEase, Inc. News
Corp.; Nidec Corp.; Nippon Telegraph &
Telephone Corp.; Novo Nordisk A/S; NTT
DOCOMO, Inc.; Oracle Corp.; Pearson PLC;
Perfect World Co., Ltd.; PetroChina Co., Ltd.;
Petroleo Brasileiro SA; Randgold Resources Ltd.
Royal Dutch Shell PLC; Ryanair Holdings PLC;
Sasol Ltd.; Shire PLC; Sinopec Shanghai
Petrochemical Co., Ltd.; Sociedad Quimica y
Minera de Chile SA; Statoil ASA; Telecom
Argentina SA; Telekomunikasi Indonesia
Persero Tbk PT; Teva Pharmaceutical Industries
Ltd.; Tim Participacoes SA; Ultrapar
Participacoes SA; Vale SA; Veolia Environnement
SA; Vodafone Group PLC; Woori Finance
Holdings Co., Ltd.; WuXi PharmaTech Cayman,
Inc.; YPF SA; valued at $572,250)	545,000	545,000
Deutsche Bank Securities, Inc., (0.35%, dated 10/31/12, due 11/1/12; proceeds $75,001; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 3.50% due 5/1/42 - 7/1/42; valued at $77,250)	75,000	75,000
Deutsche Bank Securities, Inc., (0.35%, dated 10/31/12, due 11/1/12; proceeds $41,550; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 3.00% due 9/1/32; valued at $42,797)	41,550	41,550
	Face Amount (000)	Value (000)
Deutsche Bank Securities, Inc., (0.52%, dated
10/31/12, due 11/1/12; proceeds $90,001;
fully collateralized by Common Stocks;
Administradora de Fondos de Pensiones
Provida SA; America Movil SAB de CV; AngloGold
Ashanti Ltd.; AstraZeneca PLC; Baidu Inc; BP
PLC; BT Group PLC; China Petroleum &
Chemical Corp.; Coca-Cola Femsa SAB de CV;
Cia de Minas Buenaventura SA; Credit Suisse
Group AG; Elan Corp. PLC; Embraer SA; Enersis
SA; Focus Media Holding Ltd.; GlaxoSmithKline
PLC; Gold Fields Ltd.; ICICI Bank Ltd.; ICON PLC;
Kyocera Corp.; Melco Crown Entertainment Ltd.;
Mindray Medical International Ltd.; Mobile
Telesystems OJSC; National Grid PLC; NetEase
Inc; Nippon Telegraph & Telephone Corp.; Novo
Nordisk A/S; Petroleo Brasileiro SA; Randgold
Resources Ltd.; Ryanair Holdings PLC; Shire
PLC; Statoil ASA; Teva Pharmaceutical
Industries Ltd.; Tim Participacoes SA; Vale SA;
Vodafone Group PLC; and a Convertible Bond;
PHH Corp. 6.00% due 6/15/17; valued
at $94,610)	$90,000	$90,000
Goldman Sachs & Co., (0.20%, dated 10/25/12, due 11/1/12; proceeds $175,007; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 0.73% - 6.25% due 7/3/15 - 7/15/32; valued at $178,500)	175,000	175,000
Goldman Sachs & Co., (0.21%, dated 10/26/12, due 11/2/12; proceeds $380,016; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.93% - 6.00% due 3/1/26 - 11/1/42; Federal National Mortgage Association 2.16% - 5.50% due 10/1/22 - 10/1/42; valued at $391,400)	380,000	380,000
Goldman Sachs & Co., (0.22%, dated 10/25/12, due 11/1/12; proceeds $245,010; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 3.50% - 5.00% due 9/1/25 - 6/1/42; Federal National Mortgage Association 3.00% - 5.50% due 4/1/26 - 8/1/42; valued at $252,350)	245,000	245,000
Goldman Sachs & Co., (0.25%, dated 10/30/12, due 11/5/12; proceeds $200,008; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 3.50% - 4.00% due 5/1/42 - 10/1/42; Federal National Mortgage Association 3.47% - 4.00% due 7/1/26 - 9/1/42; valued at $206,000)	200,000	200,000
Goldman Sachs & Co., (0.25%, dated 10/31/12, due 11/7/12; proceeds $180,009; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 3.50% - 4.00% due 1/1/42 - 10/1/42; Federal National Mortgage Association 2.50% - 4.00% due 10/1/22 - 10/1/42; valued at $185,400)	180,000	180,000
Goldman Sachs & Co., (0.27%, dated 10/31/12, due 11/1/12; proceeds $50,000; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.57% - 3.00% due 10/1/36 - 10/1/42; valued at $51,500)	50,000	50,000

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
HSBC Securities USA, (0.32%, dated 10/31/12, due 11/1/12; proceeds $150,001; fully collateralized by a U.S. Government Agency; Federal Home Loan Mortgage Corporation 5.00% due 9/1/41; valued at $154,500)	$150,000	$150,000
JP Morgan Clearing Corp., (0.33%, dated
10/31/12, due 11/1/12; proceeds $295,003;
fully collateralized by Common Stocks; Adams
Resources & Energy, Inc.; Administradora de
Fondos de Pensiones Provida SA; AGCO Corp.;
Alaska Air Group, Inc.; American Capital Ltd.;
American Eagle Outfitters, Inc.; AngloGold
Ashanti Ltd.; Anheuser-Busch InBev N.V.; AZZ,
Inc.; Badger Meter, Inc.; Bank of Hawaii Corp.;
Barclays PLC; Barrick Gold Corp.; Bio-Rad
Laboratories, Inc.; BP PLC; Brady Corp.; BT
Group PLC; Cambrex Corp.; Cameco Corp.;
Carnival PLC; China Life Insurance Co., Ltd.;
China Mobile Ltd.; China Petroleum & Chemical
Corp.; China Telecom Corp. Ltd.; Cia de Bebidas
das Americas; Cia de Minas Buenaventura SA;
Cia de Saneamento Basico do Estado de Sao
Paulo; CNOOC Ltd.; Coca-Cola Femsa SAB de
CV; CPFL Energia SA; Credit Suisse Group AG;
Delhaize Group SA; Ducommun, Inc.; Elan Corp.
PLC; Embotelladora Andina SA; Embraer SA;
Flagstar Bancorp, Inc.; Fly Leasing Ltd.; France
Telecom SA; Gold Fields Ltd.; Goldcorp, Inc.;
Gruma SAB de CV; Grupo Televisa SAB; Hanover
Insurance Group, Inc. (The); ICICI Bank Ltd.;
Industrias Bachoco SAB de CV; Insperity, Inc.;
InterContinental Hotels Group PLC; KT Corp.;
Kyocera Corp.; LG Display Co., Ltd.; MAXIMUS,
Inc.; Mobile Telesystems OJSC; National Grid
PLC; Nippon Telegraph & Telephone Corp.;
Novo Nordisk A/S; NTT DOCOMO, Inc.; Pearson
PLC; Penn West Petroleum Ltd.; PetroChina Co.,
Ltd.; Philippine Long Distance Telephone Co.;
Potash Corp of Saskatchewan, Inc.; Reed
Elsevier PLC; REX American Resources Corp.;
Royal Dutch Shell PLC; Statoil ASA; Steelcase,
Inc.; Syngenta AG; Talisman Energy, Inc.;
Telecom Argentina SA; Telefonica SA; Teva
Pharmaceutical Industries Ltd.; Tim
Participacoes SA; Total SA; Ultrapar
Participacoes SA; Unilever PLC; Valhi, Inc.;
Veolia Environnement SA; VimpelCom Ltd.;
Whiting Petroleum Corp.; WNS Holdings Ltd.;
WuXi PharmaTech Cayman, Inc.; Yamana Gold,
Inc.; Youku Tudou, Inc.; YPF SA; valued
at $309,780)	295,000	295,000
JP Morgan Clearing Corp., (0.87%, dated 3/7/12,
due 3/1/13; proceeds $312,690; fully
collateralized by Convertible Bonds;
Alcatel-Lucent USA, Inc. 2.75% due 6/15/25;
Alliant Techsystems, Inc. 3.00% due 8/15/24;
Covanta Holding Corp. 3.25% due 6/1/14;
DR Horton, Inc. 2.00% due 5/15/14; EnerSys,
Inc. 3.38% due 6/1/38; L-3 Communications
Holdings, Inc. 3.00% due 8/1/35; Lennar Corp.
2.00% due 12/1/20; Liberty Interactive LLC
0.75% - 4.00% due 3/30/23 - 3/15/31;
M/I Homes, Inc. 3.25% due 9/15/17; MGM
Resorts International 4.25% due 4/15/15;
	Face Amount (000)	Value (000)
Nash Finch Co. 1.63% due 3/15/35; Omnicare, Inc. 3.25% - 3.75% due 12/15/25 - 12/15/35; Saks, Inc. 2.00% due 3/15/24; Sotheby's 3.12% due 6/15/13; Stewart Enterprises, Inc. 3.38% due 7/15/16; Teleflex, Inc. 3.88% due 8/1/17; tw telecom, Inc. 2.38% due 4/1/26; United States Steel Corp. 4.00% due 5/15/14; valued at $350,584) (Demand 11/1/12)	$310,000	$310,000
Merrill Lynch Pierce Fenner & Smith Inc., (0.22%, dated 10/30/12, due 11/5/12; proceeds $295,011; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 3.00% - 4.50% due 3/1/26 - 11/1/42; valued at $303,850)	295,000	295,000
Merrill Lynch Pierce Fenner & Smith Inc.,
(0.32%, dated 10/31/12, due 11/1/12;
proceeds $130,001; fully collateralized by
Common Stocks; Amarin Corp PLC; America
Movil SAB de CV; BP PLC; Baidu, Inc.; CPFL
Energia SA; China Mobile Ltd.; Cia de
Saneamento Basico do Estado de Sao Paulo;
Ctrip.com International Ltd.; Gold Fields Ltd.;
Grupo Televisa SAB; Petroleo Brasileiro SA;
Qihoo 360 Technology Co., Ltd.; Royal Dutch
Shell PLC; Taiwan Semiconductor Manufacturing
Co., Ltd.; Telefonica SA; Teva Pharmaceutical
Industries Ltd.; Tim Participacoes SA; 21Vianet
Group, Inc.; Ultrapar Participacoes SA; Vale SA;
Convertible Bonds; Amgen, Inc. 0.38%
due 2/1/13; CMS Energy Corp. 5.50%
due 6/15/29; Liberty Interactive LLC 3.13%
due 3/30/23; Medtronic, Inc. 1.63%
due 4/15/13; Convertible Preferred Stocks;
Aspen Insurance Holdings Ltd.; Omnicare Capital
Trust II; Wells Fargo & Co.; and Preferred Stocks;
DDR Corp.; Ally Financial, Inc.; Morgan Stanley;
SLM Corp.; UBS Preferred Funding Trust IV;
valued at $141,481)	130,000	130,000
Merrill Lynch Pierce Fenner & Smith Inc.,
(0.57%, dated 10/31/12, due 11/1/12;
proceeds $150,002; fully collateralized by
Common Stocks; Amarin Corp PLC; America
Movil SAB de CV; BP PLC; Baidu, Inc.; CPFL
Energia SA; China Mobile Ltd.; Cia de
Saneamento Basico do Estado de Sao Paulo.;
Ctrip.com International Ltd.; Gold Fields Ltd.;
Grupo Televisa SAB; Petroleo Brasileiro SA;
Qihoo 360 Technology Co., Ltd.; Royal Dutch
Shell PLC; Taiwan Semiconductor Manufacturing
Co., Ltd.; Telefonica SA; Teva Pharmaceutical
Industries Ltd.; Tim Participacoes SA; 21Vianet
Group, Inc.; Ultrapar Participacoes SA; Vale SA;
Convertible Bonds; Amgen, Inc. 0.38% due
2/1/13; CMS Energy Corp. 5.50% due 6/15/29;
Lennar Corp. 2.75% due 12/15/20; Liberty
Interactive LLC 3.13% due 3/30/23; Medtronic,
Inc. 1.63% due 4/15/13; Convertible Preferred
Stocks; Aspen Insurance Holdings Ltd; and
Preferred Stocks; Ally Financial, Inc.; BGE Capital
Trust II; DDR Corp.; Digital Realty Trust, Inc.;
Duke Realty Corp.; Goldman Sachs Group, Inc.
(The); HSBC USA, Inc.; HSBC Finance Corp.; ING
Groep N.V.; MPG Office Trust, Inc.; Morgan
Stanley; Realty Income Corp.; SLM Corp.; UBS
Preferred Funding Trust IV; valued at $162,046)	150,000	150,000

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Merrill Lynch Pierce Fenner & Smith Inc.,
(0.60%, dated 9/14/12, due 4/11/13;
proceeds $225,784; fully collateralized by
Common Stocks; 21Vianet Group, Inc.;
Amarin Corp PLC; America Movil SAB de CV;
BP PLC; BRF - Brasil Foods SA; China Mobile
Ltd.; Ctrip.com International Ltd.; Grupo
Televisa SAB; Mobile Telesystems OJSC;
Petroleo Brasileiro SA; Qihoo 360 Technology
Co., Ltd.; Royal Dutch Shell PLC; Ultrapar
Participacoes SA; Vale SA; Vodafone Group
PLC; Convertible Bonds; Alliant Techsystems,
Inc. 3.00% due 8/15/24; Amgen, Inc. 0.38%
due 2/1/13; CMS Energy Corp. 5.50% due
6/15/29; Chesapeake Energy Corp. 2.75%
due 11/15/35; DR Horton, Inc. 2.00% due
5/15/14; Ford Motor Co. 4.25% due
11/15/16; Intel Corp 3.25% due 8/1/39;
International Game Technology 3.25% due
5/1/14; Interpublic Group of Cos., Inc. 4.75%
due 3/15/23; Jefferies Group, Inc. 3.88%
due 11/1/29; Lennar Corp. 2.00% - 2.75%
due 12/1/20 - 12/15/20; Liberty Interactive
LLC 3.13% due 3/30/23; MGM Resorts
International 4.25% due 4/15/15; Medtronic,
Inc. 1.63% due 4/15/13; Meritage Homes
Corp. 1.88% due 9/15/32; Omnicare, Inc.
3.75% due 4/1/42; Ryland Group, Inc. 1.63%
due 5/15/18; Standard Pacific Corp. 1.25%
due 8/1/32; Stewart Enterprises, Inc.
3.13% - 3.38% due 7/15/14 - 7/15/16; Toll
Brothers Finance Corp. 0.50% due 9/15/32;
and Preferred Stocks; SLM Corp.; valued
at $249,675) (Demand 11/1/12)	$225,000	$225,000
RBC Capital Markets LLC, (0.19%, dated 10/10/12, due 4/10/13; proceeds $350,336; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.59% - 5.50% due 12/1/24 - 9/1/42; Federal National Mortgage Association 2.24% - 6.00% due 1/1/18 - 10/1/42; Government National Mortgage Association 2.50% - 6.50% due 9/20/27 - 10/20/42; valued at $360,531) (Demand 11/7/12)	350,000	350,000
RBC Capital Markets LLC, (0.23%, dated 10/25/12, due 11/1/12; proceeds $250,011; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 3.00% - 5.50% due 12/1/24 - 9/1/42; Federal National Mortgage Association 2.01% - 4.50% due 11/1/25 - 10/1/42; Government National Mortgage Association 2.50% - 5.00% due 4/20/26 - 2/20/42; valued at $257,612)	250,000	250,000
RBC Capital Markets LLC, (0.25%, dated 10/30/12, due 11/5/12; proceeds $250,010; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.31% - 4.50% due 7/1/41 - 10/1/42; Federal National Mortgage Association 2.50% - 4.50% due 9/1/22 - 7/1/42; Government National Mortgage Association 3.50% due 8/20/41; valued at $257,500)	250,000	250,000
	Face Amount (000)	Value (000)
RBC Capital Markets LLC, (0.29%, dated 10/31/12, due 11/1/12; proceeds $150,001;
fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 2.26% - 5.00% due 9/1/33 - 11/1/42; Government National Mortgage Association Zero Coupon - 3.00% due 8/20/27 - 7/20/42; valued at $154,500)	$150,000	$150,000
RBS Securities, Inc., (0.35%, dated 10/31/12, due 11/1/12; proceeds $70,001; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 2.13% - 5.87% due 2/1/38 - 10/1/42; valued at $72,105)	70,000	70,000
Societe Generale, (0.22%, dated 10/30/12, due 11/5/12; proceeds $200,007; fully collateralized by U.S. Government Agencies; Federal Farm Credit Bank 0.25% due 11/19/13; Federal Home Loan Mortgage Corporation 1.02% - 1.10% due 6/19/15 - 7/25/17; Federal National Mortgage Association 0.60% - 4.00% due 2/12/13 - 2/22/16; valued at $204,000)	200,000	200,000
Societe Generale, (0.23%, dated 10/25/12, due 11/1/12; proceeds $425,019; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.34% - 6.50% due 1/1/20 - 5/1/42; Federal National Mortgage Association 0.64% - 6.50% due 7/1/17 - 9/1/42; and a U.S. Government Obligation; U.S. Treasury Bill Zero Coupon due 12/13/12; valued at $437,911)	425,000	425,000
Societe Generale, (0.30%, dated 10/31/12, due 11/1/12; proceeds $550,005; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.50% - 4.50% due 7/1/26 - 11/1/42; Federal National Mortgage Association 2.50% - 5.50% due 5/1/24 - 10/1/42; valued at $566,500)	550,000	550,000
Societe Generale, (0.30%, dated 10/31/12, due 11/1/12; proceeds $85,001; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 4.50% - 5.00% due 5/15/40 - 7/15/40; valued at $87,550)	85,000	85,000
UBS Securities LLC, (0.42%, dated 10/18/12,
due 11/26/12; proceeds $77,035; fully
collateralized by Corporate Bonds; Caesars
Entertainment Operating Co., Inc. 12.75% due
4/15/18; Cengage Learning Acquisitions, Inc.
11.50% due 4/15/20; CIT Group, Inc. 5.25%
due 3/15/18; CityCenter Holdings LLC/
CityCenter Finance Corp. 10.75% due 1/15/17;
DJO Finance LLC/DJO Finance Corp. 9.75% due
10/15/17; Dresdner Funding Trust I 8.15% due
6/30/31; Kinetic Concepts, Inc./KCI USA, Inc.
12.50% due 11/1/19; Level 3 Financing, Inc.
8.13% - 8.63% due 7/1/19 - 7/15/20;
Momentive Performance Materials, Inc.
10.00% due 10/15/20; Norske Skogindustrier
ASA 7.13% due 10/15/33; Nuveen Investments,
Inc. 5.50% due 9/15/15; Pactiv LLC 7.95%
due 12/15/25; Radio One, Inc. 12.50% due

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
5/24/16; Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu
8.50% due 5/15/18; Springleaf Finance Corp. 5.75% - 6.90% due 9/15/16 - 12/15/17; valued at $81,642)	$77,000	$77,000
Wells Fargo Securities LLC, (0.27%, dated
10/31/12, due 11/1/12; proceeds $305,002;
fully collateralized by Corporate Bonds; Aflac,
Inc. 8.50% due 5/15/19; Allstate Corp. (The)
5.20% due 1/15/42; Allstate Life Global
Funding Trusts 5.38% due 4/30/13; American
Express Bank FSB 5.50% due 4/16/13;
American Express Credit Corp. 7.30% due
8/20/13; Anheuser-Busch InBev Worldwide,
Inc. 5.00% due 4/15/20; AT&T, Inc.
2.95% - 5.63 due 5/15/16 - 6/15/16;
AvalonBay Communities, Inc. 2.95% - 5.70%
due 3/15/17 - 9/15/22; Bank of America
Corp. 1.50% due 10/9/15; Bank of New York
Mellon Corp. (The) 4.50% due 4/1/13; Bank of
Nova Scotia 2.25% - 2.38% due
1/22/13 - 12/17/13; Burlington Northern
Santa Fe LLC 3.45% due 9/15/21; Canadian
Imperial Bank of Commerce 2.35% due
12/11/15; Cardinal Health, Inc. 5.50% due
6/15/13; Caterpillar, Inc. 2.60% due 6/26/22;
Citigroup, Inc. 5.88% - 6.00% due
12/13/13 - 1/30/42; Colgate-Palmolive Co.
1.38% due 11/2/15; Colonial Realty LP
6.05% due 9/1/16; Comcast Cable
Communications Holdings, Inc. 9.46% due
11/15/22; Comcast Corp. 5.30% - 6.50%
due 1/15/14 - 11/15/35; Commonwealth
Edison Co. 6.45% due 1/15/38; Coventry
Health Care, Inc. 6.13% due 1/15/15;
Covidien International Finance SA 1.88%
due 6/15/13; CVS Caremark Corp. 4.88%
due 9/15/14; Darden Restaurants, Inc. 3.35%
due 11/1/22; DDR Corp. 9.63% due 3/15/16;
Delphi Financial Group, Inc. 7.88% due 1/31/20;
DIRECTV Holdings LLC/DIRECTV Financing Co.,
Inc. 3.80% due 3/15/22; Duke Realty LP 8.25%
due 8/15/19; Ecolab, Inc. 4.35% - 5.50% due
12/8/21 - 12/8/41; EOG Resources, Inc.
5.63% due 6/1/19; Exelon Generation Co.
LLC 6.20% due 10/1/17; FBG Finance Ltd.
5.13% due 6/15/15; Florida Power Corp.
3.10% due 8/15/21; FPL Group Capital, Inc.
0.84% due 11/9/12; General Electric Capital
Corp. 0.92% - 4.38% due 5/22/13 - 9/16/20;
General Electric Co. 4.13% due 10/9/42;
Georgia Power Co. 4.75% due 9/1/40; Gilead
Sciences, Inc. 4.40% due 12/1/21; Goldman
Sachs Group, Inc. 5.45% - 6.45% due
11/1/12 - 5/1/36; Gulf Power Co. 3.10% due
5/15/22; Hartford Financial Services Group, Inc.
6.63% due 4/15/42; Indiana Michigan Power
Co. 6.05% due 3/15/37; ING Bank NV 2.00%
due 10/18/13; Intel Corp. 1.95% due 10/1/16;
International Business Machines Corp. 5.70%
due 9/14/17; Jackson National Life Global
Funding 5.38% due 8/5/13; JPMorgan Chase &
Co. 1.88% - 4.50% due 3/20/15 - 1/24/22;
Kinder Morgan Energy Partners LP 5.95% due
	Face Amount (000)	Value (000)
2/15/18; Lincoln National Corp. 7.00% due
6/15/40; McDonald's Corp. 4.30% due 3/1/13;
Merck & Co., Inc. 1.10% due 1/31/18;
Metropolitan Life Global Funding I
2.50% - 5.13% due 4/10/13 - 4/11/22;
Microsoft Corp. 4.00% due 2/8/21;
MidAmerican Energy Co. 5.95% due 7/15/17;
Mississippi Power Co. 4.25% due 3/15/42;
Mondelez International, Inc. 6.88% due
1/26/39; Morgan Stanley 6.00% due 5/13/14;
National City Preferred Capital Trust I 12.00%
due 12/10/12; New York Life Global Funding
Zero Coupon due 9/19/14; News America,
Inc. 5.30% - 6.15% due 12/15/14 - 3/1/37;
Norfolk Southern Corp. 2.90% due 2/15/23;
Northeast Utilities 1.22% due 9/20/13;
Occidental Petroleum Corp. 1.50% due
2/15/18; Oncor Electric Delivery Co. LLC
6.80% due 9/1/18; Oracle Corp.
2.50% - 5.38% due 10/15/22 - 7/19/40;
Pacific Gas & Electric Co. 4.45% - 6.05%
due 3/1/34 - 4/15/42; PepsiCo, Inc. 4.65%
due 2/15/13; Philip Morris International, Inc.
2.50% - 3.88% due 8/22/22 - 8/21/42;
Principal Financial Group, Inc. 3.30% - 7.88%
due 5/15/14 - 9/15/22; Private Export
Funding Corp. 2.13% due 7/15/16; Progress
Energy, Inc. 4.40% due 1/15/21; Prudential
Financial, Inc. 5.40% due 6/13/35; Puget
Sound Energy, Inc. 5.76% due 7/15/40; Realty
Income Corp. 3.25% due 10/15/22; Regency
Centers LP 6.00% due 6/15/20; RPM
International, Inc. 6.13% due 10/15/19; Shell
International Finance BV 4.38% due 3/25/20;
Sierra Pacific Power Co. 5.45% due 9/1/13;
Southern California Edison Co. 4.05% due
3/15/42; Swiss Re Solutions Holding Corp.
7.75% due 6/15/30; Teck Resources Ltd.
5.40% due 2/1/43; Tennessee Gas Pipeline Co.
LLC 8.38% due 6/15/32; Texas Instruments,
Inc. 1.65% due 8/3/19; Time Warner Cable, Inc.
4.50% - 6.75% due 5/1/17 - 9/15/42;
TransAlta Corp. 6.50% due 3/15/40; Turner
Broadcasting System, Inc. 8.38% due 7/1/13;
UBS AG 2.25% due 8/12/13; Unilever Capital
Corp. 0.85% due 8/2/17; UnitedHealth Group,
Inc. 0.85% - 3.95% due 10/15/15 - 10/15/42;
US BanCorp. 1.13% due 9/30/13; Verizon
Communications, Inc. 4.35% - 6.25% due
2/15/13 - 4/1/37; Vodafone Group PLC 2.88%
due 3/16/16; Walgreen Co. 4.88% due 8/1/13;
Walt Disney Co. (The) 4.70% due 12/1/12;
Weatherford International Ltd. 6.75% due
9/15/40; Western Union Co. (The) 0.89%
due 3/7/13; Westpac Securities NZ Ltd. 2.63%
due 1/28/13; valued at $320,250)	$305,000	$305,000
Wells Fargo Securities LLC, (0.30%, dated 10/31/12, due 11/1/12; proceeds $475,004; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 3.00% - 3.50% due 2/1/27 - 10/1/42; Federal National Mortgage Association 2.34% - 4.50% due 9/1/27 - 8/1/42; valued at $489,250)	475,000	475,000

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Wells Fargo Securities LLC, (0.37%, dated
10/31/12, due 11/1/12; proceeds $90,001;
fully collateralized by Corporate Bonds;
Academy Ltd./Academy Finance Corp. 9.25%
due 8/1/19; Advanced Micro Devices, Inc.
7.50% due 8/15/22; AMC Entertainment, Inc.
9.75% due 12/1/20; Calumet Specialty
Products Partners LP/Calumet Finance Corp.
9.63% due 8/1/20; CCO Holdings LLC/CCO
Holdings Capital Corp. 6.63% due 1/31/22;
CEDC Finance Corp. International, Inc. 9.13%
due 12/1/16; Chesapeake Energy Corp. 6.88%
due 8/15/18; CityCenter Holdings LLC/
CityCenter Finance Corp. 7.63% due 1/15/16;
Commercial Barge Line Co. 12.50% due
7/15/17; Concho Resources, Inc. 7.00% due
1/15/21; Eagle Rock Energy Partners LP/Eagle
Rock Energy Finance Corp. 8.38% due 6/1/19;
El Paso LLC 6.88% due 6/15/14; Exterran
Holdings, Inc. 7.25% due 12/1/18; First
Industrial LP 6.42% due 6/1/14; Fresenius
Medical Care US Finance II, Inc. 5.63% due
7/31/19; Frontier Communications Corp.
7.13% due 1/15/23; Greif, Inc. 7.75% due
8/1/19; HealthSouth Corp. 5.75% due
11/1/24; Hilcorp Energy I LP/Hilcorp Finance
Co. 7.63% due 4/15/21; J Crew Group, Inc.
8.13% due 3/1/19; Jarden Corp. 7.50% due
1/15/20; Jones Group, Inc./Apparel Group
Hold/Apparel Group USA/Footwear Acc Retail
6.88% due 3/15/19; Kemet Corp. 10.50%
due 5/1/18; Plains Exploration & Production
Co. 7.63% due 4/1/20; Range Resources Corp.
8.00% due 5/15/19; Royal Caribbean Cruises
Ltd. 7.25% due 3/15/18; RR Donnelley &
Sons Co. 6.13% due 1/15/17; Sinclair
Television Group, Inc. 9.25% due 11/1/17;
Sanmina-SCI Corp. 7.00% due 5/15/19;
Seagate HDD Cayman 7.00% - 7.75% due
12/15/18 - 11/1/21; Sealed Air Corp. 7.88%
due 6/15/17; Southern Union Co. 7.20% due
11/1/66; Spirit Aerosystems, Inc. 7.50% due
10/1/17; Targa Resources Partners LP/Targa
Resources Partners Finance Corp. 6.38% due
8/1/22; Tenet Healthcare Corp. 6.25% - 8.00%
due 11/1/18 - 8/1/20; Toll Brothers Finance
Corp. 6.75% due 11/1/19; United Air Lines,
Inc. 9.88% due 8/1/13; Windstream Corp.
7.50% due 6/1/22; valued at $95,400)	$90,000	$90,000
Total Repurchase Agreements (Cost $10,734,550)		10,734,550
Tax-Exempt Instruments (11.6%)
Closed-End Investment Company (0.2%)
Nuveen Premium Income Municipal Fund 2, Inc., VRDP Ser 1-4895 (AMT) 0.33%, 5/5/41 (b)	35,000	35,000
Daily Variable Rate Bonds (0.2%)
California Housing Finance Agency, Multifamily Ser 2000 C (AMT) 0.22%, 2/1/33	29,630	29,630
	Face Amount (000)	Value (000)
Indiana Finance Authority, Indiana University Health Obligated Group Ser 2011 K (Taxable) 0.24%, 3/1/33	$20,375	$20,375
		50,005
Municipal Bond (1.4%)
California, Ser 2012-13 A-2 RANs 2.50%, 6/20/13	298,000	301,890
Weekly Variable Rate Bonds (9.8%)
Bay Area Toll Authority, CA, San Francisco Bay Area Toll Bridge 2001 Ser A 0.18%, 4/1/36	93,600	93,600
California Educational Facilities Authority, California Institute of Technology 2006 Ser B 0.18%, 10/1/36	20,000	20,000
California Statewide Communities Development Authority, Kaiser Permanente Ser 2004 L 0.19%, 4/1/38	60,000	60,000
Colorado Housing & Finance Authority, Multi-Family Class 1 2006 Ser A-1 (Taxable) 0.21%, 10/1/36	35,840	35,840
Single Family Mortgage Class I 2003 Ser B-3 (AMT) 0.20%, 11/1/26	42,500	42,500
Single Family Mortgage Class I 2007 Ser B-2 (AMT) 0.22%, 5/1/38	25,000	25,000
Denver Public Schools, CO, Ser 2011 A-1 COPs (Taxable) 0.18%, 12/15/37	11,600	11,600
East Bay Municipal Utility District, CA, Water System Sub Refg Ser 2008 A-2 0.18%, 6/1/38	32,355	32,355
Water System Sub Refg Ser 2008 A-3 0.18%, 6/1/38	40,025	40,025
Highlands County Health Facilities Authority, FL, Adventist Health System/Sunbelt Obligated Group Ser 2005 G 0.20%, 11/15/35	44,425	44,425
Illinois Finance Authority, Northwestern Memorial Hospital Ser 2007 A-4 0.19%, 8/15/42	10,285	10,285
JEA, FL, Electric System Ser Three 2008 B-2 0.20%, 10/1/40	54,000	54,000
Kansas Department of Transportation, Highway Ser 2002 C-1 0.21%, 9/1/19	20,465	20,465
Highway Ser 2002 C-2 0.21%, 9/1/19	22,800	22,800
Highway Ser 2004 C-2 0.19%, 9/1/22	16,215	16,215
Los Angeles Department of Water & Power, CA, Power System 2001 Ser B Subser B-5 0.17%, 7/1/34	32,000	32,000

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Weekly Variable Rate Bonds (cont'd)
Loudoun County Industrial Development Authority, VA, Howard Hughes Medical Institute Ser 2003 A 0.18%, 2/15/38	$30,915	$30,915
Howard Hughes Medical Institute Ser 2003 D 0.21%, 2/15/38	16,200	16,200
Massachusetts Development Finance Agency, Partners HealthCare System, Inc. Ser 2011 K-2 0.19%, 7/1/46	44,000	44,000
Massachusetts Health & Educational Facilities Authority, Partners HealthCare System 2009 Ser I-1 0.18%, 7/1/44	25,600	25,600
Massachusetts Water Resources Authority, Gen Ser 2008 F 0.20%, 8/1/29	50,000	50,000
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, TN, Vanderbilt University Ser 2000 A 0.18%, 10/1/30	5,880	5,880
Vanderbilt University Ser 2005 A-2 0.18%, 10/1/44	12,000	12,000
Michigan State University, Ser 2000 A 0.20%, 8/15/30	25,935	25,935
Minnesota Housing Finance Agency, Residential Housing Finance 2007 Ser J (Taxable) 0.21%, 7/1/38	6,235	6,235
Minnesota Office of Higher Education, Supplemental Student Loan 2012 Ser A (Taxable) 0.19%, 8/1/47	15,000	15,000
Supplemental Student Loan 2012 Ser B (AMT) 0.22%, 8/1/47	45,000	45,000
New Hampshire Health & Education Facilities Authority, Dartmouth College Ser 2002 0.18%, 6/1/32	36,260	36,260
Dartmouth College Ser 2003 0.20%, 6/1/23	47,865	47,865
New York City Housing Development Corporation, NY, Gold Street 2006 Ser A 0.20%, 4/15/36	45,900	45,900
New York City Transitional Finance Authority, NY, Future Tax Fiscal 1999 2nd Ser Subser A-2 0.17%, 11/15/27	44,300	44,300
Future Tax Fiscal 2001 Ser A 0.18%, 2/15/30	51,450	51,450
New York City, NY, Fiscal 2010 Subser G-4 0.20%, 3/1/39	100,000	100,000
New York State Dormitory Authority, City University System Cons 5th Ser 2008 D 0.20%, 7/1/31	24,400	24,400
	Face Amount (000)	Value (000)
Mental Health Services Facilities Ser 2003D-2F 0.21%, 2/15/31	$30,000	$30,000
Rockefeller University Ser 2009 B 0.18%, 7/1/40	32,750	32,750
New York State Housing Finance Agency, Clinton Green North Ser 2006 A (AMT) 0.20%, 11/1/38	34,000	34,000
Related-Taconic West 17th Street Ser 2009 A 0.18%, 5/15/39	25,000	25,000
Tower 31 Ser 2005 A 0.20%, 11/1/36	51,400	51,400
North Carolina Medical Care Commission, Novant Health Obligated group Ser 2004 A 0.22%, 11/1/34	76,650	76,650
Orlando Utilities Commission, FL, Utility System Ser 2008-1 0.20%, 10/1/33	52,000	52,000
Pennsylvania Housing Finance Agency, Single Family Mortgage Ser 2004-81C (AMT) 0.22%, 10/1/34	20,855	20,855
Riverside County Transportation Commission, CA, Sales Tax Ser 2009 A 0.23%, 6/1/29	36,740	36,740
Sacramento Transportation Authority, CA, Measure A Sales Tax Ser 2009 A 0.14%, 10/1/38	75,000	75,000
San Francisco City & County, CA, San Francisco International Airport Second Ser 2010 A-1 (AMT) 0.19%, 5/1/30	43,000	43,000
Santa Clara Valley Transportation Authority, CA, Measure A Sales Tax Ser 2008 B 0.21%, 4/1/36	44,300	44,300
South Dakota Housing Development Authority, Homeownership Mortgage Ser 2008 C (AMT) 0.23%, 5/1/39	45,000	45,000
Triborough Bridge & Tunnel Authority, NY, Ser 2002 F 0.20%, 11/1/32	22,545	22,545
University of Massachusetts Building Authority, Senior Ser 2011-1 0.19%, 11/1/34	88,110	88,110
University of Texas Regents, Financing System Ser 2008 B 0.17%, 8/1/16	16,495	16,495
0.17%, 11/7/12	63,180	63,180
Utah Housing Corporation, Single Family Mortgage Class I 2008 Ser A-1 (AMT) 0.24%, 7/1/39	16,450	16,450

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Weekly Variable Rate Bonds (cont'd)
Single Family Mortgage Class I 2008 Ser C-1 (AMT) 0.24%, 7/1/39	$11,110	$11,110
Single Family Mortgage Class I 2009 Ser A 0.18%, 7/1/38	12,100	12,100
Wake County, NC, Public Improvement Ser 2003 C 0.19%, 11/7/12	14,160	14,160
School Ser 2007 B 0.19%, 3/1/24	14,800	14,800
Wisconsin Housing & Economic Development Authority, Home Ownership Ser 2004 E (AMT) 0.20%, 9/1/35	31,700	31,700
		2,045,395
Total Tax-Exempt Instruments (Cost $2,432,290)		2,432,290
Time Deposit (1.8%)
State Street Bank & Trust Cayman Islands 0.01%, 11/1/12375,000		375,000
Total Investments (99.9%) (Cost $20,943,457)		20,943,457
Other Assets in Excess of Liabilities (0.1%)		15,856
Net Assets (100.0%)		$20,959,313

(a)  The rates shown are the effective yields at the date of purchase.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

AMT  Alternative Minimum Tax.

COPs  Certificates of Participation.

MBIA  Municipal Bond Insurance Association, Inc.

RANs  Revenue Anticipation Notes.

VRDP  Variable Rate Demand Preferred.

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Investment Overview (unaudited)

Government Portfolio

The Government Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities and in repurchase agreements collateralized by such securities.

Performance

For the fiscal year ended October 31, 2012, the Portfolio's Institutional Share Class had a total return of 0.04%. For the seven-day period ended October 31, 2012, the Portfolio's Institutional Share Class provided an annualized current yield of 0.05% (subsidized) and -0.01% (non-subsidized), while its 30-day moving average annualized yield was 0.05% (subsidized) and -0.01% (non-subsidized). Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Overall economic growth in the U.S. remained lackluster during the 12 months ended October 31, 2012. Although fourth quarter 2011 gross domestic product (GDP) growth surged to 4.1 percent, much of this gain came from increased inventory build, and momentum was not carried forward into 2012. GDP growth subsequently slowed, averaging 1.65 percent in the first half of 2012 then picking up slightly to 2 percent in the third quarter 2012. The economy continued to face headwinds from the spillover effects of the European debt crisis and ongoing weakness in the U.S. housing and labor markets.

•  Growth in employment exhibited some volatility during the period. Job growth picked up momentum during the later part of 2011 and into early 2012, with monthly job gains averaging 164,000 during the fourth quarter of 2011 and 225,000 during the first quarter of 2012. However, much of this faster pace was attributed to the effects of an unusually warm winter, which "pulled" demand forward. As this effect ran its course and signs of a broader economic slowdown re-appeared, job growth once again slowed, with second quarter job gains falling to an average of only 66,000 per month. Average monthly job gains strengthened in the third quarter, averaging 174,000. The employment gains were broad-based and centered in private sector jobs in industries such as health care and education. While the unemployment rate gradually declined over much of the period, from 8.9 percent in October 2011 to 7.9 percent in October 2012, the rate itself still is elevated and is partly attributed to a shrinking workforce and a drop in the labor force participation rate.

•  To help address European bank funding concerns, the European Central Bank (ECB) lent €489.1 billion in December 2011 and €530 billion in February 2012 to banks in three-year loans against a wider-than-usual range of collateral. The combination of these two stimulus actions by the ECB lessened rollover risk as banks pre-funded their upcoming maturity schedules. Economic expectations for the eurozone have deteriorated, however, given planned fiscal austerity measures and deleveraging by European banks. With peripheral bond markets becoming stressed once again in the spring of 2012, the market again focused on the ECB and its ability and willingness to restore order. At the August ECB meeting, the central bank laid out a plan that would include intervention in the bond markets to purchase the short-dated government bonds of member countries that asked for assistance, and that signed a memorandum of understanding regarding the conditions for that assistance. The market took comfort in this potential intervention of central bank purchases of sovereign debt.

•  After the Federal Open Market Committee (FOMC) meeting in September 2011, the Federal Reserve (Fed) announced to undertake a $400 billion "twist" of its balance sheet holdings. The Fed sold $400 billion of Treasury securities with maturities of three years and under, while it bought a like amount of Treasuries with maturities of between six and 30 years, with the intent to keep longer-term borrowing costs low. The original completion date was intended to be June 2012. In addition, to help the mortgage market, the Fed reinvested principal pay downs from agency debt and agency mortgage-backed securities (MBS) into agency MBS (previously these principal pay downs were reinvested into Treasuries).

•  At the completion of its initial twist policy, the FOMC decided to extend twist until the end of 2012 against a backdrop of sluggish growth, high unemployment, and a benign inflation outlook. With the release of very dovish minutes from the

2012 Annual Report

October 31, 2012

Investment Overview (unaudited) (cont'd)

Government Portfolio

July 31 to August 1 FOMC meeting, the market focused on the growing likelihood of additional monetary accommodation in the near term. After its September 2012 meeting, the FOMC announced an aggressive policy response with an open-ended quantitative easing (QE3) program focused on $40 billion per month in mortgage-backed securities purchases. The Fed also announced that purchase amounts could increase if the labor market does not improve "substantially" and that they were "concerned that without further policy accommodation, economic growth might not be strong enough to generate sustained improvement in the labor market". With inflation subdued, the Fed concentrated on the other side of its dual mandate, by trying to alleviate slow employment growth and elevated levels of unemployment. They extended their pledge of keeping the federal funds target rate at exceptionally low levels until at least mid-2015.

Management Strategies

•  As of October 31, 2012, the Portfolio had net assets of approximately $13.0 billion. The Portfolio's WAM and WAL were 25 days and 34 days, respectively.

•  We continued to remain cautious in our investment approach, and held a large portion of the Portfolio in overnight repurchase agreements.

•  The remainder of the Portfolio is invested in agency and U.S. treasury obligations maturing in several months, along with limited exposure to term repurchase agreements.

•  Yields on short-term investments remained very low. Given the limited yield opportunities in our investment universe, we continued to maintain a short maturity profile.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	71.2%
U.S. Agency Securities	27.6
Other*	1.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

2012 Annual Report

October 31, 2012

Portfolio of Investments

Government Portfolio

	Face Amount (000)	Value (000)
U.S. Agency Securities (27.5%)
Federal Farm Credit Bank
0.14%, 1/28/13	$71,000	$70,998
Federal Home Loan Bank,
0.12%, 11/21/12 (a)	215,000	214,985
0.13%, 11/28/12 - 11/30/12 (a)	578,300	578,241
0.13%, 4/23/13	121,495	121,465
0.14%, 1/25/13 (a)	75,000	74,975
0.15%, 2/6/13 - 4/5/13	404,100	404,082
0.17%, 4/17/13 - 4/19/13 (a)	168,000	167,869
0.18%, 12/28/12	36,100	36,101
0.22%, 9/4/13 (b)	83,000	83,000
0.25%, 12/6/13 (b)	56,850	56,828
1.00%, 3/27/13	23,180	23,258
Federal Home Loan Mortgage Corporation,
0.13%, 11/27/12 (a)	200,000	199,981
0.14%, 12/3/12 (a)	22,143	22,140
0.15%, 11/2/12 - 9/13/13 (b)	272,395	272,360
0.52%, 11/26/12	44,000	44,011
0.63%, 12/28/12	103,680	103,755
0.91%, 12/26/12	405,000	405,468
1.63%, 4/15/13	125,000	125,826
Federal National Mortgage Association,
0.17%, 4/17/13 (a)	132,408	132,302
0.75%, 2/26/13	46,979	47,068
4.63%, 5/1/13	42,642	43,582
4.75%, 11/19/12	340,000	340,766
Total U.S. Agency Securities (Cost $3,569,061)		3,569,061
U.S. Treasury Securities (1.2%)
U.S. Treasury Notes,
1.75%, 4/15/13	97,500	98,197
3.38%, 11/30/12	55,000	55,141
Total U.S. Treasury Securities (Cost $153,338)		153,338
Repurchase Agreements (70.8%)
Bank of Montreal, (0.10%, dated 10/31/12, due 11/1/12; proceeds $250,001; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 4.00% due 2/15/14; valued at $255,000)	250,000	250,000
Bank of Montreal, (0.10%, dated 10/31/12, due 11/1/12; proceeds $64,000; fully collateralized by U.S. Government Obligations; U.S. Treasury Notes 0.75% - 4.00% due 2/15/14 - 10/31/17; valued at $65,280)	64,000	64,000
Bank of Nova Scotia, (0.21%, dated 1/17/12, due 1/11/13; proceeds $400,840; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.00% due 1/1/42; Federal National Mortgage Association 2.50% - 5.00% due 7/1/26 - 9/1/42; valued at $412,253) (Demand 11/7/12)	400,000	400,000
	Face Amount (000)	Value (000)
Bank of Nova Scotia, (0.21%, dated 9/20/12, due 9/13/13; proceeds $400,835; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.50% - 4.00% due 8/1/26 - 1/1/42; Federal National Mortgage Association 3.00% - 6.00% due 11/1/25 - 7/1/42; valued at $413,145) (Demand 11/7/12)	$400,000	$400,000
Bank of Nova Scotia, (0.23%, dated 5/23/12, due 1/7/13; proceeds $250,366; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.00% - 4.50% due 10/1/25 - 9/1/41; Federal National Mortgage Association 3.50% - 5.00% due 7/1/26 - 7/1/42; valued at $258,195) (Demand 11/7/12)	250,000	250,000
Bank of Nova Scotia, (0.24%, dated 8/6/12, due 8/1/13; proceeds $200,480; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.50% - 4.00% due 7/1/27 - 9/1/41; Federal National Mortgage Association 3.50% - 5.00% due 4/1/26 - 7/1/42; valued at $206,493) (Demand 11/7/12)	200,000	200,000
Bank of Nova Scotia, (0.30%, dated 10/31/12, due 11/1/12; proceeds $140,001; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 3.00% - 4.50% due 10/1/40 - 9/1/42; Federal National Mortgage Association 3.50% - 6.00% due 6/1/36 - 5/1/42; valued at $144,200)	140,000	140,000
Barclays Capital, Inc., (0.18%, dated 10/30/12, due 11/5/12; proceeds $200,006; fully collateralized by U.S. Government Obligations; U.S. Treasury Bond 5.25% due 11/15/28; U.S. Treasury Note 2.13% due 5/31/15; valued at $204,000)	200,000	200,000
Barclays Capital, Inc., (0.25%, dated 10/30/12, due 11/5/12; proceeds $270,011; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 3.50% - 5.50% due 9/1/25 - 8/1/42; Federal National Mortgage Association 2.50% - 7.50% due 1/1/25 - 10/1/42; valued at $278,100)	270,000	270,000
Barclays Capital, Inc., (0.30%, dated 10/31/12, due 11/1/12; proceeds $55,000; fully collateralized by U.S. Government Obligations; U.S. Treasury Notes 1.38% - 2.25% due 1/15/13 - 1/31/15; valued at $56,100)	55,000	55,000
BMO Capital Markets Corp., (0.20%, dated 10/26/12, due 11/2/12; proceeds $100,004; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 3.00% - 6.50% due 9/1/27 - 3/1/42; valued at $103,177)	100,000	100,000

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
BNP Paribas Securities Corp., (0.21%, dated 10/24/12, due 4/24/13; proceeds $225,239; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.34% - 5.00% due 8/1/25 - 2/1/42; Federal National Mortgage Association 2.34% - 5.50% due 9/1/25 - 10/1/42; Government National Mortgage Association 1.63% - 5.00% due 1/20/34 - 9/15/41; valued at $231,750) (Demand 11/7/12)	$225,000	$225,000
BNP Paribas Securities Corp., (0.22%, dated 10/29/12, due 11/5/12; proceeds $195,008; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.32% - 7.00% due 6/1/25 - 8/1/42; Federal National Mortgage Association 2.37% - 6.00% due 8/1/23 - 8/1/42; Government National Mortgage Association 4.50% - 4.75% due 7/20/39 - 10/15/40; valued at $200,850)	195,000	195,000
BNP Paribas Securities Corp., (0.22%, dated 10/30/12, due 11/5/12; proceeds $50,002; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.98% - 6.50% due 1/1/24 - 6/1/41; Federal National Mortgage Association 2.31% - 6.00% due 11/1/20 - 10/1/42; valued at $51,500)	50,000	50,000
BNP Paribas Securities Corp., (0.30%, dated 10/31/12, due 11/1/12; proceeds $114,001; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 3.50% due 4/20/42; valued at $117,420)	114,000	114,000
Citibank NA, (0.32%, dated 10/31/12, due 11/1/12; proceeds $400,004; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.26% - 5.54% due 12/1/35 - 11/1/42; Federal National Mortgage Association 2.38% - 6.04% due 10/1/20 - 9/1/42; Government National Mortgage Association 3.00% - 5.50% due 11/15/24 - 9/15/42; valued at $412,000) (See Note H)	400,000	400,000
Credit Agricole CIB, (0.30%, dated 10/31/12, due 11/1/12; proceeds $100,001; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.50% - 6.50% due 3/1/27 - 7/1/35; Federal National Mortgage Association 2.50% - 5.00% due 4/1/25 - 8/1/41; valued at $103,000)	100,000	100,000
Credit Suisse Securities USA, (0.20%, dated 10/31/12, due 11/1/12; proceeds $250,001; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.38% due 7/31/13; valued at $255,002)	250,000	250,000
Credit Suisse Securities USA, (0.20%, dated 9/21/12, due 11/20/12; proceeds $75,025; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 4.00% - 6.00% due 4/1/36 - 8/1/42; valued at $77,255)	75,000	75,000
	Face Amount (000)	Value (000)
Credit Suisse Securities USA, (0.22%, dated 8/24/12, due 11/26/12; proceeds $50,029; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 1.88% due 8/31/17; valued at $51,501)	$50,000	$50,000
Credit Suisse Securities USA, (0.23%, dated 10/25/12, due 1/23/13; proceeds $200,115; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 4.00% due 12/1/41; and a U.S. Government Obligation; U.S. Treasury Note 1.88% due 8/31/17; valued at $206,005)	200,000	200,000
Credit Suisse Securities USA, (0.25%, dated 8/3/12, due 11/1/12; proceeds $50,031; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 3.00% due 3/1/27; valued at $51,504)	50,000	50,000
Deutsche Bank Securities, Inc., (0.22%, dated 10/25/12, due 11/1/12; proceeds $153,007; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 2.50% due 5/1/27 - 10/1/27; valued at $158,045)	153,000	153,000
Deutsche Bank Securities, Inc., (0.23%, dated 10/26/12, due 1/24/13; proceeds $100,058; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 2.50% due 5/1/27; valued at $103,297)	100,000	100,000
Deutsche Bank Securities, Inc., (0.25%, dated 10/30/12, due 11/5/12; proceeds $470,020; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.50% - 7.00% due 11/1/26 - 10/1/40; valued at $484,100)	470,000	470,000
Deutsche Bank Securities, Inc., (0.28%, dated 10/31/12, due 11/1/12; proceeds $50,000; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 2.25% due 1/31/15; valued at $51,000)	50,000	50,000
Deutsche Bank Securities, Inc., (0.35%, dated 10/31/12, due 11/1/12; proceeds $125,001; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 2.50% - 3.50% due 10/1/27 - 2/1/41; valued at $128,750)	125,000	125,000
Deutsche Bank Securities, Inc., (0.35%, dated 10/31/12, due 11/1/12; proceeds $75,001; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 3.50% - 5.50% due 6/1/38 - 5/1/42; valued at $77,250)	75,000	75,000
Goldman Sachs & Co., (0.20%, dated 10/25/12, due 11/1/12; proceeds $125,005; fully collateralized by a U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.00% due 8/25/16; valued at $127,500)	125,000	125,000
Goldman Sachs & Co., (0.21%, dated 10/26/12, due 11/2/12; proceeds $233,010; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.00% - 4.50% due 12/1/40 - 1/1/41; Federal National Mortgage Association 3.00% - 6.50% due 11/1/22 - 9/1/42; valued at $239,990)	233,000	233,000

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Goldman Sachs & Co., (0.22%, dated 10/25/12, due 11/1/12; proceeds $515,022; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 3.00% - 6.50% due 2/1/26 - 10/1/42; Federal National Mortgage Association 2.45% - 6.50% due 8/1/18 - 10/1/42; valued at $530,450)	$515,000	$515,000
Goldman Sachs & Co., (0.25%, dated 10/30/12, due 11/5/12; proceeds $150,006; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.00% - 4.50% due 4/1/40 - 4/1/42; Federal National Mortgage Association 4.00% - 6.50% due 4/1/32 - 7/1/37; valued at $154,000)	150,000	150,000
Goldman Sachs & Co., (0.25%, dated 10/31/12, due 11/7/12; proceeds $215,010; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 5.00% - 5.50% due 8/1/30 - 4/1/41; Federal National Mortgage Association 1.98% - 5.50% due 9/1/27 - 10/1/42; valued at $221,450)	215,000	215,000
Goldman Sachs & Co., (0.27%, dated 10/31/12, due 11/1/12; proceeds $25,000; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 4.00% due 9/1/42; valued at $25,750)	25,000	25,000
HSBC Securities USA, (0.32%, dated 10/31/12, due 11/1/12; proceeds $150,001; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.00% - 5.00% due 9/1/41 - 2/1/42; valued at $154,504)	150,000	150,000
Merrill Lynch Pierce Fenner & Smith Inc., (0.22%, dated 10/30/12, due 11/5/12; proceeds $190,007; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 3.50% - 4.00% due 6/1/26 - 4/1/32; valued at $195,700)	190,000	190,000
RBC Capital Markets LLC, (0.19%, dated 10/10/12, due 4/10/13; proceeds $150,144; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 3.00% - 4.00% due 3/1/42 - 10/1/42; Federal National Mortgage Association 2.47% - 4.50% due 9/1/22 - 6/1/42; Government National Mortgage Association 3.50% - 4.00% due 8/20/41 - 6/20/42; valued at $154,500) (Demand 11/7/12)	150,000	150,000
RBC Capital Markets LLC, (0.23%, dated 10/25/12, due 11/1/12; proceeds $250,011; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.50% - 5.65% due 9/1/27 - 10/1/42; Federal National Mortgage Association 2.24% - 6.00% due 7/1/27 - 10/1/42; Government National Mortgage Association 2.50% - 5.00% due 10/20/27 - 7/20/42; valued at $257,524)	250,000	250,000
	Face Amount (000)	Value (000)
RBC Capital Markets LLC, (0.25%, dated 10/30/12, due 11/5/12; proceeds $250,010; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 3.00% - 3.50% due 9/1/26 - 10/1/42; Federal National Mortgage Association 2.10% - 4.00% due 10/1/32 - 11/1/42; Government National Mortgage Association 2.00% - 4.00% due 2/20/41 - 9/20/42; valued at $257,500)	$250,000	$250,000
RBC Capital Markets LLC, (0.29%, dated 10/31/12, due 11/1/12; proceeds $200,002; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 3.00% - 4.50% due 4/1/27 - 10/1/42; Federal National Mortgage Association 2.50% - 4.00% due 10/1/27 - 5/1/42; Government National Mortgage Association 2.00% due 10/20/42; valued at $206,000)	200,000	200,000
RBS Securities, Inc., (0.35%, dated 10/31/12, due 11/1/12; proceeds $180,002; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 2.03% - 6.46% due 6/1/33 - 12/1/47; valued at $185,404)	180,000	180,000
Societe Generale, (0.17%, dated 10/31/12, due 11/1/12; proceeds $500,002; fully collateralized by U.S. Government Obligations; U.S. Treasury Bill Zero Coupon due 2/28/13; U.S. Treasury Notes 1.50% - 2.00% due 7/31/16 - 2/15/22; valued at $510,000)	500,000	500,000
Societe Generale, (0.20%, dated 10/30/12, due 11/5/12; proceeds $50,002; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 1.38% due 1/15/13; valued at $51,000)	50,000	50,000
Societe Generale, (0.21%, dated 10/26/12, due 11/2/12; proceeds $300,012; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.26% - 4.00% due 5/1/35 - 4/1/42; Federal National Mortgage Association 0.63% - 5.50% due 10/1/22 - 10/1/42; valued at $309,465)	300,000	300,000
Societe Generale, (0.25%, dated 10/31/12, due 11/1/12; proceeds $125,001; fully collateralized by a U.S. Government Obligation; U.S. Treasury Bond 3.38% due 4/15/32; valued at $127,500)	125,000	125,000
Societe Generale, (0.30%, dated 10/31/12, due 11/1/12; proceeds $125,001; fully collateralized by U.S. Government Agencies; Government National Mortgage Association 4.50% - 5.00% due 5/15/40 - 5/15/41; and U.S. Government Obligations; U.S. Treasury Bond 5.25% due 11/15/28; U.S. Treasury Note 2.25% due 1/31/15; valued at $128,548)	125,000	125,000
UBS Securities LLC, (0.25%, dated 10/31/12, due 11/1/12; proceeds $200,001; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 4.00% due 2/15/14; valued at $204,000)	200,000	200,000

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Wells Fargo Bank NA, (0.30%, dated 10/31/12, due 11/1/12; proceeds $100,001; fully collateralized by U.S. Government Agencies; Federal Farm Credit Bank 5.77% due 7/26/32; Federal Home Loan Bank 4.75% due 9/14/35; Federal Home Loan Mortgage Corporation Zero Coupon due 3/15/19; Federal National Mortgage Association Zero Coupon - 8.43% due 11/15/18 - 11/18/24; valued at $102,000)	$100,000	$100,000
Wells Fargo Securities LLC, (0.30%, dated 10/31/12, due 11/1/12; proceeds $110,001; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 3.50% - 4.00% due 1/1/42 - 10/1/42; valued at $113,300)	110,000	110,000
Wells Fargo Securities LLC, (0.30%, dated 10/31/12, due 11/1/12; proceeds $55,000; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 3.50% - 4.50% due 9/1/39 - 10/1/42; valued at $56,650)	55,000	55,000
Total Repurchase Agreements (Cost $9,209,000)		9,209,000
Total Investments (99.5%) (Cost $12,931,399)		12,931,399
Other Assets in Excess of Liabilities (0.5%)		69,311
Net Assets (100.0%)		$13,000,710

(a)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on October 31, 2012.

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Investment Overview (unaudited)

Government Securities Portfolio

The Government Securities Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing substantially all of its assets in U.S. Treasury obligations and certain U.S. government securities, the interest from which is generally exempt from state income taxation.

Performance

For the fiscal period ended October 31, 2012, the Portfolio's Institutional Share Class had a total return of 0.01%. For the seven-day period ended October 31, 2012, the Portfolio's Institutional Share Class provided an annualized current yield of 0.01% (subsidized) and -0.18% (non-subsidized), while its 30-day moving average annualized yield was 0.01% (subsidized) and -0.16% (non-subsidized). Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Overall economic growth in the U.S. remained lackluster during the 12 months ended October 31, 2012. Although fourth quarter 2011 gross domestic product (GDP) growth surged to 4.1 percent, much of this gain came from increased inventory build, and momentum was not carried forward into 2012. GDP growth subsequently slowed, averaging 1.65 percent in the first half of 2012 then picking up slightly to 2 percent in the third quarter 2012. The economy continued to face headwinds from the spillover effects of the European debt crisis and ongoing weakness in the U.S. housing and labor markets.

•  Growth in employment exhibited some volatility during the period. Job growth picked up momentum during the later part of 2011 and into early 2012, with monthly job gains averaging 164,000 during the fourth quarter of 2011 and 225,000 during the first quarter of 2012. However, much of this faster pace was attributed to the effects of an unusually warm winter, which "pulled" demand forward. As this effect ran its course and signs of a broader economic slowdown re-appeared, job growth once again slowed, with second quarter job gains falling to an average of only 66,000 per month. Average monthly job gains strengthened in the third quarter, averaging 174,000. The employment gains were broad-based and centered in private sector jobs in industries such as health care and education. While the unemployment rate gradually declined over much of the period, from 8.9 percent in October 2011 to 7.9 percent in October 2012, the rate itself still is elevated and is partly attributed to a shrinking workforce and a drop in the labor force participation rate.

•  To help address European bank funding concerns, the European Central Bank (ECB) lent €489.1 billion in December 2011 and €530 billion in February 2012 to banks in three-year loans against a wider-than-usual range of collateral. The combination of these two stimulus actions by the ECB lessened rollover risk as banks pre-funded their upcoming maturity schedules. Economic expectations for the eurozone have deteriorated, however, given planned fiscal austerity measures and deleveraging by European banks. With peripheral bond markets becoming stressed once again in the spring of 2012, the market again focused on the ECB and its ability and willingness to restore order. At the August ECB meeting, the central bank laid out a plan that would include intervention in the bond markets to purchase the short-dated government bonds of member countries that asked for assistance, and that signed a memorandum of understanding regarding the conditions for that assistance. The market took comfort in this potential intervention of central bank purchases of sovereign debt.

•  After the Federal Open Market Committee (FOMC) meeting in September 2011, the Federal Reserve (Fed) announced to undertake a $400 billion "twist" of its balance sheet holdings. The Fed sold $400 billion of Treasury securities with maturities of three years and under, while it bought a like amount of Treasuries with maturities of between six and 30 years, with the intent to keep longer-term borrowing costs low. The original completion date was intended to be June 2012. In addition, to help the mortgage market, the Fed reinvested principal pay downs from agency debt and agency mortgage-backed securities (MBS) into agency MBS (previously these principal pay downs were reinvested into Treasuries).

2012 Annual Report

October 31, 2012

Investment Overview (unaudited) (cont'd)

Government Securities Portfolio

•  At the completion of its initial twist policy, the FOMC decided to extend twist until the end of 2012 against a backdrop of sluggish growth, high unemployment, and a benign inflation outlook. With the release of very dovish minutes from the July 31 to August 1 FOMC meeting, the market focused on the growing likelihood of additional monetary accommodation in the near term. After its September 2012 meeting, the FOMC announced an aggressive policy response with an open-ended quantitative easing (QE3) program focused on $40 billion per month in mortgage-backed securities purchases. The Fed also announced that purchase amounts could increase if the labor market does not improve "substantially" and that they were "concerned that without further policy accommodation, economic growth might not be strong enough to generate sustained improvement in the labor market". With inflation subdued, the Fed concentrated on the other side of its dual mandate, by trying to alleviate slow employment growth and elevated levels of unemployment. They extended their pledge of keeping the federal funds target rate at exceptionally low levels until at least mid-2015.

Management Strategies

•  As of October 31, 2012, the Portfolio had net assets of approximately $244.6 million. The Portfolio's WAM and WAL were 25 days and 27 days, respectively.

•  We continued to remain cautious in our investment approach, focusing on securities with high liquidity and short durations.

•  We continued to hold the majority of the Portfolio in agency obligations, along with a portion in U.S. treasury obligations. Yields on short-term investments remained very low, which resulted in limited yield opportunities in our investment universe. As a result, we continued to maintain a short maturity profile.

Portfolio Composition

Classification	Percentage of Total Investments
U.S. Agency Securities	88.4%
U.S. Treasury Securities	11.6
Total Investments	100.0%

2012 Annual Report

October 31, 2012

Portfolio of Investments

Government Securities Portfolio

	Face Amount (000)	Value (000)
U.S. Agency Securities (87.9%)
Federal Farm Credit Bank,
0.18%, 11/1/12	$1,500	$1,500
0.21%, 11/27/12 (a)	10,000	10,000
0.35%, 12/3/12	2,825	2,825
1.88%, 12/7/12	7,293	7,305
Federal Home Loan Bank,
0.05%, 11/1/12 (b)	41,900	41,900
0.12%, 11/2/12 - 11/21/12 (b)	30,265	30,265
0.13%, 11/23/12 - 11/30/12 (b)	29,950	29,948
0.14%, 11/8/12 - 1/25/13 (b)	31,377	31,376
0.15%, 11/19/12 - 2/20/13 (b)	11,100	11,098
0.15%, 3/14/13	1,000	1,000
0.16%, 11/1/12 (a)	1,000	1,000
0.16%, 3/1/13 (b)	3,000	2,998
0.17%, 4/17/13 (b)	1,000	999
0.18%, 11/14/12 - 12/27/12	18,400	18,400
0.20%, 11/21/12	5,000	5,000
0.25%, 11/1/12 (a)	1,400	1,399
0.38%, 1/29/13	3,000	3,002
1.63%, 11/21/12	12,085	12,095
1.75%, 12/14/12	2,885	2,890
Total U.S. Agency Securities (Cost $215,000)		215,000
U.S. Treasury Securities (11.5%)
U.S. Treasury Bill,
0.13%, 11/23/12 (c)	5,000	4,999
U.S. Treasury Notes,
0.63%, 1/31/13	5,000	5,006
3.38%, 11/30/12	5,000	5,013
3.88%, 2/15/13	5,000	5,054
4.00%, 11/15/12	8,000	8,012
Total U.S. Treasury Securities (Cost $28,084)		28,084
Total Investments (99.4%) (Cost $243,084)		243,084
Other Assets in Excess of Liabilities (0.6%)		1,488
Net Assets (100.0%)		$244,572

(a)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on October 31, 2012.

(b)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

(c)  Rate shown is the yield to maturity at October 31, 2012.

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Investment Overview (unaudited)

Treasury Portfolio

The Treasury Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in U.S. Treasury obligations, which are backed by the full faith and credit of the U.S. government, and repurchase agreements collateralized by such securities.

Performance

For the fiscal period ended October 31, 2012, the Portfolio's Institutional Share Class had a total return of 0.02%. For the seven-day period ended October 31, 2012, the Portfolio's Institutional Share Class provided an annualized current yield of 0.03% (subsidized) and -0.05% (non-subsidized), while its 30-day moving average annualized yield was 0.03% (subsidized) and -0.06% (non-subsidized). Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Overall economic growth in the U.S. remained lackluster during the 12 months ended October 31, 2012. Although fourth quarter 2011 gross domestic product (GDP) growth surged to 4.1 percent, much of this gain came from increased inventory build, and momentum was not carried forward into 2012. GDP growth subsequently slowed, averaging 1.65 percent in the first half of 2012 then picking up slightly to 2 percent in the third quarter 2012. The economy continued to face headwinds from the spillover effects of the European debt crisis and ongoing weakness in the U.S. housing and labor markets.

•  Growth in employment exhibited some volatility during the period. Job growth picked up momentum during the later part of 2011 and into early 2012, with monthly job gains averaging 164,000 during the fourth quarter of 2011 and 225,000 during the first quarter of 2012. However, much of this faster pace was attributed to the effects of an unusually warm winter, which "pulled" demand forward. As this effect ran its course and signs of a broader economic slowdown re-appeared, job growth once again slowed, with second quarter job gains falling to an average of only 66,000 per month. Average monthly job gains strengthened in the third quarter, averaging 174,000. The employment gains were broad-based and centered in private sector jobs in industries such as health care and education. While the unemployment rate gradually declined over much of the period, from 8.9 percent in October 2011 to 7.9 percent in October 2012, the rate itself still is elevated and is partly attributed to a shrinking workforce and a drop in the labor force participation rate.

•  To help address European bank funding concerns, the European Central Bank (ECB) lent €489.1 billion in December 2011 and €530 billion in February 2012 to banks in three-year loans against a wider-than-usual range of collateral. The combination of these two stimulus actions by the ECB lessened rollover risk as banks pre-funded their upcoming maturity schedules. Economic expectations for the eurozone have deteriorated, however, given planned fiscal austerity measures and deleveraging by European banks. With peripheral bond markets becoming stressed once again in the spring of 2012, the market again focused on the ECB and its ability and willingness to restore order. At the August ECB meeting, the central bank laid out a plan that would include intervention in the bond markets to purchase the short-dated government bonds of member countries that asked for assistance, and that signed a memorandum of understanding regarding the conditions for that assistance. The market took comfort in this potential intervention of central bank purchases of sovereign debt.

•  After the Federal Open Market Committee (FOMC) meeting in September 2011, the Federal Reserve (Fed) announced to undertake a $400 billion "twist" of its balance sheet holdings. The Fed sold $400 billion of Treasury securities with maturities of three years and under, while it bought a like amount of Treasuries with maturities of between six and 30 years, with the intent to keep longer-term borrowing costs low. The original completion date was intended to be June 2012. In addition, to help the mortgage market, the Fed reinvested principal pay downs from agency debt and agency mortgage-backed securities (MBS) into agency MBS (previously these principal pay downs were reinvested into Treasuries).

•  At the completion of its initial twist policy, the FOMC decided to extend twist until the end of 2012 against a backdrop of sluggish growth, high

2012 Annual Report

October 31, 2012

Investment Overview (unaudited) (cont'd)

Treasury Portfolio

unemployment, and a benign inflation outlook. With the release of very dovish minutes from the July 31 to August 1 FOMC meeting, the market focused on the growing likelihood of additional monetary accommodation in the near term. After its September 2012 meeting, the FOMC announced an aggressive policy response with an open-ended quantitative easing (QE3) program focused on $40 billion per month in mortgage-backed securities purchases. The Fed also announced that purchase amounts could increase if the labor market does not improve "substantially" and that they were "concerned that without further policy accommodation, economic growth might not be strong enough to generate sustained improvement in the labor market". With inflation subdued, the Fed concentrated on the other side of its dual mandate, by trying to alleviate slow employment growth and elevated levels of unemployment. They extended their pledge of keeping the federal funds target rate at exceptionally low levels until at least mid-2015.

Management Strategies

•  As of October 31, 2012, the Portfolio had net assets of approximately $6.8 billion. The Portfolio's WAM and WAL were 20 days and 20 days, respectively.

•  We continued to remain cautious in our investment approach, and held a large portion of the Portfolio in overnight repurchase agreements collateralized by U.S. treasuries.

•  The remainder of the Portfolio was invested in direct U.S. treasury obligations maturing in several months along with a limited amount in term repurchase agreements.

•  Given the low-rate environment and the limited opportunity to add incremental yield, we continued to maintain a short maturity profile.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	79.6%
U.S. Treasury Securities	20.4
Total Investments	100.0%

2012 Annual Report

October 31, 2012

Portfolio of Investments

Treasury Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Securities (20.4%)
U.S. Treasury Bills,
0.14%, 3/28/13 (a)	$150,000	$149,914
0.15%, 4/18/13 - 4/25/13 (a)	160,000	159,885
U.S. Treasury Notes,
0.50%, 11/30/12	153,000	153,045
0.63%, 12/31/12 - 2/28/13	295,000	295,324
1.13%, 12/15/12	150,000	150,175
1.38%, 11/15/12	211,000	211,100
1.75%, 4/15/13	80,000	80,576
2.75%, 2/28/13	70,000	70,597
3.38%, 11/30/12	30,000	30,077
3.88%, 2/15/13	90,000	90,968
Total U.S. Treasury Securities (Cost $1,391,661)		1,391,661
Repurchase Agreements (79.5%)
ABN Amro Securities LLC, (0.25%, dated 10/31/12, due 11/1/12; proceeds $170,001; fully collateralized by U.S. Government Obligations; U.S. Treasury Notes 0.13% - 3.13% due 7/15/14 - 5/15/21; valued at $173,400)	170,000	170,000
Bank of Montreal, (0.10%, dated 10/31/12, due 11/1/12; proceeds $80,000; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 4.00% due 2/15/14; valued at $81,600)	80,000	80,000
Bank of Nova Scotia, (0.15%, dated 3/23/12, due 3/18/13; proceeds $250,375; fully collateralized by U.S. Government Obligations; U.S. Treasury Bills Zero Coupon due 11/8/12 - 2/28/13; U.S. Treasury Bonds 3.00% - 6.75% due 8/15/23 - 5/15/42; U.S. Treasury Notes 0.13% - 4.25% due 11/15/12 - 2/15/41; valued at $255,000) (Demand 11/7/12)	250,000	250,000
Bank of Nova Scotia, (0.18%, dated 9/20/12, due 9/13/13; proceeds $250,448; fully collateralized by U.S. Government Obligations; U.S. Treasury Bills Zero Coupon due 1/10/13 - 8/22/13; U.S. Treasury Bonds 3.00% - 7.63% due 11/15/22 - 5/15/42; U.S. Treasury Notes 0.13% - 4.50% due 12/31/12 - 8/15/21; valued at $255,000) (Demand 11/7/12)	250,000	250,000
Bank of Nova Scotia, (0.25%, dated 10/31/12, due 11/1/12; proceeds $45,000; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 1.88% due 6/30/15; valued at $45,900)	45,000	45,000
Barclays Capital, Inc., (0.18%, dated 10/30/12, due 11/5/12; proceeds $100,003; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.25% due 1/15/15; valued at $102,000)	100,000	100,000
Barclays Capital, Inc., (0.30%, dated 10/31/12, due 11/1/12; proceeds $117,731; fully collateralized by U.S. Government Obligations; U.S. Treasury Bond 8.13% due 5/15/21; U.S. Treasury Note 0.25% due 11/30/13; valued at $120,085)	117,730	117,730
	Face Amount (000)	Value (000)
Barclays Capital, Inc., (0.30%, dated 10/31/12, due 11/1/12; proceeds $170,001; fully collateralized by U.S. Government Obligations; U.S. Treasury Bonds 6.13% - 8.13% due 5/15/21 - 11/15/27; valued at $173,400)	$170,000	$170,000
BNP Paribas Securities Corp., (0.20%, dated 10/10/12, due 11/9/12; proceeds $75,013; fully collateralized by U.S. Government Obligations; U.S. Treasury Strips Zero Coupon - 4.00% due 11/15/12 - 8/15/42; valued at $76,500)	75,000	75,000
BNP Paribas Securities Corp., (0.20%, dated 10/29/12, due 11/5/12; proceeds $150,006; fully collateralized by U.S. Government Obligations; U.S. Treasury Notes 1.63% - 2.50% due 1/15/15 - 7/15/19; U.S. Treasury Strips Zero Coupon due 11/15/25 - 5/15/40; valued at $153,000)	150,000	150,000
BNP Paribas Securities Corp., (0.20%, dated 10/3/12, due 11/2/12; proceeds $200,033; fully collateralized by U.S. Government Obligations; U.S. Treasury Notes 1.38% - 2.50% due 7/15/16 - 1/15/20; U.S. Treasury Strips Zero Coupon due 8/15/17 - 2/15/31; valued at $204,000)	200,000	200,000
BNP Paribas Securities Corp., (0.25%, dated 10/31/12, due 11/1/12; proceeds $100,001; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.25% due 3/31/14; valued at $102,000)	100,000	100,000
Credit Agricole CIB, (0.25%, dated 10/31/12, due 11/1/12; proceeds $280,002; fully collateralized by U.S. Government Obligations; U.S. Treasury Notes 0.50% - 1.25% due 7/31/17 - 7/15/20; valued at $285,600)	280,000	280,000
Credit Suisse Securities USA, (0.18%, dated 10/26/12, due 11/2/12; proceeds $200,007; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.25% due 10/31/14; valued at $204,004)	200,000	200,000
Credit Suisse Securities USA, (0.20%, dated 10/31/12, due 11/1/12; proceeds $550,003; fully collateralized by a U.S. Government Obligation; U.S. Treasury Notes 1.00% - 1.75% due 1/31/14 - 8/31/19; valued at $561,003)	550,000	550,000
Deutsche Bank Securities Inc., (0.18%, dated 10/26/12, due 11/2/12; proceeds $200,007; fully collateralized by U.S. Government Obligations; U.S. Treasury Bond 4.25% due 11/15/40; U.S. Treasury Notes 1.50% - 2.25% due 12/31/13 - 7/31/18; valued at $204,000)	200,000	200,000
Deutsche Bank Securities Inc., (0.20%, dated 10/26/12, due 11/15/12; proceeds $150,017; fully collateralized by U.S. Government Obligations; U.S. Treasury Bond 6.00% due 2/15/26; U.S. Treasury Note 1.00% due 6/30/19; U.S. Treasury Strips Zero Coupon - 4.25% due 11/15/12 - 8/15/42; valued at $153,000)	150,000	150,000

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Portfolio of Investments (cont'd)

Treasury Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Deutsche Bank Securities Inc., (0.20%, dated 10/31/12, due 11/7/12; proceeds $180,007; fully collateralized by U.S. Government Obligations; U.S. Treasury Notes 0.25% - 0.38% due 10/31/14 - 6/15/15; valued at $183,600)	$180,000	$180,000
Deutsche Bank Securities Inc., (0.28%, dated 10/31/12, due 11/1/12; proceeds $35,000; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.75% due 10/31/17; valued at $35,700)	35,000	35,000
Deutsche Bank Securities Inc., (0.28%, dated 10/31/12, due 11/1/12; proceeds $75,001; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.38% due 7/31/13; valued at $76,500)	75,000	75,000
HSBC Securities USA, Inc., (0.20%, dated 10/31/12, due 11/1/12; proceeds $100,001; fully collateralized by U.S. Government Obligations; U.S. Treasury Notes 1.25% - 1.88% due 3/15/14 - 8/31/17; valued at $102,001)	100,000	100,000
HSBC Securities USA, Inc., (0.26%, dated 10/31/12, due 11/1/12; proceeds $100,001; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 1.00% due 8/31/16; valued at $102,003)	100,000	100,000
RBS Securities, Inc., (0.26%, dated 10/31/12, due 11/1/12; proceeds $400,003; fully collateralized by U.S. Government Obligation; U.S. Treasury Notes 0.63% - 4.25% due 11/15/13 - 8/31/17; valued at $408,002)	400,000	400,000
Societe Generale, (0.20%, dated 10/25/12, due 11/1/12; proceeds $175,007; fully collateralized by U.S. Government Obligations; U.S. Treasury Notes 0.13% - 2.88% due 1/31/15 - 7/15/21; valued at $178,500)	175,000	175,000
Societe Generale, (0.20%, dated 10/30/12, due 11/5/12; proceeds $350,012; fully collateralized by U.S. Government Obligations; U.S. Treasury Notes 0.13% - 2.00% due 1/15/16 - 8/15/22; valued at $357,000)	350,000	350,000
Societe Generale, (0.25%, dated 10/31/12, due 11/1/12; proceeds $125,001; fully collateralized by U.S. Government Obligations; U.S. Treasury Notes 1.50% - 3.38% due 12/31/13 - 4/15/32; valued at $127,500)	125,000	125,000
Societe Generale, (0.25%, dated 10/31/12, due 11/1/12; proceeds $400,003; fully collateralized by U.S. Government Obligations; U.S. Treasury Notes 1.50% - 3.38% due 7/31/16 - 4/15/32; valued at $408,000)	400,000	400,000
UBS Securities LLC, (0.22%, dated 10/31/12, due 11/7/12; proceeds $200,009; fully collateralized by U.S. Government Obligations; U.S. Treasury Notes 2.50% - 4.00% due 2/15/14 - 4/30/15; valued at $204,000)	200,000	200,000
UBS Securities LLC, (0.30%, dated 10/31/12, due 11/2/12; proceeds $50,001; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 2.38% due 9/30/14; valued at $51,000)	50,000	50,000
	Face Amount (000)	Value (000)
Wells Fargo Securities LLC, (0.28%, dated 10/31/12, due 11/1/12; proceeds $150,001; fully collateralized by U.S. Government Obligations; U.S. Treasury Bills Zero Coupon due 12/6/12 - 4/4/13; U.S. Treasury Notes 1.00% - 4.25% due 7/31/14 - 6/30/19; valued at $153,000)	$150,000	$150,000
Total Repurchase Agreements (Cost $5,427,730)		5,427,730
Total Investments (99.9%) (Cost $6,819,391)		6,819,391
Other Assets in Excess of Liabilities (0.1%)		5,992
Net Assets (100.0%)		$6,825,383

(a)  Rate shown is the yield to maturity at October 31, 2012.

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Investment Overview (unaudited)

Treasury Securities Portfolio

The Treasury Securities Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in U.S. Treasury obligations. Such obligations are backed by the full faith and credit of the U.S. government.

Performance

For the fiscal year ended October 31, 2012, the Portfolio's Institutional Share Class had a total return of 0.01%. For the seven-day period ended October 31, 2012, the Portfolio's Institutional Share Class provided an annualized current yield of 0.01% (subsidized) and -0.10% (non-subsidized), while its 30-day moving average annualized yield was 0.01% (subsidized) and -0.12% (non-subsidized). Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Overall economic growth in the U.S. remained lackluster during the 12 months ended October 31, 2012. Although fourth quarter 2011 gross domestic product (GDP) growth surged to 4.1 percent, much of this gain came from increased inventory build, and momentum was not carried forward into 2012. GDP growth subsequently slowed, averaging 1.65 percent in the first half of 2012 then picking up slightly to 2 percent in the third quarter 2012. The economy continued to face headwinds from the spillover effects of the European debt crisis and ongoing weakness in the U.S. housing and labor markets.

•  Growth in employment exhibited some volatility during the period. Job growth picked up momentum during the later part of 2011 and into early 2012, with monthly job gains averaging 164,000 during the fourth quarter of 2011 and 225,000 during the first quarter of 2012. However, much of this faster pace was attributed to the effects of an unusually warm winter, which "pulled" demand forward. As this effect ran its course and signs of a broader economic slowdown re-appeared, job growth once again slowed, with second quarter job gains falling to an average of only 66,000 per month. Average monthly job gains strengthened in the third quarter, averaging 174,000. The employment gains were broad-based and centered in private sector jobs in industries such as health care and education. While the unemployment rate gradually declined over the much of the period, from 8.9 percent in October 2011 to 7.9 percent in October 2012, the rate itself still is elevated and is partly attributed to a shrinking workforce and a drop in the labor force participation rate.

•  To help address European bank funding concerns, the European Central Bank (ECB) lent €489.1 billion in December 2011 and €530 billion in February 2012 to banks in three-year loans against a wider-than-usual range of collateral. The combination of these two stimulus actions by the ECB lessened rollover risk as banks pre-funded their upcoming maturity schedules. Economic expectations for the eurozone have deteriorated, however, given planned fiscal austerity measures and deleveraging by European banks. With peripheral bond markets becoming stressed once again in the spring of 2012, the market again focused on the ECB and its ability and willingness to restore order. At the August ECB meeting, the central bank laid out a plan that would include intervention in the bond markets to purchase the short-dated government bonds of member countries that asked for assistance, and that signed a memorandum of understanding regarding the conditions for that assistance. The market took comfort in this potential intervention of central bank purchases of sovereign debt.

•  After the Federal Open Market Committee (FOMC) meeting in September 2011, the Federal Reserve (Fed) announced to undertake a $400 billion "twist" of its balance sheet holdings. The Fed sold $400 billion of Treasury securities with maturities of three years and under, while it bought a like amount of Treasuries with maturities of between six and 30 years, with the intent to keep longer-term borrowing costs low. The original completion date was intended to be June 2012. In addition, to help the mortgage market, the Fed reinvested principal pay downs from agency debt and agency mortgage-backed securities (MBS) into agency MBS (previously these principal pay downs were reinvested into Treasuries).

2012 Annual Report

October 31, 2012

Investment Overview (unaudited) (cont'd)

Treasury Securities Portfolio

•  At the completion of its initial twist policy, the FOMC decided to extend twist until the end of 2012 against a backdrop of sluggish growth, high unemployment, and a benign inflation outlook. With the release of very dovish minutes from the July 31 to August 1 FOMC meeting, the market focused on the growing likelihood of additional monetary accommodation in the near term. After its September 2012 meeting, the FOMC announced an aggressive policy response with an open-ended quantitative easing (QE3) program focused on $40 billion per month in mortgage-backed securities purchases. The Fed also announced that purchase amounts could increase if the labor market does not improve "substantially" and that they were "concerned that without further policy accommodation, economic growth might not be strong enough to generate sustained improvement in the labor market". With inflation subdued, the Fed concentrated on the other side of its dual mandate, by trying to alleviate slow employment growth and elevated levels of unemployment. They extended their pledge of keeping the federal funds target rate at exceptionally low levels until at least mid-2015.

Management Strategies

•  As of October 31, 2012, the Portfolio had net assets of approximately $3.2 billion. The Portfolio's WAM and WAL were 27 days and 27 days, respectively.

•  We continued to remain cautious in our investment approach, focusing on high liquidity and short durations.

•  The Portfolio is 100 percent invested in U.S. treasury obligations. Given the high demand by investors for these investments, the yields of U.S. treasuries remained very low, providing limited opportunities for incremental yield. As a result, we continued to maintain a short maturity profile.

Portfolio Composition

Classification	Percentage of Total Investments
U.S. Treasury Securities	100.0%
Total Investments	100.0%

2012 Annual Report

October 31, 2012

Portfolio of Investments

Treasury Securities Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Securities (106.6%)
U.S. Treasury Bills,
0.05%, 11/8/12 (a)	$100,000	$99,999
0.08%, 11/1/12 - 11/23/12 (a)	382,200	382,188
0.09%, 11/1/12 (a)	245,500	245,500
0.10%, 11/1/12 - 1/24/13 (a)	439,000	438,982
0.11%, 11/23/12 - 1/17/13 (a)	150,000	149,983
0.12%, 11/8/12 - 11/23/12 (a)	389,500	389,489
0.13%, 11/15/12 - 11/29/12 (a)	1,300,000	1,299,894
0.14%, 3/28/13 (a)	75,000	74,957
0.15%, 4/18/13 - 4/25/13 (a)	40,000	39,971
U.S. Treasury Notes,
0.50%, 11/30/12	25,000	25,008
0.63%, 12/31/12 - 2/28/13	45,000	45,051
1.38%, 1/15/13	75,000	75,193
2.50%, 3/31/13	39,000	39,378
3.38%, 11/30/12	50,000	50,129
3.88%, 2/15/13	10,000	10,107
4.00%, 11/15/12	25,000	25,037
Total Investments (106.6%) (Cost $3,390,866)		3,390,866
Liabilities in Excess of Other Assets (-6.6%)		(210,326)
Net Assets (100.0%)		$3,180,540

(a)  Rate shown is the yield to maturity at October 31, 2012.

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Investment Overview (unaudited)

Tax-Exempt Portfolio

The Tax-Exempt Portfolio seeks to maximize current income exempt from federal income tax to the extent consistent with preservation of capital and maintenance of liquidity. The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing at least 80% of its assets in high quality short-term municipal obligations, the interest of which is exempt from federal income taxes and is not subject to the federal alternative minimum tax. The Portfolio may invest up to 20% of its assets in taxable money market securities or in municipal obligations that pay interest income that may be subject to the alternative minimum tax. However, it is currently intended that the Portfolio will be managed so that income generated by the Portfolio will not be subject to the alternative minimum tax.

Performance

For the fiscal year ended October 31, 2012, the Portfolio's Institutional Share Class had a total return of 0.02%. For the seven-day period ended October 31, 2012, the Portfolio's Institutional Share Class provided an annualized current yield of 0.04% (subsidized) and -0.08% (non-subsidized), while its 30-day moving average annualized yield was 0.03% (subsidized) and -0.09% (non-subsidized). Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Municipal credit quality has continued to improve as most states and many local governments have recovered slowly from the recession. State tax collections grew for the tenth consecutive quarter in April-June 2012. Overall, state tax revenues increased by 3.2 percent from the same quarter of the previous year, according to data collected by the Rockefeller Institute and the Census Bureau.

•  June 30, 2012 marked the end of most state and local governments' fiscal years. Almost all state and local governments are required by their constitutions or charters to pass balanced budgets. While it may be difficult politically, simply practicing fiscal austerity should be enough for states to overcome near term fiscal challenges. In our view, raising taxes and cutting services should prove to be enough to address these challenges, budgets will likely be passed, and state finances will likely improve as the economy continues to recover.

•  While revenues are generally projected to grow in fiscal 2013, state and local budgets will remain challenged. States' options to remedy budget gaps in fiscal 2014 will reflect measures already taken; states that have already implemented steep spending cuts will have a more difficult time making additional reductions, while states that enacted revenue increases to close previous gaps may not have the political or public support to adjust revenues upward again.

•  Issuance of Variable Rate Demand Obligations (VRDOs), which represent the majority of short-term tax-exempt instruments, decreased in the third quarter of 2012. According to Thomson Reuters, $3.1 billion were issued during the quarter, a decline of 16.9 percent and 9.1 percent, respectively, from the second quarter of 2012 ($3.8 billion) and the third quarter of 2011 ($3.4 billion). A number of these were direct purchase transactions. On net, VRDO outstandings continue to decline, ending the third quarter at $273.8 billion, a decline of 4.6 percent from the prior quarter ($286.9 billion).

Management Strategies

•  In light of continuing market disruptions and investors' concerns about credit ratings assigned to many of the largest global financial institutions, it is clearly a time for careful diligence and diversification of investment portfolios. In the current uncertain market environment, our emphasis has been on maintaining high levels of liquidity and managing exposure to institutions under stress.

•  Recent economic data has been sending mixed signals and many investors are likely to continue to tread cautiously. Barring any unexpected shocks to the market, we believe rates are likely to remain low into 2013. During this period of continuing uncertainty, we will maintain a watchful eye on state and local economies.

•  As of the end of the period, the Portfolio had net assets of approximately $1.3 billion and a weighted average maturity (WAM) of 24 days. Roughly, 89% of the Portfolio was invested in VRDOs, 9% in tax-exempt commercial paper and 2% in fixed-rate municipal notes.

2012 Annual Report

October 31, 2012

Investment Overview (unaudited) (cont'd)

Tax Exempt Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Weekly Variable Rate Bonds	67.7%
Daily Variable Rate Bonds	14.0
Commercial Paper	9.3
Put Option Bonds	6.7
Other*	2.3
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2012 Annual Report

October 31, 2012

Portfolio of Investments

Tax-Exempt Portfolio

	Face Amount (000)	Value (000)
Tax-Exempt Instruments (99.9%)
Commercial Paper (a) (9.3%)
Harris County Cultural Education Facilities Finance Corporation, TX, Methodist Hospital System Ser 2009 C-1 0.23%, 3/6/13 - 5/20/13	$25,000	$25,000
0.24%, 4/3/13	5,000	5,000
Methodist Hospital System Ser 2009 C-2 0.22%, 12/5/12	5,000	5,000
Houston, TX, Ser G-2 0.22%, 1/24/13	10,000	10,000
Ser H-2 0.22%, 1/17/13	10,000	10,000
Howard County, MD, Ser 2011 BANs 0.23%, 11/19/12	10,000	10,000
JEA, FL, Electric System Subser 2000 F-1 0.21%, 11/15/12	10,000	10,000
Montgomery County, MD, 2010 Ser A BANs 0.21%, 11/13/12	20,000	20,000
Nebraska Public Power District, Ser A Notes 0.23%, 11/2/12	5,000	5,000
North Texas Tollway Authority, TX, Ser 2009 D 0.22%, 12/6/12 - 12/13/12	5,000	5,000
0.23%, 1/10/13	2,000	2,000
San Antonio, TX, Electric & Gas Systems Ser B 0.19%, 12/10/12	10,000	10,000
		117,000
Daily Variable Rate Bonds (14.0%)
Chicago, IL, Refg Ser 2005 D-1 0.21%, 1/1/40	26,000	26,000
Refg Ser 2005 D-2 0.21%, 1/1/40	21,695	21,695
Harris County Health Facilities Development Corporation, TX, Methodist Hospital System Ser 2008 A-1 0.23%, 12/1/41	20,900	20,900
JP Morgan Chase & Co., CA, California Ser 2012-13 A-1 RANs PUTTERs Ser 4265 0.23%, 5/30/13 (b)	20,000	20,000
JP Morgan Chase & Co., TX, Texas Ser 2012 TRANs PUTTERs Ser 4262 0.23%, 8/30/13 (b)	20,000	20,000
Texas Ser 2012 TRANs PUTTERs Ser 4264 0.23%, 8/30/13 (b)	23,600	23,600
New York City Transitional Finance Authority, NY, Future Tax Fiscal 2010 Ser G Subser G5 0.21%, 5/1/34	22,200	22,200
New York City, NY, Fiscal 2008 Ser J Subser J-3 0.21%, 8/1/23	20,950	20,950
		175,345
	Face Amount (000)	Value (000)
Municipal Bonds & Notes (2.3%)
Antelope Valley Community College District, CA, Ser 2012-13 TRANs 2.00%, 10/15/13	$1,000	$1,015
California, Ser 2012-13 A-2 RANs 2.50%, 6/20/13	5,000	5,065
Golden Empire Schools Financing Authority, CA, Kern High School District Ser 2012 0.66%, 5/1/13	5,000	5,000
Kentucky Rural Water Finance Corporation, Public Projects Construction Notes Ser D-2011-1 1.25%, 11/1/12	3,500	3,500
Lincoln, NE, Lincoln Electric System Ser 2012 3.00%, 9/1/13	1,470	1,503
Los Angeles County Schools Pooled Financing Program, CA, Pooled 2011-2012 Ser B-2 TRANs 2.00%, 12/31/12	5,000	5,014
Pooled 2011-2012 Ser B-3 TRANs 2.00%, 1/31/13	3,200	3,212
Lucas County, OH, Ser 2012 BANs 1.00%, 7/18/13	550	552
Minnesota Rural Water Finance Authority, Public Projects Construction Notes Ser 2012 1.25%, 3/1/13	1,000	1,003
Montgomery County, MD, 2006 Ser A 5.00%, 5/1/13	500	512
North Dakota Rural Water Finance Corporation, Public Projects Construction Notes Ser 2012 B-1 0.37%, 7/1/13	1,000	1,000
Texas Transportation Commission, Mobility Fund Ser 2006 5.00%, 4/1/13	500	510
State Highway Fund First Tier Ser 2006 A 5.00%, 4/1/13	500	510
		28,396
Put Option Bonds (c) (6.7%)
Illinois Finance Authority, Advocate Health Care Window Ser 2011 B 0.33%, 4/1/51	1,400	1,400
Kentucky Economic Development Finance Authority, Catholic Health Initiatives Window Ser 2011 B-1 0.31%, 2/1/46	1,000	1,000
Catholic Health Initiatives Window Ser 2011 B-3 0.31%, 2/1/46	1,300	1,300
Massachusetts Bay Transportation Authority, Senior Sales Tax Window Ser 2010 A 0.30%, 7/1/30	4,500	4,500
Michigan Hospital Finance Authority, Ascension Health Senior Credit Group Window Ser 2010 F-8 0.30%, 11/15/49	10,000	10,000

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Portfolio of Investments (cont'd)

Tax-Exempt Portfolio

	Face Amount (000)	Value (000)
Put Option Bonds (c) (cont'd)
New Jersey, Ser Fiscal 2013 A TRANs 0.46%, 6/27/13	$10,000	$10,000
Ser Fiscal 2013 B TRANs 0.46%, 6/27/13	15,000	15,000
New York Liberty Development Corporation, NY, Recovery Zone 3 World Trade Center Ser 2011 A 0.25%, 12/1/49	5,000	5,000
Norfolk Economic Development Authority, VA, Sentara Healthcare Window Ser 2010 B 0.33%, 11/1/34	3,000	3,000
Sentara Healthcare Window Ser 2010 C 0.33%, 11/1/34	3,000	3,000
Sentara Healthcare Window Ser 2012 A 0.29%, 11/1/34	10,000	10,000
Orlando Utilities Commission, FL, Utility System Window Ser 2011 A 0.32%, 10/1/27	5,000	5,000
University of Massachusetts Building Authority, Commonwealth Guaranteed Window Senior Ser 2011-2 0.30%, 11/1/34	15,535	15,535
		84,735
Weekly Variable Rate Bonds (67.6%)
Barclays Capital Municipal Trust Receipts, AZ, Salt River Project Agricultural Improvement & Power District Electric System Ser 2008 A Floater-TRs Ser 21W 0.23%, 1/1/38 (b)	5,000	5,000
Barclays Capital Municipal Trust Receipts, MA, Massachusetts School Building Authority Senior Dedicated Sales Tax Ser 2011 B Floater-TRs Ser 30BX 0.21%, 10/15/41 (b)	10,000	10,000
Barclays Capital Municipal Trust Receipts, NC, Charlotte Water & Sewer System Ser 2009 B Floater-TRs Ser 43W 0.23%, 7/1/38 (b)	7,000	7,000
BB&T Municipal Trust, AZ, Salt River Project Agricultural Improvement & Power District Ser 2008 A Floater Certificates Ser 9 0.19%, 1/1/16 (b)	9,925	9,925
BB&T Municipal Trust, FL, Tampa Bay Water Ser 2008 Floater Certificates Ser 36 0.21%, 4/1/16 (b)	15,570	15,570
California Health Facilities Financing Authority, Kaiser Permanente Ser 2006 C 0.20%, 6/1/41	20,000	20,000
Capital Beltway Funding Corporation of Virginia, Senior Lien Toll I-495 Hot Lanes Ser 2008 C 0.17%, 12/31/47	23,800	23,800
Senior Lien Toll I-495 Hot Lanes Ser 2008 D 0.17%, 12/31/47	21,000	21,000
Central Plains Energy Project, NE, Gas Project No. 2 Ser 2009 0.21%, 8/1/39	26,870	26,870
	Face Amount (000)	Value (000)
Charlotte, NC, Water & Sewer System Ser 2002 C 0.19%, 7/1/27	$4,800	$4,800
Water & Sewer System Ser 2006 B 0.19%, 7/1/36	8,900	8,900
Colorado Springs, CO, Utilities System Sub Lien Ser 2005 A 0.23%, 11/1/35	24,160	24,160
Deutsche Bank SPEARS, IL, Illinois Finance Authority Swedish American Hospital Ser 2012 SPEARS Ser DBE-1116 0.28%, 11/15/39 (b)	11,700	11,700
Deutsche Bank Spears, NY, New York City Municipal Water Finance Authority Ser 2012 FF Spears Ser DBE-1079 0.24%, 6/15/45 (b)	20,000	20,000
New York City Municipal Water Finance Authority Ser 2012 FF Spears Ser DBE-1090X 0.24%, 6/15/45 (b)	2,980	2,980
Deutsche Bank Spears, TX, Houston Public Improvement Ser 2012 A Spears Ser DBE-1069 0.25%, 3/1/22 (b)	5,000	5,000
San Antonio Electric & Gas Ser 2012 Spears Ser DB-1077 0.25%, 2/1/25 (b)	8,335	8,335
Deutsche Bank Spears, VA, Fairfax County Economic Development Authority Transportation District Improvement Silver Line Phase I Project Ser 2011 Spears Ser DBE-1110 0.26%, 4/1/27 (b)	3,770	3,770
Eclipse Funding Trust, NY, New York State Dormitory Authority Personal Income Tax Ser 2012 B Solar Eclipse Ser 2012-0003 0.21%, 3/15/20 (b)	20,000	20,000
Gainesville, FL, Utilities System 2007 Ser A 0.20%, 10/1/36	25,890	25,890
Utilities System 2008 Ser B 0.18%, 10/1/38	22,335	22,335
Houston, TX, Combined Utility System First Lien Ser 2004 B2 0.18%, 5/15/34	33,200	33,200
Combined Utility System First Lien Ser 2004 B6 0.19%, 5/15/34	27,500	27,500
Illinois Toll Highway Authority, Toll Highway Senior Priority Ser 2007 A-1B 0.22%, 7/1/30	20,300	20,300
Toll Highway Senior Priority Ser 2007 A-2B 0.21%, 7/1/30	25,000	25,000

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Portfolio of Investments (cont'd)

Tax-Exempt Portfolio

	Face Amount (000)	Value (000)
Weekly Variable Rate Bonds (cont'd)
JEA, FL, District Energy System Ser 2004 A 0.20%, 10/1/34	$10,500	$10,500
Water & Sewer System Subser 2008 A-2 0.22%, 10/1/42	19,975	19,975
JP Morgan Chase & Co., IL, Illinois Finance Authority Advocate Health Care Ser 2010 A, B, C PUTTERs Ser 3628 0.22%, 4/1/17 (b)	16,005	16,005
JP Morgan Chase & Co., SC, Charleston Waterworks & Sewer Ser 2012 PUTTERs Ser 4236 0.25%, 1/1/20 (b)	8,815	8,815
King County, WA, Limited Tax Sewer Ser 2010 A 0.18%, 1/1/40	23,635	23,635
Long Island Power Authority, NY, Electric System Ser 2012 C 0.18%, 5/1/33	26,500	26,500
Main Street Natural Gas, Inc., GA, Gas Ser 2010 A 0.21%, 8/1/40	29,360	29,360
Massachusetts Water Resources Authority, Gen Ser 2008 A-3 0.19%, 8/1/37	23,000	23,000
Mobile Downtown Redevelopment Authority, AL, Gulf Opportunity Zone Austal USA LLC Ser 2011 A 0.22%, 5/1/41	10,000	10,000
Gulf Opportunity Zone Austal USA LLC Ser 2011 B 0.22%, 5/1/41	10,000	10,000
New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare Services Ser 2008 0.20%, 8/1/34	25,045	25,045
New Mexico Municipal Energy Acquisition Authority, Gas Supply Ser 2009 0.21%, 11/1/39	19,910	19,910
New York City Municipal Water Finance Authority, NY, 2000 Ser C 0.20%, 6/15/33	20,900	20,900
New York City Transitional Finance Authority, NY, Future Tax Fiscal 2010 Ser F Subser F-5 0.21%, 2/1/35	20,000	20,000
Oregon Facilities Authority, PeaceHealth Ser 2008 A 0.18%, 8/1/34	20,000	20,000
Orlando-Orange County Expressway Authority, FL, Ser 2008 B-1 0.20%, 7/1/40	25,000	25,000
Pinellas County Health Facilities Authority, FL, Baycare Health System Ser 2009 A-2 0.20%, 11/1/38	10,000	10,000
RBC Municipal Products Trust, Inc., CA, Contra Costa Transportation Authority Sales Tax Ser 2010 Floater Certificates Ser E-17 0.21%, 3/1/34 (b)	20,325	20,325
	Face Amount (000)	Value (000)
RBC Municipal Products Trust, Inc., PA, Pennsylvania State Turnpike Commission Ser 2011 C-1 Floater Certificates Ser E-22 0.21%, 12/1/38 (b)	$10,000	$10,000
Reading Hospital & Medical Center Ser 2012 D Floater Certificates Ser E-36 0.21%, 2/1/18 (b)	15,000	15,000
Riverton, UT, IHC Health Services, Inc. Deutsche Bank Spears Ser DB 1063X 0.25%, 8/15/41 (b)	13,700	13,700
Sevier County Public Building Authority, TN, Local Government Public Improvement Ser VI-A-1 0.21%, 6/1/29	20,070	20,070
Utah Water Finance Agency, Ser 2008 B 0.22%, 10/1/37	10,000	10,000
Ser 2008 B-2 0.22%, 10/1/35	12,105	12,105
Ser 2008 B-4 0.22%, 10/1/36	10,560	10,560
Wells Fargo Stage Trust, NE, Omaha Public Power District Ser 2012 B Stage Trust Ser 79C 0.22%, 2/1/46 (b)	4,735	4,735
Wells Fargo Stage Trust, UT, Riverton IHC Health Services, Inc. Ser 2012 A Stage Trust Ser 2012-33C 0.22%, 5/15/39 (b)	10,000	10,000
Williamstown, KY, Kentucky League of Cities Funding Trust 2008 Ser A 0.21%, 7/1/38	45	45
		848,220
Total Investments (99.9%) (Cost $1,253,696)		1,253,696
Other Assets in Excess of Liabilities (0.1%)		1,166
Net Assets (100.0%)		$1,254,862

(a)  The rates shown are the effective yields at the date of purchase.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on October 31, 2012.

BANs  Bond Anticipation Notes.

PUTTERS  Puttable Tax-Exempt Receipts.

RANs  Revenue Anticipation Notes.

TRANs  Tax and Revenue Anticipation Notes.

TRs  Trust Receipts.

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Portfolio of Investments (cont'd)

Tax-Exempt Portfolio

Summary of Tax-Exempt Instruments by State/Territory

State/Territory	Value (000)	Percent of Net Assets
Texas	$211,555	16.9%
New York	158,530	12.6
Florida	144,270	11.5
Illinois	122,100	9.7
California	79,631	6.4
Virginia	64,570	5.1
Utah	56,365	4.5
Massachusetts	53,035	4.2
New Mexico	44,955	3.6
Nebraska	38,108	3.0
Maryland	30,512	2.4
Georgia	29,360	2.3
New Jersey	25,000	2.0
Pennsylvania	25,000	2.0
Colorado	24,160	1.9
Washington	23,635	1.9
North Carolina	20,700	1.7
Tennessee	20,070	1.6
Alabama	20,000	1.6
Oregon	20,000	1.6
Arizona	14,925	1.2
Michigan	10,000	0.8
South Carolina	8,815	0.7
Kentucky	5,845	0.5
Minnesota	1,003	0.1
North Dakota	1,000	0.1
Ohio	552	— @
	$1,253,696	99.9%

@  Amount is less than 0.05%.

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Statements of Assets and Liabilities

	Money Market Portfolio (000)		Prime Portfolio (000)		Government Portfolio (000)		Government Securities Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$3,436,541		$20,943,457		$12,531,399		$243,084
Investments in Securities of Affiliated Issuers, at Cost	—		—		400,000		—
Total Investments in Securities, at Cost	3,436,541		20,943,457		12,931,399		243,084
Investments in Securities of Unaffiliated Issuers, at Value	3,436,541		20,943,457		12,531,399		243,084
Investments in Securities of Affiliated Issuers, at Value	—		—		400,000		—
Total Investments in Securities, at Value(1)	3,436,541		20,943,457		12,931,399		243,084
Cash	—		14,364		9,007		1,031
Interest Receivable	620		6,007		12,339		458
Receivable for Portfolio Shares Sold	304		141		—		—
Receivable for Investments Sold	—		—		50,000		—
Due from Adviser	—		—		—		4
Other Assets	99		400		225		31
Total Assets	3,437,564		20,964,369		13,002,970		244,608
Liabilities:
Bank Overdraft	64,584		—		—		—
Payable for Advisory Fees	286		2,036		1,128		—
Dividends Declared	194		1,537		316		—	@
Payable for Administration Fees	147		993		635		12
Payable for Portfolio Shares Redeemed	240		57		—		—
Payable for Custodian Fees	24		99		41		3
Payable for Professional Fees	12		22		20		8
Administration Plan Fees Payable — Institutional Select Class	1		20		—	@	—	@
Administration Plan Fees Payable — Investor Class	—	@	—	@	—	@	—
Administration Plan Fees Payable — Administrative Class	—	@	—	@	—	@	—
Service and Shareholder Administration Plan Fees Payable — Advisory Class	—	@	1		—		—
Distribution Plan and Shareholder Services Plan Fees Payable — Participant Class	—	@	—	@	—	@	—	@
Distribution Plan and Shareholder Services Plan Fees Payable — Cash Management Class	11		—	@	—	@	—
Other Liabilities	65		291		120		13
Total Liabilities	65,564		5,056		2,260		36
Net Assets	$3,372,000		$20,959,313		$13,000,710		$244,572
Net Assets Consist Of:
Paid-in-Capital	$3,372,038		$20,959,484		$13,000,724		$244,579
Undistributed Net Investment Income (Loss)	66		(171)		(14)		(2)
Accumulated Net Realized Gain (Loss)	(104)		—		—		(5)
Net Assets	$3,372,000		$20,959,313		$13,000,710		$244,572
(1) Including: Repurchase Agreements, at Value	$1,598,700		$10,734,550		$9,209,000		$—

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Statements of Assets and Liabilities (cont'd)

	Money Market Portfolio (000)	Prime Portfolio (000)	Government Portfolio (000)	Government Securities Portfolio (000)
INSTITUTIONAL CLASS:
Net Assets	$3,265,136	$20,442,537	$12,574,861	$230,332
Shares Outstanding $0.01 par value of beneficial interest (unlimited number of shares authorized) (not in 000's)	3,265,125,006	20,442,245,780	12,574,526,723	230,327,883
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00	$1.00
INSTITUTIONAL SELECT CLASS:
Net Assets	$25,102	$501,620	$172,582	$100
Shares Outstanding $0.01 par value of beneficial interest (unlimited number of shares authorized) (not in 000's)	25,102,503	501,617,785	172,581,151	100,000
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00	$1.00
INVESTOR CLASS:
Net Assets	$1,292	$609	$10,894	$100
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	1,291,706	609,283	10,886,791	100,000
Net Asset Value, Redemption Price Per Share	$1.00	$1.00	$1.00	$1.00
ADMINISTRATIVE CLASS:
Net Assets	$100	$70	$18,066	$100
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	100,000	70,000	18,064,730	100,000
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00	$1.00
ADVISORY CLASS:
Net Assets	$391	$11,215	$221,443	$100
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	390,990	11,214,073	221,440,490	100,000
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00	$1.00
PARTICIPANT CLASS:
Net Assets	$581	$1,769	$100	$100
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	580,611	1,769,063	100,000	100,000
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00	$1.00
CASH MANAGEMENT CLASS:
Net Assets	$79,398	$1,493	$2,764	$13,740
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	79,397,306	1,493,374	2,764,219	13,739,862
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00	$1.00

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Statements of Assets and Liabilities

	Treasury Portfolio (000)		Treasury Securities Portfolio (000)		Tax-Exempt Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$6,819,391		$3,390,866		$1,253,696
Total Investments in Securities, at Value(1)	6,819,391		3,390,866		1,253,696
Cash	2,120		37,118		2,838
Receivable for Portfolio Shares Sold	—		355,550		—
Interest Receivable	4,743		1,772		498
Other Assets	140		80		71
Total Assets	6,826,394		3,785,386		1,257,103
Liabilities:
Payable for Investments Purchased	—		599,940		2,000
Payable for Portfolio Shares Redeemed	50		4,689		—
Payable for Advisory Fees	453		51		120
Payable for Administration Fees	284		119		53
Dividends Declared	82		3		1
Payable for Custodian Fees	43		14		8
Payable for Professional Fees	18		17		2
Administration Plan Fees Payable — Institutional Select Class	—	@	—	@	—	@
Administration Plan Fees Payable — Investor Class	—	@	—		—	@
Administration Plan Fees Payable — Administrative Class	—	@	—		—	@
Service and Shareholder Administration Plan Fees Payable — Advisory Class	—	@	—		—	@
Distribution Plan and Shareholder Service Plan Fees Payable — Participant Class	—		—	@	—	@
Distribution Plan and Shareholder Service Plan Fees Payable — Cash Management Class	—	@	—	@	9
Other Liabilities	81		13		48
Total Liabilities	1,011		604,846		2,241
Net Assets	$6,825,383		$3,180,540		$1,254,862
Net Assets Consist Of:
Paid-in-Capital	$6,825,423		$3,180,538		$1,254,889
Undistributed Net Investment Income (Loss)	(40)		2		2
Accumulated Net Realized Gain (Loss)	—		—		(29)
Net Assets	$6,825,383		$3,180,540		$1,254,862
(1) Including: Repurchase Agreements, at Value	$5,427,730		$—		$—

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Statements of Assets and Liabilities (cont'd)

	Treasury Portfolio (000)	Treasury Securities Portfolio (000)	Tax-Exempt Portfolio (000)
INSTITUTIONAL CLASS:
Net Assets	$6,139,734	$3,010,813	$581,969
Shares Outstanding $0.01 par value of beneficial interest (unlimited number of shares authorized) (not in 000's)	6,139,665,284	3,010,797,737	581,865,966
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00
INSTITUTIONAL SELECT CLASS:
Net Assets	$42,567	$100	$100
Shares Outstanding $0.01 par value of beneficial interest (unlimited number of shares authorized) (not in 000's)	42,566,773	100,000	100,000
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00
INVESTOR CLASS:
Net Assets	$100	$183	$104
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	100,000	183,465	104,380
Net Asset Value, Redemption Price Per Share	$1.00	$1.00	$1.00
ADMINISTRATIVE CLASS:
Net Assets	$1,863	$100	$100
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	1,862,536	100,000	100,000
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00
ADVISORY CLASS:
Net Assets	$221,433	$100	$7,640
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	221,430,207	100,000	7,638,993
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00
PARTICIPANT CLASS:
Net Assets	$137	$100	$14,127
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	136,620	100,000	14,125,186
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00
CASH MANAGEMENT CLASS:
Net Assets	$419,549	$169,144	$650,822
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	419,545,258	169,143,842	650,749,850
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Statements of Operations

	Money Market Portfolio (000)		Prime Portfolio (000)		Government Portfolio (000)	Government Securities Portfolio (000)
Investment Income:
Interest	$9,042		$56,370		$18,528	$274
Interest from Securities of Affiliated Issuers (Note H)	—		32		633	—
Total Investment Income	9,042		56,402		19,161	274
Expenses:
Advisory Fees (Note B)	4,083		26,491		17,363	631
Administration Fees (Note C)	1,361		8,830		5,788	210
Custodian Fees (Note F)	117		511		362	24
Trustees' Fees and Expenses	76		446		243	13
Registration and Filing Fees	111		162		158	68
Professional Fees	60		74		69	55
Shareholder Reporting Fees	7		52		16	1
Pricing Fees	1		2		— @	— @
Administration Plan Fees — Institutional Select Class (Note D)	2		131		61	1
Administration Plan Fees — Investor Class (Note D)	28		3		17	4
Administration Plan Fees — Administrative Class (Note D)	—	@	—	@	28	— @
Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	—	@	43		430	— @
Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	9		20		1	1
Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	116		—	@	5	20
Other Expenses	67		337		263	39
Expenses Before Non Operating Expenses	6,038		37,102		24,804	1,067
Bank Overdraft Expense	—		1		—	—
Total Expenses	6,038		37,101		24,804	1,067
Waiver of Advisory Fees (Note B)	(1,527)		(8,648)		(10,326)	(631)
Expenses Reimbursed by Adviser (Note B)	—		—		—	(177)
Waiver of Administration Plan Fees — Institutional Select Class (Note D)	—		—		(60)	(1)
Waiver of Administration Plan Fees — Investor Class (Note D)	(1)		(—	@)	(17)	(4)
Waiver of Administration Plan Fees — Administrative Class (Note D)	(—	@)	(—	@)	(28)	(— @)
Waiver of Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	(—	@)	(19)		(430)	(— @)
Waiver of Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	(6)		(14)		(— @)	(1)
Waiver of Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	(9)		(—	@)	(5)	(20)
Net Expenses	4,495		28,420		13,938	233
Net Investment Income	4,547		27,982		5,223	41
Realized Gain (Loss):
Investments Sold	13		29		64	(2)
Net Increase in Net Assets Resulting from Operations	$4,560		$28,011		$5,287	$39

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Statements of Operations (cont'd)

	Treasury Portfolio (000)	Treasury Securities Portfolio (000)	Tax-Exempt Portfolio (000)
Investment Income:
Interest	$8,471	$1,815	$2,094
Dividends from Securities of Affiliated Issuer (Note H)	—	—	1
Total Investment Income	8,471	1,815	2,095
Expenses:
Advisory Fees (Note B)	9,588	4,464	1,986
Administration Fees (Note C)	3,196	1,488	662
Custodian Fees (Note F)	236	98	44
Trustees' Fees and Expenses	154	66	41
Registration and Filing Fees	141	65	25
Professional Fees	75	65	55
Shareholder Reporting Fees	17	10	3
Pricing Fees	— @	— @	1
Administration Plan Fees — Institutional Select Class (Note D)	34	1	—	@
Administration Plan Fees — Investor Class (Note D)	5	2	—	@
Administration Plan Fees — Administrative Class (Note D)	8	— @	—	@
Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	332	— @	17
Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	1	1	94
Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	509	122	1,033
Other Expenses	178	92	57
Total Expenses	14,474	6,474	4,018
Waiver of Advisory Fees (Note B)	(6,626)	(4,464)	(1,003)
Expenses Reimbursed by Adviser (Note B)	—	(367)	—
Waiver of Administration Plan Fees — Institutional Select Class (Note D)	(34)	(1)	(—	@)
Waiver of Administration Plan Fees — Investor Class (Note D)	(5)	(2)	(—	@)
Waiver of Administration Plan Fees — Administrative Class (Note D)	(8)	(— @)	(—	@)
Waiver of Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	(332)	(— @)	(17)
Waiver of Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	(1)	(1)	(92)
Waiver of Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	(508)	(122)	(984)
Rebate from Morgan Stanley Affiliate (Note H)	—	—	(4)
Net Expenses	6,960	1,517	1,918
Net Investment Income	1,511	298	177
Realized Gain:
Investments Sold	15	17	44
Net Increase in Net Assets Resulting from Operations	$1,526	$315	$221

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Statements of Changes in Net Assets

	Money Market Portfolio		Prime Portfolio
	Year Ended October 31, 2012 (000)	Year Ended October 31, 2011 (000)	Year Ended October 31, 2012 (000)	Year Ended October 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$4,547	$5,040	$27,982	$20,517
Net Realized Gain (Loss)	13	(40)	29	(9)
Net Increase in Net Assets Resulting from Operations	4,560	5,000	28,011	20,508
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(4,493)	(4,975)	(27,694)	(20,450)
Institutional Select Class:
Net Investment Income	(6)	(— @)	(284)	(61)
Investor Class:
Net Investment Income	(21)	(26)	(2)	(2)
Administrative Class:
Net Investment Income	(— @)	(— @)	(— @)	(— @)
Advisory Class:
Net Investment Income	(— @)	(— @)	(2)	(3)
Participant Class:
Net Investment Income	(— @)	(— @)	(— @)	(1)
Cash Management Class:
Net Investment Income	(27)	(39)	(— @)	(— @)
Total Distributions	(4,547)	(5,040)	(27,982)	(20,517)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	32,210,385	25,273,160	172,787,280	136,940,502
Distributions Reinvested	2,901	3,109	13,891	8,357
Redeemed	(31,210,435)	(26,083,454)	(164,318,671)	(139,057,025)
Institutional Select Class:
Subscribed	80,000	—	1,859,731	849,740
Distributions Reinvested	3	—	151	42
Redeemed	(55,000)	—	(1,555,442)	(810,157)
Investor Class:
Subscribed	166,449	159,236	4	177
Distributions Reinvested	21	26	— @	1
Redeemed	(179,674)	(147,200)	(2,588)	(4,451)
Administrative Class:
Subscribed	—	—	—	—
Distributions Reinvested	—	—	—	—
Redeemed	—	—	(30)	—
Advisory Class:
Subscribed	608	700	28,973	52,949
Distributions Reinvested	— @	— @	2	3
Redeemed	(506)	(659)	(43,053)	(56,728)
Participant Class:
Subscribed	7,197	7,384	3,006	3,726
Distributions Reinvested	—	—	— @	— @
Redeemed	(8,681)	(10,742)	(6,628)	(2,413)
Cash Management Class:
Subscribed	412,941	661,283	1,493	2,246
Distributions Reinvested	26	39	— @	— @
Redeemed	(412,023)	(711,363)	(388)	(3,770)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	1,014,212	(848,481)	8,767,731	(2,076,801)
Total Increase (Decrease) in Net Assets	1,014,225	(848,521)	8,767,760	(2,076,810)
Net Assets:
Beginning of Period	2,357,775	3,206,296	12,191,553	14,268,363
End of Period	$3,372,000	$2,357,775	$20,959,313	$12,191,553
Undistributed Net Investment Income (Loss) Included in End of Period Net Assets	$66	$125	$(171)	$215

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Statements of Changes in Net Assets (cont'd)

	Money Market Portfolio		Prime Portfolio
	Year Ended October 31, 2012 (000)	Year Ended October 31, 2011 (000)	Year Ended October 31, 2012 (000)	Year Ended October 31, 2011 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	32,210,385	25,273,160	172,787,280	136,940,502
Shares Issued on Distributions Reinvested	2,901	3,109	13,891	8,357
Shares Redeemed	(31,210,435)	(26,083,454)	(164,318,671)	(139,057,025)
Net Increase (Decrease) in Institutional Class Shares Outstanding	1,002,851	(807,185)	8,482,500	(2,108,166)
Institutional Select Class:
Shares Subscribed	80,000	—	1,859,731	849,740
Shares Issued on Distributions Reinvested	3	—	151	42
Shares Redeemed	(55,000)	—	(1,555,442)	(810,157)
Net Increase in Institutional Select Class Shares Outstanding	25,003	—	304,440	39,625
Investor Class:
Shares Subscribed	166,449	159,236	4	177
Shares Issued on Distributions Reinvested	21	26	— @@	1
Shares Redeemed	(179,674)	(147,200)	(2,588)	(4,451)
Net Increase (Decrease) in Investor Class Shares Outstanding	(13,204)	12,062	(2,584)	(4,273)
Administrative Class:
Shares Subscribed	—	—	—	—
Shares Issued on Distributions Reinvested	—	—	—	—
Shares Redeemed	—	—	(30)	—
Net Decrease in Administrative Class Shares Outstanding	—	—	(30)	—
Advisory Class:
Shares Subscribed	608	700	28,973	52,949
Shares Issued on Distributions Reinvested	— @@	— @@	2	3
Shares Redeemed	(506)	(659)	(43,053)	(56,728)
Net Increase (Decrease) in Advisory Class Shares Outstanding	102	41	(14,078)	(3,776)
Participant Class:
Shares Subscribed	7,197	7,384	3,006	3,726
Shares Issued on Distributions Reinvested	—	—	— @@	— @@
Shares Redeemed	(8,681)	(10,742)	(6,628)	(2,413)
Net Increase (Decrease) in Participant Class Shares Outstanding	(1,484)	(3,358)	(3,622)	1,313
Cash Management Class:
Shares Subscribed	412,941	661,283	1,493	2,246
Shares Issued on Distributions Reinvested	26	39	— @@	— @@
Shares Redeemed	(412,023)	(711,363)	(388)	(3,770)
Net Increase (Decrease) in Cash Management Class Shares Outstanding	944	(50,041)	1,105	(1,524)

@    Amount is less than $500.

@@  Amount is less than 500 shares.
The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Statements of Changes in Net Assets

	Government Portfolio		Government Securities Portfolio
	Year Ended October 31, 2012 (000)	Year Ended October 31, 2011 (000)	Year Ended October 31, 2012 (000)	Year Ended October 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$5,223	$1,981	$41	$85
Net Realized Gain (Loss)	64	5	(2)	(5)
Net Increase in Net Assets Resulting from Operations	5,287	1,986	39	80
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(5,082)	(1,959)	(40)	(82)
Institutional Select Class:
Net Investment Income	(52)	(2)	(— @)	(1)
Investor Class:
Net Investment Income	(6)	(5)	(— @)	(— @)
Administrative Class:
Net Investment Income	(8)	(2)	(— @)	(— @)
Advisory Class:
Net Investment Income	(74)	(13)	(— @)	(— @)
Participant Class:
Net Investment Income	(— @)	(— @)	(— @)	(— @)
Cash Management Class:
Net Investment Income	(1)	(— @)	(1)	(2)
Total Distributions	(5,223)	(1,981)	(41)	(85)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	96,639,486	55,587,411	1,304,773	3,625,133
Distributions Reinvested	2,666	1,144	38	71
Redeemed	(89,849,106)	(56,524,043)	(1,667,635)	(3,593,530)
Institutional Select Class:
Subscribed	2,704,620	340,001	50,000	130,000
Distributions Reinvested	27	— @	—	1
Redeemed	(2,542,166)	(330,001)	(50,000)	(130,001)
Investor Class:
Subscribed	128,105	622,810	—	50,000
Distributions Reinvested	6	2	— @	— @
Redeemed	(131,160)	(708,620)	(50,000)	—
Administrative Class:
Subscribed	—	3,245	—	—
Distributions Reinvested	8	2	—	—
Redeemed	(1,061)	(4,696)	—	—
Advisory Class:
Subscribed	214,331	100,162	—	—
Distributions Reinvested	23	1	—	—
Redeemed	(141,330)	(79,799)	—	—
Participant Class:
Subscribed	—	—	—	—
Distributions Reinvested	—	—	—	—
Redeemed	—	—	—	—
Cash Management Class:
Subscribed	10,516	1,000	1,966	95,790
Distributions Reinvested	1	— @	1	2
Redeemed	(8,845)	(1,552)	(2,912)	(91,217)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	7,026,121	(992,933)	(413,769)	86,249
Total Increase (Decrease) in Net Assets	7,026,185	(992,928)	(413,771)	86,244
Net Assets:
Beginning of Period	5,974,525	6,967,453	658,343	572,099
End of Period	$13,000,710	$5,974,525	$244,572	$658,343
Undistributed Net Investment Income (Loss) Included in End of Period Net Assets	$(14)	$291	$(2)	$11

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Statements of Changes in Net Assets (cont'd)

	Government Portfolio		Government Securities Portfolio
	Year Ended October 31, 2012 (000)	Year Ended October 31, 2011 (000)	Year Ended October 31, 2012 (000)	Year Ended October 31, 2011 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	96,639,486	55,587,411	1,304,773	3,625,133
Shares Issued on Distributions Reinvested	2,666	1,144	38	71
Shares Redeemed	(89,849,106)	(56,524,043)	(1,667,635)	(3,593,530)
Net Increase (Decrease) in Institutional Class Shares Outstanding	6,793,046	(935,488)	(362,824)	31,674
Institutional Select Class:
Shares Subscribed	2,704,620	340,001	50,000	130,000
Shares Issued on Distributions Reinvested	27	— @@	—	1
Shares Redeemed	(2,542,166)	(330,001)	(50,000)	(130,001)
Net Increase in Institutional Select Class Shares Outstanding	162,481	10,000	—	—
Investor Class:
Shares Subscribed	128,105	622,810	—	50,000
Shares Issued on Distributions Reinvested	6	2	— @@	— @@
Shares Redeemed	(131,160)	(708,620)	(50,000)	—
Net Increase (Decrease) in Investor Class Shares Outstanding	(3,049)	(85,808)	(50,000)	50,000
Administrative Class:
Shares Subscribed	—	3,245	—	—
Shares Issued on Distributions Reinvested	8	2	—	—
Shares Redeemed	(1,061)	(4,696)	—	—
Net Decrease in Administrative Class Shares Outstanding	(1,053)	(1,449)	—	—
Advisory Class:
Shares Subscribed	214,331	100,162	—	—
Shares Issued on Distributions Reinvested	23	1	—	—
Shares Redeemed	(141,330)	(79,799)	—	—
Net Increase in Advisory Class Shares Outstanding	73,024	20,364	—	—
Participant Class:
Shares Subscribed	—	—	—	—
Shares Issued on Distributions Reinvested	—	—	—	—
Shares Redeemed	—	—	—	—
Net Increase in Participant Class Shares Outstanding	—	—	—	—
Cash Management Class:
Shares Subscribed	10,516	1,000	1,966	95,790
Shares Issued on Distributions Reinvested	1	— @@	1	2
Shares Redeemed	(8,845)	(1,552)	(2,912)	(91,217)
Net Increase (Decrease) in Cash Management Class Shares Outstanding	1,672	(552)	(945)	4,575

@    Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Statements of Changes in Net Assets

	Treasury Portfolio		Treasury Securities Portfolio
	Year Ended October 31, 2012 (000)	Year Ended October 31, 2011 (000)	Year Ended October 31, 2012 (000)		Year Ended October 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,511	$896	$298		$36
Net Realized Gain (Loss)	15	(1)	17		(1)
Net Increase in Net Assets Resulting from Operations	1,526	895	315		35
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(1,386)	(854)	(290)		(34)
Institutional Select Class:
Net Investment Income	(15)	(4)	(—	@)	(— @)
Investor Class:
Net Investment Income	(1)	(1)	(—	@)	(— @)
Administrative Class:
Net Investment Income	(1)	(1)	(—	@)	(— @)
Advisory Class:
Net Investment Income	(30)	(10)	(—	@)	(— @)
Participant Class:
Net Investment Income	(— @)	(— @)	(—	@)	(— @)
Cash Management Class:
Net Investment Income	(78)	(26)	(8)		(2)
Total Distributions	(1,511)	(896)	(298)		(36)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	56,808,128	32,492,491	11,761,843		4,337,070
Distributions Reinvested	725	453	254		30
Redeemed	(55,333,368)	(32,621,404)	(11,424,257)		(1,667,337)
Institutional Select Class:
Subscribed	351,028	542,001	12,000		8,000
Distributions Reinvested	15	4	—	@	— @
Redeemed	(388,580)	(462,001)	(12,050)		(7,950)
Investor Class:
Subscribed	3,771	54,804	7,050		—
Distributions Reinvested	— @	1	—	@	—
Redeemed	(58,585)	—	(6,967)		—
Administrative Class:
Subscribed	—	898	—		—
Distributions Reinvested	1	1	—		—
Redeemed	(6,096)	(12,256)	—		—
Advisory Class:
Subscribed	1,870,036	1,282,530	—		—
Distributions Reinvested	— @	— @	—		—
Redeemed	(1,765,462)	(1,217,098)	—		—
Participant Class:
Subscribed	208	102	—		—
Distributions Reinvested	— @	— @	—		—
Redeemed	(200)	(100)	—		—
Cash Management Class:
Subscribed	588,523	394,998	228,893		84,408
Distributions Reinvested	76	26	7		2
Redeemed	(484,846)	(336,723)	(102,541)		(57,287)
Net Increase in Net Assets Resulting from Capital Share Transactions	1,585,374	118,727	464,232		2,696,936
Total Increase in Net Assets	1,585,389	118,726	464,249		2,696,935
Net Assets:
Beginning of Period	5,239,994	5,121,268	2,716,291		19,356
End of Period	$6,825,383	$5,239,994	$3,180,540		$2,716,291
Undistributed Net Investment Income (Loss) Included in End of Period Net Assets	$(40)	$64	$2		$(5)

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Statements of Changes in Net Assets (cont'd)

	Treasury Portfolio		Treasury Securities Portfolio
	Year Ended October 31, 2012 (000)	Year Ended October 31, 2011 (000)	Year Ended October 31, 2012 (000)	Year Ended October 31, 2011 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	56,808,128	32,492,491	11,761,843	4,337,070
Shares Issued on Distributions Reinvested	725	453	254	30
Shares Redeemed	(55,333,368)	(32,621,404)	(11,424,257)	(1,667,337)
Net Increase (Decrease) in Institutional Class Shares Outstanding	1,475,485	(128,460)	337,840	2,669,763
Institutional Select Class:
Shares Subscribed	351,028	542,001	12,000	8,000
Shares Issued on Distributions Reinvested	15	4	— @@	— @@
Shares Redeemed	(388,580)	(462,001)	(12,050)	(7,950)
Net Increase (Decrease) in Institutional Select Class Shares Outstanding	(37,537)	80,004	(50)	50
Investor Class:
Shares Subscribed	3,771	54,804	7,050	—
Shares Issued on Distributions Reinvested	— @@	1	— @@	—
Shares Redeemed	(58,585)	—	(6,967)	—
Net Increase (Decrease) in Investor Class Shares Outstanding	(54,814)	54,805	83	—
Administrative Class:
Shares Subscribed	—	898	—	—
Shares Issued on Distributions Reinvested	1	1	—	—
Shares Redeemed	(6,096)	(12,256)	—	—
Net Decrease in Administrative Class Shares Outstanding	(6,095)	(11,357)	—	—
Advisory Class:
Shares Subscribed	1,870,036	1,282,530	—	—
Shares Issued on Distributions Reinvested	— @@	— @@	—	—
Shares Redeemed	(1,765,462)	(1,217,098)	—	—
Net Increase in Advisory Class Shares Outstanding	104,574	65,432	—	—
Participant Class:
Shares Subscribed	208	102	—	—
Shares Issued on Distributions Reinvested	— @@	— @@	—	—
Shares Redeemed	(200)	(100)	—	—
Net Increase in Participant Class Shares Outstanding	8	2	—	—
Cash Management Class:
Shares Subscribed	588,523	394,998	228,893	84,408
Shares Issued on Distributions Reinvested	76	26	7	2
Shares Redeemed	(484,846)	(336,723)	(102,541)	(57,287)
Net Increase in Cash Management Class Shares Outstanding	103,753	58,301	126,359	27,123

@    Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Statements of Changes in Net Assets

	Tax-Exempt Portfolio
	Year Ended October 31, 2012 (000)	Year Ended October 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$177	$678
Net Realized Gain	44	5
Net Increase in Net Assets Resulting from Operations	221	683
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(105)	(603)
Institutional Select Class:
Net Investment Income	(— @)	(— @)
Investor Class:
Net Investment Income	(— @)	(— @)
Administrative Class:
Net Investment Income	(— @)	(— @)
Advisory Class:
Net Investment Income	(1)	(1)
Participant Class:
Net Investment Income	(2)	(2)
Cash Management Class:
Net Investment Income	(69)	(72)
Total Distributions	(177)	(678)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	2,304,798	4,936,702
Distributions Reinvested	94	510
Redeemed	(2,347,395)	(5,299,568)
Institutional Select Class:
Subscribed	—	3,687
Distributions Reinvested	—	—
Redeemed	(— @)	(3,687)
Investor Class:
Subscribed	—	—
Distributions Reinvested	—	— @
Redeemed	—	(1,262)
Administrative Class:
Subscribed	—	—
Distributions Reinvested	—	—
Redeemed	—	—
Advisory Class:
Subscribed	2,317	2,759
Distributions Reinvested	1	1
Redeemed	(1,087)	(2,564)
Participant Class:
Subscribed	22,293	17,661
Distributions Reinvested	2	2
Redeemed	(26,674)	(17,088)
Cash Management Class:
Subscribed	1,844,416	1,762,265
Distributions Reinvested	68	71
Redeemed	(1,818,855)	(1,923,123)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(20,022)	(523,634)
Total Decrease in Net Assets	(19,978)	(523,629)
Net Assets:
Beginning of Period	1,274,840	1,798,469
End of Period	$1,254,862	$1,274,840
Undistributed Net Investment Income Included in End of Period Net Assets	$2	$3

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Statements of Changes in Net Assets (cont'd)

	Tax-Exempt Portfolio
	Year Ended October 31, 2012 (000)	Year Ended October 31, 2011 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	2,304,798	4,936,702
Shares Issued on Distributions Reinvested	94	510
Shares Redeemed	(2,347,395)	(5,299,568)
Net Decrease in Institutional Class Shares Outstanding	(42,503)	(362,356)
Institutional Select Class:
Shares Subscribed	—	3,687
Shares Issued on Distributions Reinvested	—	—
Shares Redeemed	(— @@)	(3,687)
Net Decrease in Institutional Select Class: Shares Outstanding	(— @@)	—
Investor Class:
Shares Subscribed	—	—
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	—	(1,262)
Net Decrease in Investor Class Shares Outstanding	—	(1,262)
Administrative Class:
Shares Subscribed	—	—
Shares Issued on Distributions Reinvested	—	—
Shares Redeemed	—	—
Net Increase in Administrative Class Shares Outstanding	—	—
Advisory Class:
Shares Subscribed	2,317	2,759
Shares Issued on Distributions Reinvested	1	1
Shares Redeemed	(1,087)	(2,564)
Net Increase in Advisory Class Shares Outstanding	1,231	196
Participant Class:
Shares Subscribed	22,293	17,661
Shares Issued on Distributions Reinvested	2	2
Shares Redeemed	(26,674)	(17,088)
Net Increase (Decrease) in Participant Class Shares Outstanding	(4,379)	575
Cash Management Class:
Shares Subscribed	1,844,416	1,762,265
Shares Issued on Distributions Reinvested	68	71
Shares Redeemed	(1,818,855)	(1,923,123)
Net Increase (Decrease) in Cash Management Class Shares Outstanding	25,629	(160,787)

@    Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

(This Page has been left blank intentionally.)

2012 Annual Report

October 31, 2012

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return
Money Market Portfolio:
Institutional Class
Year Ended 10/31/12	$1.000	$0.002	††	$(0.000	)^	$(0.002)	$1.000	0.17%
Year Ended 10/31/11	1.000	0.002	††	(0.000	)^	(0.002)	1.000	0.15%
Year Ended 10/31/10	1.000	0.002	††	0.000	^	(0.002)	1.000	0.18	%^^
Year Ended 10/31/09	1.000	0.005		(0.000	)^	(0.005)	1.000	0.53	%^^
Year Ended 10/31/08	1.000	0.034		(0.000	)^	(0.034)	1.000	3.46	%#
Institutional Select Class
Year Ended 10/31/12	$1.000	$0.001	††	$0.000	^	$(0.001)	$1.000	0.12%
Year Ended 10/31/11	1.000	0.001	††	(0.000	)^	(0.001)	1.000	0.10%
Year Ended 10/31/10	1.000	0.001	††	0.000	^	(0.001)	1.000	0.13	%^^
Year Ended 10/31/09	1.000	0.005		(0.000	)^	(0.005)	1.000	0.48	%^^
Year Ended 10/31/08	1.000	0.034		(0.000	)^	(0.034)	1.000	3.41	%#
Investor Class
Year Ended 10/31/12	$1.000	$0.001	††	$(0.000	)^	$(0.001)	$1.000	0.07%
Year Ended 10/31/11	1.000	0.001	††	(0.000	)^	(0.001)	1.000	0.06%
Year Ended 10/31/10	1.000	0.001	††	0.000	^	(0.001)	1.000	0.08	%^^
Year Ended 10/31/09	1.000	0.004		(0.000	)^	(0.004)	1.000	0.43	%^^
Year Ended 10/31/08	1.000	0.033		(0.000	)^	(0.033)	1.000	3.36	%#
Administrative Class
Year Ended 10/31/12	$1.000	$0.000	††^	$(0.000	)^	$(0.000)^	$1.000	0.03%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000)^	1.000	0.03%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000)^	1.000	0.04	%^^
Year Ended 10/31/09	1.000	0.004		(0.000	)^	(0.004)	1.000	0.38	%^^
Year Ended 10/31/08	1.000	0.033		(0.000	)^	(0.033)	1.000	3.31	%#
Advisory Class
Year Ended 10/31/12	$1.000	$0.000	††^	$(0.000	)^	$(0.000)^	$1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000)^	1.000	0.01	%^^
Year Ended 10/31/09	1.000	0.003		(0.000	)^	(0.003)	1.000	0.31	%^^
Year Ended 10/31/08	1.000	0.032		(0.000	)^	(0.032)	1.000	3.20	%#
Participant Class
Year Ended 10/31/12	$1.000	$0.000	††^	$(0.000	)^	$(0.000)^	$1.000	0.01%
Year Ended 10/31/11	1.000	(0.000	)††^	0.000	^	(0.000)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000)^	1.000	0.01	%^^
Year Ended 10/31/09	1.000	0.002		0.000	^	(0.002)	1.000	0.21	%^^
Year Ended 10/31/08	1.000	0.029		(0.000	)^	(0.029)	1.000	2.95	%#
Cash Management Class
Year Ended 10/31/12	$1.000	$0.000	††^	$0.000	^	$(0.000)^	$1.000	0.03%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000)^	1.000	0.03%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000)^	1.000	0.03	%^^
Year Ended 10/31/09	1.000	0.003		(0.000	)^	(0.003)	1.000	0.28	%^^
Year Ended 10/31/08	1.000	0.031		(0.000	)^	(0.031)	1.000	3.15	%#

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Mutual Fund Insurance	Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Money Market Portfolio:
Institutional Class
Year Ended 10/31/12	$3,265,136	0.16	%R	N/A	0.22	%R	0.17	%R	0.11	%R
Year Ended 10/31/11	2,262,272	0.16	%R	N/A	0.22	%R	0.15	%R	0.09	%R
Year Ended 10/31/10	3,069,495	0.16	%R	N/A	0.22	%R	0.16	%R	0.10	%R
Year Ended 10/31/09	4,438,771	0.22%		0.16%	0.27%		0.56%		0.51%
Year Ended 10/31/08	4,655,771	0.12%		0.12%	0.21%		3.41%		3.32%
Institutional Select Class
Year Ended 10/31/12	$25,102	0.21	%R	N/A	0.27	%R	0.12	%R	0.06	%R
Year Ended 10/31/11	100	0.21	%R	N/A	0.27	%R	0.10	%R	0.04	%R
Year Ended 10/31/10	100	0.21	%R	N/A	0.27	%R	0.11	%R	0.05	%R
Year Ended 10/31/09	100	0.27%		0.21%	0.33	%†	0.64%		0.58%
Year Ended 10/31/08	3,999	0.17%		0.17%	0.26%		3.78%		3.69%
Investor Class
Year Ended 10/31/12	$1,292	0.26	%R	N/A	0.32	%R	0.07	%R	0.01	%R
Year Ended 10/31/11	14,496	0.25	%R†	N/A	0.32	%R	0.06	%R	(0.01	)%R
Year Ended 10/31/10	2,435	0.26	%R	N/A	0.32	%R	0.06	%R	0.00	%R§
Year Ended 10/31/09	1,491	0.32%		0.26%	0.37%		0.34%		0.29%
Year Ended 10/31/08	3,293	0.23%		0.22%	0.31%		3.15%		3.07%
Administrative Class
Year Ended 10/31/12	$100	0.30	%R†	N/A	0.37	%R	0.03	%R	(0.04	)%R
Year Ended 10/31/11	100	0.28	%R†	N/A	0.37	%R	0.03	%R	(0.06	)%R
Year Ended 10/31/10	100	0.30	%R	N/A	0.37	%R	0.02	%R	(0.05	)%R
Year Ended 10/31/09	100	0.37%		0.30%†	0.42%		0.39%		0.34%
Year Ended 10/31/08	100	0.27%		0.27%	0.36%		4.29%		4.20%
Advisory Class
Year Ended 10/31/12	$391	0.31	%R†	N/A	0.47	%R	0.02	%R	(0.14	)%R
Year Ended 10/31/11	289	0.29	%R†	N/A	0.47	%R	0.02	%R	(0.16	)%R
Year Ended 10/31/10	248	0.33	%R	N/A	0.47	%R	(0.01	)%R	(0.15	)%R
Year Ended 10/31/09	274	0.47%		0.40%†	0.54	%†	0.44%		0.37%
Year Ended 10/31/08	1,328	0.37%		0.37%	0.46%		2.80%		2.71%
Participant Class
Year Ended 10/31/12	$581	0.32	%R†	N/A	0.72	%R	0.01	%R	(0.39	)%R
Year Ended 10/31/11	2,065	0.33	%R†	N/A	0.72	%R	(0.02	)%R	(0.41	)%R
Year Ended 10/31/10	5,422	0.34	%R	N/A	0.72	%R	(0.02	)%R	(0.40	)%R
Year Ended 10/31/09	34,092	0.48	%†	0.43%†	0.76	%†	0.18%		(0.10)%
Year Ended 10/31/08	10,286	0.67	%†	0.63%†	0.68	%†	2.39%		2.38%
Cash Management Class
Year Ended 10/31/12	$79,398	0.30	%R†	N/A	0.37	%R	0.03	%R	(0.04	)%R
Year Ended 10/31/11	78,453	0.28	%R†	N/A	0.37	%R	0.03	%R	(0.06	)%R
Year Ended 10/31/10	128,496	0.30	%R	N/A	0.46	%R	0.02	%R	(0.14	)%R
Year Ended 10/31/09	147,565	0.48	%†	0.40%†	0.58	%†	0.32%		0.22%
Year Ended 10/31/08	193,811	0.42%		0.42%	0.51%		3.05%		2.96%

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return
Prime Portfolio:
Institutional Class
Year Ended 10/31/12	$1.000	$0.002	††	$(0.000	)^	$(0.002)	$1.000	0.16%
Year Ended 10/31/11	1.000	0.001	††	(0.000	)^	(0.001)	1.000	0.12%
Year Ended 10/31/10	1.000	0.002	††	0.000	^	(0.002)	1.000	0.16	%^^
Year Ended 10/31/09	1.000	0.005		0.000	^	(0.005)	1.000	0.45	%^^
Year Ended 10/31/08	1.000	0.033		(0.000	)^	(0.033)	1.000	3.37	%#
Institutional Select Class
Year Ended 10/31/12	$1.000	$0.001	††	$(0.000	)^	$(0.001)	$1.000	0.11%
Year Ended 10/31/11	1.000	0.001	††	(0.000	)^	(0.001)	1.000	0.08%
Year Ended 10/31/10	1.000	0.001	††	0.000	^	(0.001)	1.000	0.11	%^^
Year Ended 10/31/09	1.000	0.004		0.000	^	(0.004)	1.000	0.40	%^^
Year Ended 10/31/08	1.000	0.033		(0.000	)^	(0.033)	1.000	3.32	%#
Investor Class
Year Ended 10/31/12	$1.000	$0.001	††	$(0.000	)^	$(0.001)	$1.000	0.06%
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000)^	1.000	0.04%
Year Ended 10/31/10	1.000	0.001	††	0.000	^	(0.001)	1.000	0.06	%^^
Year Ended 10/31/09	1.000	0.004		0.000	^	(0.004)	1.000	0.35	%^^
Year Ended 10/31/08	1.000	0.032		(0.000	)^	(0.032)	1.000	3.26	%#
Administrative Class
Year Ended 10/31/12	$1.000	$0.000	††^	$(0.000	)^	$(0.000)^	$1.000	0.02%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000)^	1.000	0.02%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000)^	1.000	0.03	%^^
Year Ended 10/31/09	1.000	0.003		0.000	^	(0.003)	1.000	0.30	%^^
Year Ended 10/31/08	1.000	0.032		(0.000	)^	(0.032)	1.000	3.21	%#
Advisory Class
Year Ended 10/31/12	$1.000	$0.000	††^	$(0.000	)^	$(0.000)^	$1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000)^	1.000	0.01	%^^
Year Ended 10/31/09	1.000	0.002		0.000	^	(0.002)	1.000	0.23	%^^
Year Ended 10/31/08	1.000	0.031		(0.000	)^	(0.031)	1.000	3.11	%#
Participant Class
Year Ended 10/31/12	$1.000	$0.000	††^	$(0.000	)^	$(0.000)^	$1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000)^	1.000	0.01	%^^
Year Ended 10/31/09	1.000	0.002		0.000	^	(0.002)	1.000	0.15	%^^
Year Ended 10/31/08	1.000	0.028		(0.000	)^	(0.028)	1.000	2.85	%#
Cash Management Class
Year Ended 10/31/12	$1.000	$0.000	††^	$(0.000	)^	$(0.000)^	$1.000	0.02%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000)^	1.000	0.02%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000)^	1.000	0.03	%^^
Year Ended 10/31/09	1.000	0.002		(0.000	)^	(0.002)	1.000	0.21	%^^
8/14/08** through 10/31/08	1.000	0.004		(0.000	)^	(0.004)	1.000	0.43	%#‡

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Mutual Fund Insurance	Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Prime Portfolio:
Institutional Class
Year Ended 10/31/12	$20,442,537	0.16	%R	N/A	0.21	%R	0.16	%R	0.11	%R
Year Ended 10/31/11	11,960,009	0.16	%R	N/A	0.21	%R	0.13	%R	0.08	%R
Year Ended 10/31/10	14,068,183	0.16	%R	N/A	0.21	%R	0.15	%R	0.10	%R
Year Ended 10/31/09	11,996,876	0.21%		0.16%	0.26%		0.47%		0.42%
Year Ended 10/31/08	11,719,680	0.12%		0.12%	0.21%		3.30%		3.21%
Institutional Select Class
Year Ended 10/31/12	$501,620	0.21	%R	N/A	0.26	%R	0.11	%R	0.06	%R
Year Ended 10/31/11	197,179	0.21	%R	N/A	0.26	%R	0.08	%R	0.03	%R
Year Ended 10/31/10	157,554	0.21	%R	N/A	0.26	%R	0.10	%R	0.05	%R
Year Ended 10/31/09	19,172	0.26%		0.20%†	0.32	%†	0.80%		0.74%
Year Ended 10/31/08	251,186	0.17%		0.17%	0.26%		3.87%		3.78%
Investor Class
Year Ended 10/31/12	$609	0.26	%R	N/A	0.31	%R	0.06	%R	0.01	%R
Year Ended 10/31/11	3,193	0.25	%R†	N/A	0.31	%R	0.04	%R	(0.02	)%R
Year Ended 10/31/10	7,467	0.26	%R	N/A	0.31	%R	0.05	%R	0.00	%§R
Year Ended 10/31/09	6,990	0.31%		0.26%	0.36%		0.55%		0.50%
Year Ended 10/31/08	20,823	0.22%		0.22%	0.31%		2.95%		2.86%
Administrative Class
Year Ended 10/31/12	$70	0.30	%R†	N/A	0.36	%R	0.02	%R	(0.04	)%R
Year Ended 10/31/11	100	0.27	%R†	N/A	0.36	%R	0.02	%R	(0.07	)%R
Year Ended 10/31/10	100	0.29	%R	N/A	0.36	%R	0.02	%R	(0.05	)%R
Year Ended 10/31/09	100	0.36%		0.30%†	0.42	%†	0.85%		0.79%
Year Ended 10/31/08	1,727	0.27%		0.27%	0.36%		3.70%		3.61%
Advisory Class
Year Ended 10/31/12	$11,215	0.30	%R†	N/A	0.46	%R	0.02	%R	(0.14	)%R
Year Ended 10/31/11	25,293	0.28	%R†	N/A	0.46	%R	0.01	%R	(0.17	)%R
Year Ended 10/31/10	29,069	0.30	%R	N/A	0.46	%R	0.01	%R	(0.15	)%R
Year Ended 10/31/09	118,342	0.43	%†	0.38%†	0.51%		0.32%		0.24%
Year Ended 10/31/08	181,245	0.37%		0.37%	0.46%		3.14%		3.05%
Participant Class
Year Ended 10/31/12	$1,769	0.30	%R†	N/A	0.71	%R	0.02	%R	(0.39	)%R
Year Ended 10/31/11	5,391	0.27	%R†	N/A	0.71	%R	0.02	%R	(0.42	)%R
Year Ended 10/31/10	4,078	0.30	%R	N/A	0.71	%R	0.01	%R	(0.40	)%R
Year Ended 10/31/09	13,436	0.53	%†	0.47%†	0.76%		0.17%		(0.06)%
Year Ended 10/31/08	42,288	0.63	%†	0.62%	0.71%		2.20%		2.12%
Cash Management Class
Year Ended 10/31/12	$1,493	0.29	%R†	N/A	0.36	%R	0.03	%R	(0.04	)%R
Year Ended 10/31/11	388	0.26	%R†	N/A	0.36	%R	0.03	%R	(0.07	)%R
Year Ended 10/31/10	1,912	0.34	%R	N/A	0.45	%R	(0.03	)%R	(0.14	)%R
Year Ended 10/31/09	3,533	0.46	%†	0.41%†	0.56%		0.28%		0.18%
8/14/08** through 10/31/08	7,277	0.48	%*†	0.44%*†	0.52	%*†	1.88	%*	1.84	%*

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Government Portfolio:
Institutional Class
Year Ended 10/31/12	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.04%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.03%
Year Ended 10/31/10	1.000	0.001	††	0.000	^	(0.001)		1.000	0.06%
Year Ended 10/31/09	1.000	0.003		(0.000	)^	(0.003)		1.000	0.31%
Year Ended 10/31/08	1.000	0.029		0.000	^	(0.029)		1.000	2.98%
Institutional Select Class
Year Ended 10/31/12	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.04%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.02%
Year Ended 10/31/09	1.000	0.003		0.000	^	(0.003)		1.000	0.26%
Year Ended 10/31/08	1.000	0.029		0.000	^	(0.029)		1.000	2.93%
Investor Class
Year Ended 10/31/12	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.04%
Year Ended 10/31/11	1.000	(0.000	)††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.002		0.000	^	(0.002)		1.000	0.22%
Year Ended 10/31/08	1.000	0.028		0.000	^	(0.028)		1.000	2.88%
Administrative Class
Year Ended 10/31/12	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.04%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.002		0.000	^	(0.002)		1.000	0.19%
Year Ended 10/31/08	1.000	0.028		0.000	^	(0.028)		1.000	2.83%
Advisory Class
Year Ended 10/31/12	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.04%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.001		0.000	^	(0.001)		1.000	0.14%
Year Ended 10/31/08	1.000	0.027		0.000	^	(0.027)		1.000	2.73%
Participant Class
Year Ended 10/31/12	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.04%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.001		0.000	^	(0.001)		1.000	0.08%
Year Ended 10/31/08	1.000	0.024		0.000	^	(0.024)		1.000	2.47%
Cash Management Class
Year Ended 10/31/12	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.04%
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.001		0.000	^	(0.001)		1.000	0.12%
8/14/08** through 10/31/08	1.000	0.004		0.000	^	(0.004)		1.000	0.36%‡
The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Mutual Fund Insurance	Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Government Portfolio:
Institutional Class
Year Ended 10/31/12	$12,574,861	0.12	%R	N/A	0.21	%R	0.05	%R	(0.04	)%R
Year Ended 10/31/11	5,781,753	0.14	%R	N/A	0.22	%R	0.03	%R	(0.05	)%R
Year Ended 10/31/10	6,717,236	0.15	%R	N/A	0.21	%R	0.07	%R	0.01	%R
Year Ended 10/31/09	8,395,247	0.19%		0.16%	0.25%		0.36%		0.30%
Year Ended 10/31/08	15,198,786	0.13%		0.13%	0.21%		2.77%		2.69%
Institutional Select Class
Year Ended 10/31/12	$172,582	0.12	%R†	N/A	0.26	%R	0.05	%R	(0.09	)%R
Year Ended 10/31/11	10,100	0.15	%R†	N/A	0.27	%R	0.02	%R	(0.10	)%R
Year Ended 10/31/10	100	0.17	%R	N/A	0.26	%R	0.05	%R	(0.04	)%R
Year Ended 10/31/09	200,016	0.24%		0.21%	0.29	%†	0.27%		0.22%
Year Ended 10/31/08	166,521	0.18%		0.18%	0.26%		3.28%		3.20%
Investor Class
Year Ended 10/31/12	$10,894	0.12	%R†	N/A	0.31	%R	0.05	%R	(0.14	)%R
Year Ended 10/31/11	13,944	0.18	%R†	N/A	0.32	%R	(0.01	)%R	(0.15	)%R
Year Ended 10/31/10	99,752	0.20	%R	N/A	0.31	%R	0.02	%R	(0.09	)%R
Year Ended 10/31/09	82,620	0.29%		0.25%†	0.35%		0.23%		0.17%
Year Ended 10/31/08	151,210	0.23%		0.23%	0.31%		2.92%		2.84%
Administrative Class
Year Ended 10/31/12	$18,066	0.12	%R†	N/A	0.36	%R	0.05	%R	(0.19	)%R
Year Ended 10/31/11	19,118	0.16	%R†	N/A	0.37	%R	0.01	%R	(0.20	)%R
Year Ended 10/31/10	20,567	0.19	%R	N/A	0.36	%R	0.03	%R	(0.14	)%R
Year Ended 10/31/09	68,846	0.34%		0.29%†	0.40%		0.24%		0.18%
Year Ended 10/31/08	148,076	0.28%		0.28%	0.36%		2.66%		2.58%
Advisory Class
Year Ended 10/31/12	$221,443	0.12	%R†	N/A	0.46	%R	0.05	%R	(0.29	)%R
Year Ended 10/31/11	148,418	0.16	%R†	N/A	0.47	%R	0.01	%R	(0.30	)%R
Year Ended 10/31/10	128,054	0.20	%R	N/A	0.46	%R	0.02	%R	(0.24	)%R
Year Ended 10/31/09	177,538	0.41	%†	0.37%†	0.50%		0.19%		0.10%
Year Ended 10/31/08	415,974	0.38%		0.38%	0.46%		2.72%		2.64%
Participant Class
Year Ended 10/31/12	$100	0.12	%R†	N/A	0.71	%R	0.05	%R	(0.54	)%R
Year Ended 10/31/11	100	0.16	%R†	N/A	0.72	%R	0.01	%R	(0.55	)%R
Year Ended 10/31/10	100	0.20	%R	N/A	0.71	%R	0.02	%R	(0.49	)%R
Year Ended 10/31/09	100	0.44	%†	0.40%†	0.75%		0.07%		(0.24)%
Year Ended 10/31/08	100	0.63%		0.63%	0.71%		2.44%		2.36%
Cash Management Class
Year Ended 10/31/12	$2,764	0.12	%R†	N/A	0.36	%R	0.05	%R	(0.19	)%R
Year Ended 10/31/11	1,092	0.16	%R†	N/A	0.37	%R	0.01	%R	(0.20	)%R
Year Ended 10/31/10	1,644	0.18	%R	N/A	0.45	%R	0.04	%R	(0.23	)%R
Year Ended 10/31/09	3,119	0.42	%†	0.38%†	0.55%		0.13%		0.00	%§
8/14/08** through 10/31/08	4,104	0.48	%*†	0.44%*†	0.53	%*†	1.32	%*	1.27	%*

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Government Securities Portfolio:
Institutional Class
Year Ended 10/31/12	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.02%
Year Ended 10/31/09	1.000	0.001		0.000	^	(0.001)		1.000	0.13%
3/19/08** through 10/31/08	1.000	0.013		0.000	^	(0.013)		1.000	1.27%‡
Institutional Select Class
Year Ended 10/31/12	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.001		0.000	^	(0.001)		1.000	0.09%
3/19/08** through 10/31/08	1.000	0.012		(0.000	)^	(0.012)		1.000	1.24%‡
Investor Class
Year Ended 10/31/12	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.001		(0.000	)^	(0.001)		1.000	0.05%
3/19/08** through 10/31/08	1.000	0.012		0.000	^	(0.012)		1.000	1.20%‡
Administrative Class
Year Ended 10/31/12	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.000	^	(0.000	)^	(0.000	)^	1.000	0.04%
3/19/08** through 10/31/08	1.000	0.012		0.000	^	(0.012)		1.000	1.17%‡
Advisory Class
Year Ended 10/31/12	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.000	^	0.000	^	(0.000	)^	1.000	0.03%
3/19/08** through 10/31/08	1.000	0.011		0.000	^	(0.011)		1.000	1.11%‡
Participant Class
Year Ended 10/31/12	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.000	^	0.000	^	(0.000	)^	1.000	0.02%
3/19/08** through 10/31/08	1.000	0.010		0.000	^	(0.010)		1.000	0.95%‡
Cash Management Class
Year Ended 10/31/12	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.000	^	0.000	^	(0.000	)^	1.000	0.02%
7/21/08** through 10/31/08	1.000	0.004		(0.000	)^	(0.004)		1.000	0.43%‡

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Mutual Fund Insurance		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Government Securities Portfolio:
Institutional Class
Year Ended 10/31/12	$230,332	0.06	%R	N/A		0.25	%R	0.01	%R	(0.18	)%R
Year Ended 10/31/11	593,158	0.11	%R	N/A		0.25	%R	0.01	%R	(0.13	)%R
Year Ended 10/31/10	561,488	0.14	%R	N/A		0.24	%R	0.02	%R	(0.08	)%R
Year Ended 10/31/09	637,586	0.19%		0.16%		0.26%		0.13%		0.06%
3/19/08** through 10/31/08	553,062	0.14	%*	0.12	%*	0.26	%*	1.89	%*	1.77	%*
Institutional Select Class
Year Ended 10/31/12	$100	0.06	%R†	N/A		0.30	%R	0.01	%R	(0.23	)%R
Year Ended 10/31/11	100	0.11	%R†	N/A		0.30	%R	0.01	%R	(0.18	)%R
Year Ended 10/31/10	100	0.15	%R	N/A		0.29	%R	0.01	%R	(0.13	)%R
Year Ended 10/31/09	100	0.23	%†	0.20	%†	0.32	%†	0.09%		0.00	%§
3/19/08** through 10/31/08	100	0.18	%*†	0.17	%*	0.33	%*†	1.98	%*	1.83	%*
Investor Class
Year Ended 10/31/12	$100	0.06	%R†	N/A		0.35	%R	0.01	%R	(0.28	)%R
Year Ended 10/31/11	50,100	0.11	%R†	N/A		0.35	%R	0.01	%R	(0.23	)%R
Year Ended 10/31/10	100	0.14	%R	N/A		0.34	%R	0.02	%R	(0.18	)%R
Year Ended 10/31/09	10,001	0.25	%†	0.22	%†	0.38	%†	0.06%		(0.07)%
3/19/08** through 10/31/08	8,407	0.26	%*†	0.23	%*	0.32	%*†	1.42	%*	1.36	%*
Administrative Class
Year Ended 10/31/12	$100	0.06	%R†	N/A		0.40	%R	0.01	%R	(0.33	)%R
Year Ended 10/31/11	100	0.11	%R†	N/A		0.40	%R	0.01	%R	(0.28	)%R
Year Ended 10/31/10	100	0.15	%R	N/A		0.39	%R	0.01	%R	(0.23	)%R
Year Ended 10/31/09	100	0.28	%†	0.25	%†	0.42	%†	0.04%		(0.10)%
3/19/08** through 10/31/08	100	0.28	%*†	0.27	%*	0.43	%*†	1.88	%*	1.73	%*
Advisory Class
Year Ended 10/31/12	$100	0.06	%R†	N/A		0.50	%R	0.01	%R	(0.43	)%R
Year Ended 10/31/11	100	0.12	%R†	N/A		0.50	%R	0.00	%R§	(0.38	)%R
Year Ended 10/31/10	100	0.15	%R	N/A		0.49	%R	0.01	%R	(0.33	)%R
Year Ended 10/31/09	100	0.29	%†	0.26	%†	0.52	%†	0.03%		(0.20)%
3/19/08** through 10/31/08	100	0.38	%*†	0.37	%*	0.53	%*†	1.78	%*	1.63	%*
Participant Class
Year Ended 10/31/12	$100	0.06	%R†	N/A		0.75	%R	0.01	%R	(0.68	)%R
Year Ended 10/31/11	100	0.11	%R†	N/A		0.75	%R	0.01	%R	(0.63	)%R
Year Ended 10/31/10	100	0.15	%R	N/A		0.74	%R	0.01	%R	(0.58	)%R
Year Ended 10/31/09	100	0.30	%†	0.27	%†	0.77	%†	0.02%		(0.45)%
3/19/08** through 10/31/08	100	0.64	%*†	0.62	%*	0.79	%*†	1.53	%*	1.38	%*
Cash Management Class
Year Ended 10/31/12	$13,740	0.06	%R†	N/A		0.40	%R	0.01	%R	(0.33	)%R
Year Ended 10/31/11	14,685	0.11	%R†	N/A		0.40	%R	0.01	%R	(0.28	)%R
Year Ended 10/31/10	10,111	0.14	%R	N/A		0.48	%R	0.02	%R	(0.32	)%R
Year Ended 10/31/09	20,227	0.31	%†	0.28	%†	0.56%		0.03%		(0.22)%
7/21/08** through 10/31/08	42,612	0.48	%*†	0.42	%*	0.52	%*†	1.17	%*	1.13	%*

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Treasury Portfolio:
Institutional Class
Year Ended 10/31/12	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.02%
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.02%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.04%
Year Ended 10/31/09	1.000	0.001		(0.000	)^	(0.001)		1.000	0.08%
Year Ended 10/31/08	1.000	0.022		0.000	^	(0.022)		1.000	2.25%
Institutional Select Class
Year Ended 10/31/12	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.02%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.001		0.000	^	(0.001)		1.000	0.05%
Year Ended 10/31/08	1.000	0.022		0.000	^	(0.022)		1.000	2.20%
Investor Class
Year Ended 10/31/12	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.02%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.000	^	0.000	^	(0.000	)^	1.000	0.04%
Year Ended 10/31/08	1.000	0.021		0.000	^	(0.021)		1.000	2.15%
Administrative Class
Year Ended 10/31/12	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.02%
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.000	^	0.000	^	(0.000	)^	1.000	0.03%
Year Ended 10/31/08	1.000	0.021		0.000	^	(0.021)		1.000	2.10%
Advisory Class
Year Ended 10/31/12	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.02%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.000	^	0.000	^	(0.000	)^	1.000	0.02%
Year Ended 10/31/08	1.000	0.020		0.000	^	(0.020)		1.000	2.00%
Participant Class
Year Ended 10/31/12	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.02%
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.000	^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/08	1.000	0.018		0.000	^	(0.018)		1.000	1.77%
Cash Management Class
Year Ended 10/31/12	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.02%
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.000	^	0.000	^	(0.000	)^	1.000	0.02%
Year Ended 10/31/08	1.000	0.019		0.000	^	(0.019)		1.000	1.96%

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Mutual Fund Insurance		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Treasury Portfolio:
Institutional Class
Year Ended 10/31/12	$6,139,734	0.11	%R	N/A		0.21	%R	0.02	%R	(0.08	)%R
Year Ended 10/31/11	4,664,235	0.11	%R	N/A		0.22	%R	0.01	%R	(0.10	)%R
Year Ended 10/31/10	4,792,695	0.15	%R	N/A		0.21	%R	0.04	%R	(0.02	)%R
Year Ended 10/31/09	4,629,315	0.21%		0.15%		0.27%		0.10%		0.04%
Year Ended 10/31/08	8,805,663	0.13%		0.13%		0.21%		1.96%		1.88%
Institutional Select Class
Year Ended 10/31/12	$42,567	0.11	%R†	N/A		0.26	%R	0.02	%R	(0.13	)%R
Year Ended 10/31/11	80,104	0.11	%R†	N/A		0.27	%R	0.01	%R	(0.15	)%R
Year Ended 10/31/10	100	0.16	%R	N/A		0.26	%R	0.03	%R	(0.07	)%R
Year Ended 10/31/09	12,286	0.25	%†	0.17	%†	0.33	%†	0.07%		(0.01)%
Year Ended 10/31/08	75,100	0.18%		0.18%		0.26%		1.85%		1.77%
Investor Class
Year Ended 10/31/12	$100	0.11	%R†	N/A		0.31	%R	0.02	%R	(0.18	)%R
Year Ended 10/31/11	54,914	0.11	%R†	N/A		0.32	%R	0.01	%R	(0.20	)%R
Year Ended 10/31/10	110	0.16	%R	N/A		0.31	%R	0.03	%R	(0.12	)%R
Year Ended 10/31/09	10,411	0.27	%†	0.20	%†	0.38	%†	0.03%		(0.08)%
Year Ended 10/31/08	3,789	0.24	%†	0.22	%†	0.31%		0.79%		0.72%
Administrative Class
Year Ended 10/31/12	$1,863	0.11	%R†	N/A		0.36	%R	0.02	%R	(0.23	)%R
Year Ended 10/31/11	7,959	0.12	%R†	N/A		0.37	%R	0.00	%R§	(0.25	)%R
Year Ended 10/31/10	19,315	0.17	%R	N/A		0.36	%R	0.02	%R	(0.17	)%R
Year Ended 10/31/09	28,457	0.28	%†	0.22	%†	0.43	%†	0.03%		(0.12)%
Year Ended 10/31/08	111,065	0.28%		0.27%		0.36%		1.35%		1.27%
Advisory Class
Year Ended 10/31/12	$221,433	0.11	%R†	N/A		0.46	%R	0.02	%R	(0.33	)%R
Year Ended 10/31/11	116,858	0.12	%R†	N/A		0.47	%R	0.00	%R§	(0.35	)%R
Year Ended 10/31/10	51,426	0.17	%R	N/A		0.46	%R	0.02	%R	(0.27	)%R
Year Ended 10/31/09	98,091	0.29	%†	0.22	%†	0.53	%†	0.02%		(0.22)%
Year Ended 10/31/08	176,505	0.36	%†	0.36	%†	0.46%		2.01%		1.91%
Participant Class
Year Ended 10/31/12	$137	0.11	%R†	N/A		0.71	%R	0.02	%R	(0.58	)%R
Year Ended 10/31/11	129	0.12	%R†	N/A		0.72	%R	0.00	%R§	(0.60	)%R
Year Ended 10/31/10	127	0.17	%R	N/A		0.71	%R	0.02	%R	(0.52	)%R
Year Ended 10/31/09	128	0.29	%†	0.22	%†	0.78	%†	0.01%		(0.48)%
Year Ended 10/31/08	160	0.60	%†	0.60	%†	0.71%		1.93%		1.82%
Cash Management Class
Year Ended 10/31/12	$419,549	0.11	%R†	N/A		0.36	%R	0.02	%R	(0.23	)%R
Year Ended 10/31/11	315,795	0.12	%R†	N/A		0.37	%R	0.00	%R§	(0.25	)%R
Year Ended 10/31/10	257,495	0.18	%R	N/A		0.45	%R	0.01	%R	(0.26	)%R
Year Ended 10/31/09	264,840	0.29	%†	0.23	%†	0.58	%†	0.02%		(0.27)%
Year Ended 10/31/08	414,148	0.40	%†	0.39	%†	0.51%		1.23%		1.12%

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Distributions From Net Realized Gain		Net Asset Value, End of Period
Treasury Securities Portfolio:
Institutional Class
Year Ended 10/31/12	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$—		$1.000
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000
Year Ended 10/31/10	1.000	(0.000	)††^	0.000	^	(0.000	)^	(0.000	)^	1.000
Year Ended 10/31/09	1.000	0.000	^	0.000	^	(0.000	)^	—		1.000
10/7/08** through 10/31/08	1.000	0.000	^	0.000	^	(0.000	)^	—		1.000
Institutional Select Class
Year Ended 10/31/12	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$—		$1.000
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000
Year Ended 10/31/10	1.000	(0.000	)††^	0.000	^	(0.000	)^	(0.000	)^	1.000
Year Ended 10/31/09	1.000	0.000	^	(0.000	)^	(0.000	)^	—		1.000
10/7/08** through 10/31/08	1.000	0.000	^	0.000	^	(0.000	)^	—		1.000
Investor Class
Year Ended 10/31/12	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$—		$1.000
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000
Year Ended 10/31/10	1.000	(0.000	)††^	0.000	^	(0.000	)^	(0.000	)^	1.000
Year Ended 10/31/09	1.000	0.000	^	(0.000	)^	(0.000	)^	—		1.000
10/7/08** through 10/31/08	1.000	0.000	^	0.000	^	(0.000	)^	—		1.000
Administrative Class
Year Ended 10/31/12	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$—		$1.000
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000
Year Ended 10/31/10	1.000	(0.000	)††^	0.000	^	(0.000	)^	(0.000	)^	1.000
Year Ended 10/31/09	1.000	0.000	^	0.000	^	(0.000	)^	—		1.000
10/7/08** through 10/31/08	1.000	0.000	^	0.000	^	(0.000	)^	—		1.000
Advisory Class
Year Ended 10/31/12	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$—		$1.000
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000
Year Ended 10/31/10	1.000	(0.000	)††^	0.000	^	(0.000	)^	(0.000	)^	1.000
Year Ended 10/31/09	1.000	0.000	^	0.000	^	(0.000	)^	—		1.000
10/27/08** through 10/31/08	1.000	0.000	^	0.000	^	(0.000	)^	—		1.000
Participant Class
Year Ended 10/31/12	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$—		$1.000
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000
Year Ended 10/31/10	1.000	(0.000	)††^	0.000	^	(0.000	)^	(0.000	)^	1.000
Year Ended 10/31/09	1.000	0.000	^	(0.000	)^	(0.000	)^	—		1.000
10/27/08** through 10/31/08	1.000	0.000	^	0.000	^	(0.000	)^	—		1.000
Cash Management Class
Year Ended 10/31/12	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$—		$1.000
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000
Year Ended 10/31/10	1.000	(0.000	)††^	0.000	^	(0.000	)^	(0.000	)^	1.000
Year Ended 10/31/09	1.000	0.000	^	0.000	^	(0.000	)^	—		1.000
10/7/08** through 10/31/08	1.000	0.000	^	0.000	^	(0.000	)^	—		1.000

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Financial Highlights (cont'd)

	Total Return	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Treasury Securities Portfolio:
Institutional Class
Year Ended 10/31/12	0.01%	$3,010,813	0.05	%R	0.21	%R	0.01	%R	(0.15	)%R
Year Ended 10/31/11	0.01%	2,672,957	0.01	%R	0.26	%R	0.00	%R§	(0.25	)%R
Year Ended 10/31/10	0.05%	3,195	0.13	%R	0.78	%R	(0.01	)%R	(0.66	)%R
Year Ended 10/31/09	0.04%	33,422	0.11%		0.29%		0.04%		(0.14)%
10/7/08** through 10/31/08	0.00%§‡	282,625	0.06	%*	0.49	%*	0.05	%*	(0.37	)%*
Institutional Select Class
Year Ended 10/31/12	0.01%	$100	0.05	%R†	0.26	%R	0.01	%R	(0.20	)%R
Year Ended 10/31/11	0.01%	150	0.01	%R†	0.31	%R	0.00	%R§	(0.30	)%R
Year Ended 10/31/10	0.04%	100	0.14	%R	0.83	%R	(0.02	)%R	(0.71	)%R
Year Ended 10/31/09	0.02%	100	0.14	%†	0.40	%†	0.02%		(0.24)%
10/7/08** through 10/31/08	0.00%§‡	100	0.06	%*†	0.62	%†*	0.06	%*	(0.50	)%*
Investor Class
Year Ended 10/31/12	0.01%	$183	0.05	%R†	0.31	%R	0.01	%R	(0.25	)%R
Year Ended 10/31/11	0.01%	100	0.01	%R†	0.36	%R	0.00	%R§	(0.35	)%R
Year Ended 10/31/10	0.03%	100	0.15	%R	0.88	%R	(0.03	)%R	(0.76	)%R
Year Ended 10/31/09	0.02%	100	0.14	%†	0.45	%†	0.02%		(0.29)%
10/7/08** through 10/31/08	0.00%§‡	100	0.06	%*†	0.66	%†*	0.06	%*	(0.55	)%*
Administrative Class
Year Ended 10/31/12	0.01%	$100	0.05	%R†	0.36	%R	0.01	%R	(0.30	)%R
Year Ended 10/31/11	0.01%	100	0.01	%R†	0.41	%R	0.00	%R§	(0.40	)%R
Year Ended 10/31/10	0.03%	100	0.15	%R	0.93	%R	(0.03	)%R	(0.81	)%R
Year Ended 10/31/09	0.02%	100	0.14	%†	0.50	%†	0.02%		(0.34)%
10/7/08** through 10/31/08	0.00%§‡	100	0.06	%*†	0.72	%†*	0.06	%*	(0.60	)%*
Advisory Class
Year Ended 10/31/12	0.01%	$100	0.05	%R†	0.46	%R	0.01	%R	(0.40	)%R
Year Ended 10/31/11	0.01%	100	0.01	%R†	0.51	%R	0.00	%R§	(0.50	)%R
Year Ended 10/31/10	0.02%	100	0.16	%R	1.02	%R	(0.04	)%R	(0.90	)%R
Year Ended 10/31/09	0.02%	100	0.14	%†	0.60	%†	0.02%		(0.44)%
10/27/08** through 10/31/08	0.00%§‡	100	0.11	%*†	0.71	%†*	0.05	%*	(0.55	)%*
Participant Class
Year Ended 10/31/12	0.01%	$100	0.05	%R†	0.71	%R	0.01	%R	(0.65	)%R
Year Ended 10/31/11	0.01%	100	0.01	%R†	0.76	%R	0.00	%R§	(0.75	)%R
Year Ended 10/31/10	0.01%	100	0.17	%R	1.28	%R	(0.05	)%R	(1.16	)%R
Year Ended 10/31/09	0.02%	100	0.14	%†	0.85	%†	0.02%		(0.69)%
10/27/08** through 10/31/08	0.00%§‡	100	0.10	%*†	0.96	%†*	0.05	%*	(0.81	)%*
Cash Management Class
Year Ended 10/31/12	0.01%	$169,144	0.05	%R†	0.36	%R	0.01	%R	(0.30	)%R
Year Ended 10/31/11	0.01%	42,784	0.01	%R†	0.41	%R	0.00	%R§	(0.40	)%R
Year Ended 10/31/10	0.02%	15,661	0.17	%R	1.02	%R	(0.05	)%R	(0.90	)%R
Year Ended 10/31/09	0.02%	27,852	0.14	%†	0.61	%†	0.01%		(0.46)%
10/7/08** through 10/31/08	0.00%§‡	43,693	0.06	%*†	0.76	%†*	0.05	%*	(0.64	)%*

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Distributions From Net Realized Gain		Net Asset Value, End of Period	Total Return
Tax-Exempt Portfolio:
Institutional Class
Year Ended 10/31/12	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$—		$1.000	0.02%
Year Ended 10/31/11	1.000	0.001	††	(0.000	)^	(0.001)		—		1.000	0.06%
Year Ended 10/31/10	1.000	0.001	††	0.000	^	(0.001)		(0.000	)^	1.000	0.12%
Year Ended 10/31/09	1.000	0.004		0.000	^	(0.004)		—		1.000	0.39%
Year Ended 10/31/08	1.000	0.024		(0.000	)^	(0.024)		—		1.000	2.44%
Institutional Select Class
Year Ended 10/31/12	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$—		$1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	—		1.000	0.03%
Year Ended 10/31/10	1.000	0.001	††	0.000	^	(0.001)		(0.000	)^	1.000	0.07%
Year Ended 10/31/09	1.000	0.003		0.000	^	(0.003)		—		1.000	0.34%
Year Ended 10/31/08	1.000	0.024		(0.000	)^	(0.024)		—		1.000	2.39%
Investor Class
Year Ended 10/31/12	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$—		$1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	(0.000	)^	1.000	0.03%
Year Ended 10/31/09	1.000	0.003		0.000	^	(0.003)		—		1.000	0.29%
Year Ended 10/31/08	1.000	0.023		(0.000	)^	(0.023)		—		1.000	2.33%
Administrative Class
Year Ended 10/31/12	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$—		$1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	—		1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.003		0.000	^	(0.003)		—		1.000	0.25%
Year Ended 10/31/08	1.000	0.023		(0.000	)^	(0.023)		—		1.000	2.28%
Advisory Class
Year Ended 10/31/12	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$—		$1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	—		1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.002		0.000	^	(0.002)		—		1.000	0.19%
Year Ended 10/31/08	1.000	0.022		(0.000	)^	(0.022)		—		1.000	2.18%
Participant Class
Year Ended 10/31/12	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$—		$1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	—		1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.001		0.000	^	(0.001)		—		1.000	0.09%
Year Ended 10/31/08	1.000	0.019		(0.000	)^	(0.019)		—		1.000	1.93%
Cash Management Class
Year Ended 10/31/12	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$—		$1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	—		1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.002		0.000	^	(0.002)		—		1.000	0.16%
Year Ended 10/31/08	1.000	0.021		(0.000	)^	(0.021)		—		1.000	2.13%
The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Mutual Fund Insurance		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Rebate From Morgan Stanley Affiliates to Average Net Assets
Tax-Exempt Portfolio:
Institutional Class
Year Ended 10/31/12	$581,969	0.14	%R+	N/A		0.22	%R	0.02	%R+	(0.06	)%R	0.00	%§
Year Ended 10/31/11	624,452	0.17	%R+	N/A		0.23	%R	0.06	%R+	0.00	%R§	0.00	%§
Year Ended 10/31/10	986,806	0.18	%R	N/A		0.22	%R	0.12	%R	0.08	%R	N/A
Year Ended 10/31/09	1,459,441	0.19	%+	0.15	%+	0.25	%+	0.41	%+	0.35	%+	0.01%
Year Ended 10/31/08	1,836,397	0.12	%+	0.12	%+	0.21	%+	2.35	%+	2.25	%+	0.00	%§
Institutional Select Class
Year Ended 10/31/12	$100	0.15	%R+†	N/A		0.27	%R	0.01	%R+	(0.11	)%R	0.00	%§
Year Ended 10/31/11	100	0.20	%R+†	N/A		0.28	%R	0.03	%R+	(0.05	)%R	0.00	%§
Year Ended 10/31/10	100	0.23	%R	N/A		0.27	%R	0.07	%R	0.03	%R	N/A
Year Ended 10/31/09	100	0.24	%+	0.20	%+	0.30	%+	0.44	%+	0.38	%+	0.01%
Year Ended 10/31/08	100	0.17	%+	0.17	%+	0.26	%+	2.28	%+	2.18	%+	0.00	%§
Investor Class
Year Ended 10/31/12	$104	0.15	%R+†	N/A		0.32	%R	0.01	%R+	(0.16	)%R	0.00	%§
Year Ended 10/31/11	104	0.23	%R+†	N/A		0.33	%R	0.00	%R§+	(0.10	)%R	0.00	%§
Year Ended 10/31/10	1,366	0.27	%R	N/A		0.32	%R	0.03	%R	(0.02	)%R	N/A
Year Ended 10/31/09	5,966	0.29	%+	0.25	%+	0.36	%+†	0.25	%+	0.18	%+	0.01%
Year Ended 10/31/08	2,003	0.22	%+	0.22	%+	0.31	%+	2.71	%+	2.61	%+	0.00	%§
Administrative Class
Year Ended 10/31/12	$100	0.15	%R+†	N/A		0.37	%R	0.01	%R+	(0.21	)%R	0.00	%§
Year Ended 10/31/11	100	0.22	%R+†	N/A		0.38	%R	0.01	%R+	(0.15	)%R	0.00	%§
Year Ended 10/31/10	100	0.29	%R	N/A		0.37	%R	0.01	%R	(0.07	)%R	N/A
Year Ended 10/31/09	100	0.33	%+†	0.29	%+†	0.40	%+	0.25	%+	0.18	%+	0.01%
Year Ended 10/31/08	100	0.27	%+	0.27	%+	0.36	%+	2.26	%+	2.16	%+	0.00	%§
Advisory Class
Year Ended 10/31/12	$7,640	0.15	%R+†	N/A		0.47	%R	0.01	%R+	(0.31	)%R	0.00	%§
Year Ended 10/31/11	6,409	0.21	%R+†	N/A		0.48	%R	0.02	%R+	(0.25	)%R	0.00	%§
Year Ended 10/31/10	6,213	0.29	%R	N/A		0.47	%R	0.01	%R	(0.17	)%R	N/A
Year Ended 10/31/09	4,990	0.39	%+†	0.35	%+†	0.50	%+	0.18	%+	0.07	%+	0.01%
Year Ended 10/31/08	4,756	0.37	%+	0.37	%+	0.46	%+	2.21	%+	2.11	%+	0.00	%§
Participant Class
Year Ended 10/31/12	$14,127	0.15	%R+†	N/A		0.72	%R	0.01	%R+	(0.56	)%R	0.00	%§
Year Ended 10/31/11	18,505	0.21	%R+†	N/A		0.73	%R	0.02	%R+	(0.50	)%R	0.00	%§
Year Ended 10/31/10	17,929	0.29	%R	N/A		0.72	%R	0.01	%R	(0.42	)%R	N/A
Year Ended 10/31/09	15,578	0.50	%+†	0.45	%+†	0.75	%+	0.11	%+	(0.14	)%+	0.01%
Year Ended 10/31/08	22,683	0.62	%+	0.62	%+	0.71	%+	1.90	%+	1.80	%+	0.00	%§
Cash Management Class
Year Ended 10/31/12	$650,822	0.15	%R+†	N/A		0.37	%R	0.01	%R+	(0.21	)%R	0.00	%§
Year Ended 10/31/11	625,170	0.22	%R+†	N/A		0.38	%R	0.01	%R+	(0.15	)%R	0.00	%§
Year Ended 10/31/10	785,955	0.30	%R	N/A		0.47	%R	0.00	%R§	(0.17	)%R	N/A
Year Ended 10/31/09	944,717	0.44	%+†	0.39	%+†	0.56	%+†	0.19	%+	0.07	%+	0.01%
Year Ended 10/31/08	1,337,200	0.42	%+	0.42	%+	0.51	%+	1.95	%+	1.85	%+	0.00	%§

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Notes to Financial Highlights

††  Per share amount is based on average shares outstanding.

^  Amount is less than $0.0005 per share.

R  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^^  The Adviser contributed non recourse voluntary capital contributions to the Money Market and Prime Portfolios. The effect of these contributions are reflected in the Portfolios' total returns above. Without these capital contributions, the impact was less than 0.005% to the total returns for the Money Market and Prime Portfolios.

#  The Adviser fully reimbursed the Portfolios for losses incurred resulting from the disposal of investments. The impact of this reimbursement is reflected in the total returns shown above for the Money Market and Prime Portfolios. Without this reimbursement, the total returns for the Money Market Portfolio's Institutional, Institutional Select, Investor, Administrative, Advisory, Participant and Cash Management Classes were 3.34%, 3.29%, 3.23%, 3.18%, 3.08%, 2.82% and 3.03%, respectively. Without this reimbursement, the total returns for the Prime Portfolio's Institutional, Institutional Select, Investor, Administrative, Advisory, Participant and Cash Management Classes were 3.21%, 3.16%, 3.11%, 3.06%, 2.96%, 2.70% and 0.43%, respectively.

†  Ratios of Expenses to Average Net Assets before and after Maximum Expense Ratios may vary among share classes by more or less than the administration plan, service and shareholder administration plan, distribution plan and/or shareholder service plan (the "plans") fees due to either (1) the different periods of operation for each share class, (2) fluctuations in daily net asset amounts, (3) changes in the plans' fees during the period for each share class, (4) changes in the Portfolios' expense cap during the year, (5) waivers to the plans' fees for each share class, or (6) a combination of the previous points.

§  Amount is less than 0.005%.

‡  Not Annualized.

*  Annualized.

+  The Ratio of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets."

**  Commencement of Operations.

The accompanying notes are an integral part of the financial statements.

2012 Annual Report

October 31, 2012

Notes to Financial Statements

Morgan Stanley Institutional Liquidity Funds (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a Massachusetts business trust. The Fund is comprised of seven separate, active, diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund offers seven different classes of shares for each of the Portfolios — Institutional Class, Institutional Select Class, Investor Class, Administrative Class, Advisory Class, Participant Class and Cash Management Class. All classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

For detailed descriptions of the investment objectives of each of the Portfolios and other related information, please refer to the Prospectuses of the Fund. Generally, the investment objective of the Portfolios is to seek preservation of capital, daily liquidity and maximum current income (exempt from federal income tax in the case of Tax-Exempt Portfolio).

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities owned by the Portfolios are stated at amortized cost which approximates fair value, in accordance with Rule 2a-7 under the Act.

2.  Repurchase Agreements: Certain Portfolios may enter into repurchase agreements under which a Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolios, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

2012 Annual Report

October 31, 2012

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value each Portfolio's investments as of October 31, 2012.

Money Market Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Certificates of Deposit	$—	$136,000	$—	$136,000
Commercial Paper	—	433,605	—	433,605
Floating Rate Notes	—	394,499	—	394,499
Repurchase Agreements	—	1,598,700	—	1,598,700
Tax-Exempt Instruments
Closed-End Investment Company	—	10,000	—	10,000
Municipal Bond	—	40,522	—	40,522
Weekly Variable Rate Bonds	—	458,215	—	458,215
Total Tax-Exempt Instruments	—	508,737	—	508,737
Time Deposits	—	365,000	—	365,000
Total Assets	$—	$3,436,541	$—	$3,436,541

Prime Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Certificates of Deposit	$—	$2,337,310	$—	$2,337,310
Commercial Paper	—	2,161,189	—	2,161,189
Floating Rate Notes	—	2,903,118	—	2,903,118
Repurchase Agreements	—	10,734,550	—	10,734,550
Tax-Exempt Instruments
Closed-End Investment Company	—	35,000	—	35,000
Daily Variable Rate Bonds	—	50,005	—	50,005
Municipal Bond	—	301,890	—	301,890
Weekly Variable Rate Bonds	—	2,045,395	—	2,045,395
Total Tax-Exempt Instruments	—	2,432,290	—	2,432,290
Time Deposit	—	375,000	—	375,000
Total Assets	$—	$20,943,457	$—	$20,943,457

Government Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
U.S. Agency Securities	$—	$3,569,061	$—	$3,569,061
U.S. Treasury Securities	—	153,338	—	153,338
Repurchase Agreements	—	9,209,000	—	9,209,000
Total Assets	$—	$12,931,399	$—	$12,931,399

Government Securities Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
U.S. Agency Securities	$—	$215,000	$—	$215,000
U.S. Treasury Securities	—	28,084	—	28,084
Total Assets	$—	$243,084	$—	$243,084

Treasury Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
U.S. Treasury Securities	$—	$1,391,661	$—	$1,391,661
Repurchase Agreements	—	5,427,730	—	5,427,730
Total Assets	$—	$6,819,391	$—	$6,819,391

Treasury Securities Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
U.S. Treasury Securities	$—	$3,390,866	$—	$3,390,866
Total Assets	$—	$3,390,866	$—	$3,390,866

2012 Annual Report

October 31, 2012

Notes to Financial Statements (cont'd)

Tax-Exempt Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Tax-Exempt Instruments
Commercial Paper	$—	$117,000	$—	$117,000
Daily Variable Rate Bonds	—	175,345	—	175,345
Municipal Bonds & Notes	—	28,396	—	28,396
Put Option Bonds	—	84,735	—	84,735
Weekly Variable Rate Bonds	—	848,220	—	848,220
Total Tax-Exempt Instruments	—	1,253,696	—	1,253,696
Total Assets	$—	$1,253,696	$—	$1,253,696

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolios recognize transfers between the levels as of the end of the period. As of October 31, 2012, the Portfolios did not have any investments transfer between investment levels.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on a "first-in-first-out" basis. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Dividends to the shareholders of the Portfolios are accrued daily and are distributed on the last business day of each month.

B. Advisory/Sub-Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid monthly, at the annual rates of the average daily net assets indicated below.

Portfolio	Advisory Fees
Money Market	0.15%
Prime	0.15
Government	0.15
Government Securities	0.15
Treasury	0.15
Treasury Securities	0.15
Tax-Exempt	0.15

The Adviser has agreed to reduce its advisory fee and/or reimburse each Portfolio so that total annual operating expenses of each share class, excluding certain investment related expenses, will not exceed the maximum expense ratios.

	Maximum Expense Ratio
Class	Money Market	Prime	Government	Government Securities
Institutional Class	0.20%	0.20%	0.20%	0.20%
Institutional Select Class	0.25	0.25	0.25	0.25
Investor Class	0.30	0.30	0.30	0.30
Administrative Class	0.35	0.35	0.35	0.35
Advisory Class	0.45	0.45	0.45	0.45
Participant Class	0.70	0.70	0.70	0.70
Cash Management Class	0.35	0.35	0.35	0.35
	Maximum Expense Ratio
Class	Treasury	Treasury Securities	Tax- Exempt
Institutional Class	0.20%	0.20%	0.20%
Institutional Select Class	0.25	0.25	0.25
Investor Class	0.30	0.30	0.30
Administrative Class	0.35	0.35	0.35
Advisory Class	0.45	0.45	0.45
Participant Class	0.70	0.70	0.70
Cash Management Class	0.35	0.35	0.35

The Adviser may also waive additional advisory fees and/or reimburse expenses to the extent a Portfolio's total expenses exceed total income on a daily basis. In addition, the Adviser may make additional voluntary fee waivers and/or expense reimbursements. The ratios of expenses to average net assets disclosed in the Portfolios' Financial Highlights may be lower than the maximum expense ratios due to these additional fee waivers and/or expense reimbursements. These fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems such action is appropriate. For the year ended October 31, 2012, the Portfolios had advisory fees waived and/or certain expenses reimbursed as follows:

Portfolio	Advisory Fees Waived and/or Reimbursed (000)
Money Market	$1,527
Prime	8,648
Government	10,326

2012 Annual Report

October 31, 2012

Notes to Financial Statements (cont'd)

Portfolio	Advisory Fees Waived and/or Reimbursed (000)
Government Securities	$808
Treasury	6,626
Treasury Securities	4,831
Tax-Exempt	1,003

Effective June 25, 2012, the Adviser entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Limited (the "Sub-Adviser"), a wholly-owned subsidiary of Morgan Stanley. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser provides the Money Market, Prime, Government, Government Securities, Treasury and Treasury Securities Portfolios with advisory services, subject to the overall supervision of the Adviser and the Portfolios' Officers and Trustees. The Adviser pays the Sub-Adviser, on a monthly basis, a portion of the net advisory fees the Adviser receives from the Portfolios.

On December 5, 2012, the Sub-Advisory Agreement was terminated.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.05% of each Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Services and Shareholder Administration Plan Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund.

The Fund has entered into an Administration Plan with respect to its Institutional Select Class, Investor Class and Administrative Class shares pursuant to which each class of shares will pay the Distributor a monthly or quarterly fee at an annual rate of up to 0.05%, 0.10% and 0.15%, of the average daily net assets of each such class of shares, respectively, to compensate certain financial intermediaries who provide administrative services to shareholders.

The Fund has also entered into a Service and Shareholder Administration Plan with respect to its Advisory Class shares pursuant to which its Advisory Class shares pays the Distributor a monthly or quarterly fee at an annual rate of up to 0.25% of the average daily net assets of such class of shares, to compensate certain financial intermediaries who provide administrative services, personal and account maintenance services to shareholders.

The Fund has also entered into a Distribution Plan with respect to its Participant Class and Cash Management Class shares pursuant to which each class of shares will pay the Distributor a monthly or quarterly distribution fee at an annual rate of up to 0.25% and 0.10% of the average daily net assets of such class of shares, respectively, to compensate certain service organizations for providing distribution related services to the Fund.

The Fund has also entered into a Shareholder Services Plan with respect to its Participant Class and Cash Management Class shares pursuant to which each class of shares will pay the Distributor a monthly or quarterly service fee at an annual rate of up to 0.25% and 0.05% of the average daily net assets of each such class of shares, respectively, to compensate service organizations for providing administrative services to shareholders.

The Distributor has agreed to reduce its distribution fees to the extent total expenses exceed total income on a daily basis for any class of shares in a Portfolio. These fee waivers will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers when it deems such action is appropriate.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services").

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of each Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statements of Operations.

G. Federal Income Taxes: It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in

2012 Annual Report

October 31, 2012

Notes to Financial Statements (cont'd)

"Interest Expense" and penalties in "Other Expenses" in the Statements of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended October 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

	2012 Distributions Paid From:				2011 Distributions Paid From:
Portfolio	Ordinary Income (000)		Tax- Exempt Income (000)	Long- term Capital Gain (000)	Ordinary Income (000)		Tax- Exempt Income (000)	Long- term Capital Gain (000)
Money Market	$4,547		$—	$—	$5,041		$—	$—
Prime	27,982		—	—	20,517		—	—
Government	5,223		—	—	1,980		—	1
Government Securities	41		—	—	85		—	—
Treasury	1,511		—	—	896		—	—	@
Treasury Securities	298		—	—	36		—	—
Tax-Exempt	—	@	177	—	—	@	678	—

@ Amount is less than $500.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of distribution payable and/or deferred compensation.

Permanent differences are generally due to distribution reclass, nondeductible expenses, equalization and/or gain on the sale of deferred compensation assets. These resulted in the following reclassifications among the Portfolios' components of net assets at October 31, 2012:

Portfolio	Accumulated Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in- Capital (000)
Money Market	$(59)	$2	$57
Prime	(386)	(8)	394
Government	(305)	(64)	369
Government Securities	(13)	3	10
Treasury	(104)	(15)	119
Treasury Securities	7	(16)	9
Tax-Exempt	(1)	1	—

At October 31, 2012 the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income (000)	Tax- Exempt Income (000)	Undistributed Long-term Capital Gain (000)
Money Market	$317	$—	$—
Prime	1,630	—	—
Government	418	—	—
Government Securities	9	—	—
Treasury	118	—	—
Treasury Securities	17	—	—
Tax-Exempt	—	43	—

The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. At October 31, 2012, the cost of investments for each Portfolio were as follows:

Portfolio	Cost (000)
Money Market	$3,436,541
Prime	20,943,457
Government	12,931,399
Government Securities	243,084
Treasury	6,819,391
Treasury Securities	3,390,866
Tax-Exempt	1,253,696

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At October 31, 2012, the following Portfolios had available for Federal income tax purposes unused short term capital losses that do not have an expiration date:

Portfolio	Short-term Losses (No Expiration) (000)
Government Securities	—	@

@ Amount is less than $500

In addition, at October 31, 2012, the following Portfolios had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Portfolio	2016 (000)	2018 (000)	2019 (000)	Total (000)
Money Market	$65	$—	$40	$105
Government Securities	—	—	5	5
Tax-Exempt	—	29	—	29

2012 Annual Report

October 31, 2012

Notes to Financial Statements (cont'd)

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended October 31, 2012, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately:

Portfolio	Capital loss Carryforward Utilized (000)
Money Market	$15
Prime	20
Treasury Securities	1
Tax-Exempt	45

H. Transactions with Affiliates: The Tax-Exempt Portfolio invested in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio ("the Government Portfolio"), an open-ended management investment company managed by the Adviser. A summary of the Tax-Exempt Portfolio's transactions in shares of the Government Portfolio during the year ended October 31, 2012 is as follows:

Portfolio	Value October 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value October 31, 2012 (000)
Tax-Exempt	$—	$133,000	$133,000	$1	$—

Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Government Portfolio. For the year ended October 31, 2012, advisory fees paid were reduced by approximately $4,000 relating to the Portfolio's investment in the Government Portfolio.

For the year ended October 31, 2012, the following Portfolios invested in Citigroup, Inc., and its affiliated broker-dealers which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act.

Portfolio	Value October 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Interest Income (000)	Value October 31, 2012 (000)
Prime	$200,000	$8,000,000	$8,200,000	$32	$—
Government	200,000	92,000,000	91,800,000	633	400,000

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

I. Other (unaudited): At October 31, 2012, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios. These Portfolios and the aggregate percentage of such owners were as follows:

	Percentage of Ownership
Class	Money Market	Prime	Government	Government Securities
Institutional Class	27.04%	21.83%	24.35%	38.22%
Institutional Select Class	99.60	94.01	75.31	—
Investor Class	99.80	99.39	99.06	—
Administrative Class	—	—	95.41	—
Advisory Class	99.44	94.03	92.78	—
Participant Class	82.78	97.17	—	—
Cash Management Class	—	—	—	34.50
	Percentage of Ownership
Class	Treasury	Treasury Securities	Tax- Exempt
Institutional Class	26.49%	—	11.51%
Institutional Select Class	99.77	—	—
Investor Class	—	45.49%	—
Administrative Class	100.00	—	—
Advisory Class	99.32	—	99.90
Participant Class	26.80	—	90.55
Cash Management Class	54.33	—	—

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, Balance Sheet: Disclosures about Offsetting Assets and Liabilities. The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, Balance Sheet: Offsetting — Other Presentation Matters or ASC 815-10-45, Derivatives: Overall — Other Presentation Matters or are subject to enforceable master netting agreements or similar. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

2012 Annual Report

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Liquidity Funds:

We have audited the accompanying statement of assets and liabilities of Money Market Portfolio, Prime Portfolio, Government Portfolio, Government Securities Portfolio, Treasury Portfolio, Treasury Securities Portfolio and Tax-Exempt Portfolio (the "Portfolios") (the seven portfolios comprising Morgan Stanley Institutional Liquidity Funds), including the portfolios of investments, as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned seven portfolios comprising Morgan Stanley Institutional Liquidity Funds at October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 21, 2012

2012 Annual Report

October 31, 2012

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended October 31, 2012.

Each of the applicable Portfolios designated the following percentages of its income dividends as tax-exempt dividends:

Portfolio	Tax-Exempt Percentage
Tax-Exempt Portfolio	99.88%

For Federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Portfolio for the taxable year ended October 31, 2012.

Each of the applicable Portfolios may designate up to a maximum of the following amounts as qualifying as interest-related dividends and short-term capital gain dividends:

Portfolio	Interest Related Dividends	Short-Term Capital Gain Dividends
Money Market Portfolio	$4,492,552	$—
Prime Portfolio	27,982,403	—
Government Portfolio	5,223,460	—
Government Securities Portfolio	42,280	—
Treasury Portfolio	1,511,113	—
Treasury Securities Portfolio	290,642	7,754
Tax-Exempt Portfolio	176,772	—

2012 Annual Report

October 31, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

2012 Annual Report

October 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

2012 Annual Report

October 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

2012 Annual Report

October 31, 2012

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				102

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's Council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				104	Director of various business organizations.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.
Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).

2012 Annual Report

October 31, 2012

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (and since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Close-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

2012 Annual Report

October 31, 2012

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2011) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

2012 Annual Report

October 31, 2012

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Kevin Klingert (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Money Market and Liquidity Funds	Since September 2010

President and Principal Executive Officer (since September 2010) of the Money Market and Liquidity Funds; Head of Morgan Stanley Investment Management Liquidity business (since July 2010); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2007). Formerly, Global Head, Chief Operating Officer and Acting Chief Investment Officer of the Fixed Income Group of the Adviser (April 2008-July 2010); Head of Global Liquidity Portfolio Management and co-head of Liquidity Credit Research of Morgan Stanley Investment Management (December 2007-July 2010) and Vice President of the funds in the Fund Complex (June 2008-July 2010). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991-January 2007).

Mary Ann Picciotto (39) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each Officer serves an indefinite term, until his or her successor is elected.

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Portfolio provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Portfolio's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Each Portfolio also delivers the semi-annual and annual reports to shareholders and makes these reports available on its public website, www.morganstanley.com/liquidity. Each Portfolio also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q and monthly holdings on Form N-MFP. The Portfolios do not deliver these reports to shareholders, nor are the first and third fiscal quarters posted to the Morgan Stanley public website. However, the holdings for each Portfolio are posted to the Morgan Stanley public website. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-(800)-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund's Statement of Additional Information contains additional information about the Fund, including its Trustees. It is available, without charge, by calling toll free at 1 (888) 378-1630.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (888) 378-1630 or by visiting our website at www.morganstanley.com/liquidity. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Fund which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/liquidity or call toll free 1 (888) 378-1630.

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2012 Morgan Stanley. Morgan Stanley Distribution, Inc.

MSILFANN
IU12-02559P-Y10/12

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2012

	Registrant			Covered Entities(1)
Audit Fees		$172,900		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$—	(2)
Tax Fees		$19,880	(3)	$201,000	(4)
All Other Fees	$			$854,099
Total Non-Audit Fees		$19,880		$1,055,099

Total		$192,780		$1,055,099

2011

	Registrant			Covered Entities(1)
Audit Fees		$172,900		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$6,501,000	(2)
Tax Fees		$19,880	(3)	$1,350,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$19,880		$7,851,000

Total		$192,780		$7,851,000

N/A- Not applicable, as not required by Item 4.

(1)   Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)   Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)   All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.     Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)           This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.     Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.     Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.     Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.     Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.     All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.     Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.     Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.     Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)   The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by annual closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Liquidity Funds

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
December 13, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
December 13, 2012

/s/ Francis Smith
Francis Smith
Principal Financial Officer
December 13, 2012